UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 30, 1996

                                  ------------


                              MORGAN PRODUCTS LTD.
             (Exact name of registrant as specified in its charter)



        Delaware                                        06-1095650
(State or other jurisdiction                (I.R.S. Employer Identification No.)
 of incorporation)


                          Commission File Number 1-9843

                 469 McLaws Circle, Williamsburg, Virginia 23185
               (Address of principal executive offices) (Zip Code)


                                 (757) 564-1700
              (Registrant's telephone number, including area code)

                                  ------------

ITEM 5. OTHER ASSETS

         The Registrant hereby files herewith the material contracts set forth as Exhibits in Item 7 below.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits


          1. Amendment #5, dated June 30, 1996, to the Loan and Security Agreement among the Company, certain banks and Barclay's Business Credit, Inc. (succeeded by Fleet Capital), dated July 14, 1994.

          2. Amendment #6, dated August 30, 1996, to the Loan and Security Agreement among the Company, certain banks and Barclay's Business Credit, Inc. (succeeded by Fleet Capital), dated July 14, 1994.

          3. Employment agreement between the Company and Dawn Neuman dated May 30, 1995.

          4. Amendment dated February 8, 1996 to the Employment Agreement of Dawn Neuman.

          5. Severance Agreement between the Company and David A. Braun dated October 1, 1995.

          6. Agreement between United Paperworkers International Union, Region IX, AFL-CIO, Local No. 7828, Decatur, Illinois dated January 2, 1996.

          7. Non-Competition Agreement by and among the Company, Tennessee Building Products, Inc., Titan Building Products, Inc., James Fishel, James Schulman and John Whipple dated August 30, 1996.

          8. Lease Agreement by and between Titan and Sunbelt Properties for property located at 37-A Freedom Court, Greer, South Carolina, dated February 15, 1995.

          9.  Lease   Agreement  by  and  between   Titan  and  SCI  NC  Limited
              Partnership for property located at 1407-A Westinghouse Blvd., Charlotte, North Carolina, dated February 15, 1995.

         10.  Lease  Agreement by and between the Company and F&S Properties for
              property  located  at  Foster  and  Glenrose  Avenue,   Nashville,
              Tennessee, dated August 30, 1996.

         11. Lease Agreement by and between the Company and F&S Properties for property located at 651 Thompson Lane, Nashville, Tennessee, dated August 30, 1996.

         12. Lease Agreement by and between the Company and F&S Properties for property located at 2131 Polymar Drive, Chattanooga, Tennessee, dated August 30, 1996.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     MORGAN PRODUCTS LTD.



                                     By: /s/ Douglas H. MacMillan
                                     ----------------------------
                                        Douglas H. MacMillan
                                        Vice President and Chief Financial
                                          Officer and Secretary

DATE:  September 26, 1996

                                                                      Exhibit 1
                                                                      06/21/96


                               FIFTH AMENDMENT TO
                           LOAN AND SECURITY AGREEMENT

                  THE FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT ("fifth Amendment") is made as of the 30th day of June, 1996 by and among Morgan Products Ltd., a Delaware corporation having its chief executive office at 469 McLaws Circle, Williamsburg, Virginia 23185 ("Borrower"), the lenders who are or who may from time to time become signatories hereto ("Lenders") and Fleet Capital Corporation, a Connecticut corporation having an office at 200 West Madison Street, Chicago, Illinois 60606 ("FCC") which is the successor-in-interest to Barclays Business Credit, Inc. and Shawmut Capital Corporation, as agent for the Lenders ("FCC," in such capacity being "Agent").

                              W I T N E S S E T H:

                  WHEREAS, Agent (or its predecessor-in-interest),  Lenders, and
Borrower entered into a certain Loan and Security Agreement dated as of July 14, 1994 as amended by (i) a certain First Amendment to Loan and Security Agreement ("First Amendment") dated as of September 30, 1994 by and among Agent (or its predecessor-in-interest), Borrower and lender signatories thereto, (ii) a certain Second Amendment to Loan and Security Agreement ("Second Amendment") dated as of October 20, 1994 by and among Agent (or its predecessor-in-interest), Borrower and the lender signatories thereto, (iii) a certain First (sic) Amendment to Loan and Security Agreement dated as of march 29, 1995 by and among Agent (or its predecessor-in-interest), Borrower and the lender signatories thereto, and (iv) a certain Fourth Amendment to Loan and Security Agreement dated as of October 30, 1995 by and among Agent (or its predecessor-in-interest), Borrower and the lender signatories thereto. Said Loan and Security Agreement, as amended from time to time, is hereinafter referred to as the "Loan Agreement"; and

                  WHEREAS, Borrower, Lenders and Agent desire to amend and modify certain provisions of the Loan Agreement.

                  NOW THEREFORE, in consideration of the premises, the mutual covenants and agreements herein contained, and any extension of credit heretofore, now or hereafter made by Lenders and Agent to Borrower, the parties hereto hereby agree as follows:

                  1. Definitions. Except as otherwise specifically provided for herein, all capitalized terms used herein without definition shall have the meanings given to them in the Loan Agreement.

                  2. Additional and Amended Definitions. The following definition of "Interest Rate Coverage Ratio" is hereby inserted into Section 1.1 of the Loan Agreement. The definitions of "Commitment termination Date," "LIBOR Revolver Added Rate," "Permitted Purchase Money Indebtedness" and Prime Revolver Added Rate" contained in Section 1.1 of the Loan Agreement are hereby deleted and the following are inserted in their stead:

                                 *      *      *

                           "Commitment  Termination  Date - the  earliest of (i)
                  July 13, 1998, (ii) the date of termination of the commitment to make further Revolving Credit Loans pursuant to Section 3.3 or 3.4 hereof, and (iii) the date of termination of the commitment to make further Revolving Credit Loans pursuant to
                  Section 11.2 hereof.

                                          *     *     *

                           Interest  Rate  Coverage  Ratio - with respect to any
                  fiscal period, the ratio of Borrower's (a) net income before interest, income tax expense, any extraordinary gain or loss from the sale of assets outside the ordinary course of business (including, without limitation, the sale of Borrower facility located in Lexington, North Carolina) and any charge or expense to net income (in an amount not to exceed
                  $1,500,000)  in  respect  to  the   restructuring  of  Morgan
                  Manufacturing for or taken within such period to (b) Borrower's interest expense for such period."

                                          *     *     *

                           "LIBOR  Revolver  Added Rate and Prime Revolver Added
                  Rate" - a percent determined by Borrower's Interest Rate Coverage Ratio for the most recently ended annual fiscal period (as determined by Borrower's annual audited financial statements delivered pursuant to Section 9.1(J)(i) of the Agreement) pursuant to the following schedule:

  Interest Rate                Prime Revolver                    LIBOR
  Coverage Ratio                Added Rate               Revolver Added Rate
  --------------               --------------            -------------------



<1.50 to 1                        1.25%                            3.00%
- -

>1.50 to 1 but <1.75 to 1         1.00%                            2.75%
- -

>1.75 to 1 but <2.20 to 1          .75%                            2.50%
- -

>2.20 to 1 but <2.50 to 1          .50%                            2.25%
- -

>2.50 to 1                         .25%                            2.00%
- -


                  As of July 1, 1996, the LIBOR Added Rate and the Prime Added Rate shall be two and one half percent (2.50%) and three quarters of one percent (.75%), respectively. Changes in the LIBOR Revolver Added Rate and the Prime Revolver Added Rate shall be effective as of the first day of the month in which Borrower delivers to Agent its annual audited financial statements in accordance with Section 9.1(J)(i) hereof.

                                 *     *     *

                           Permitted  Purchase  Money  Indebtedness  -  Purchase
                  Money Indebtedness of Borrower incurred after July 14, 1994 which is secured by a Purchase Money Lien and which when aggregated with the principal amount of all other such Purchase Money Indebtedness and Capitalized Lease Obligations of Borrower at the time outstanding, does not exceed $10,000,000. For the purposes of this definition, the principal amount of any Purchase Money Indebtedness consisting of capitalized leases shall be computed as a Capitalized Lease Obligation."

                                 *     *     *

                  3. Capital Expenditures. Section 9.2(L) of the Loan and Security Agreement is hereby deleted and the following is inserted in its stead:

                  "9.2 Negative Covenants. During the term of this Agreement, and thereafter for so long as there are any Obligations to Agent or any Lender, Borrower covenants that, unless Required Lenders have first consented thereto in writing, it will not:

                                 *     *     *

                           (L) Capital Expenditures.  Make Capital Expenditures
which, in the aggregate, as to Borrower and its Subsidiaries, exceed during any fiscal year of Borrower within the Term hereof the amount set forth opposite such fiscal year in the following schedule:


       Fiscal Year                                      Amount
       -----------                                      ------


        1995                                            $8,500,000

        1996                                            $8,500,000

        1997 and each succeeding fiscal year            $5,000,000"


                                 *     *     *

                  4. Continuing Effect. Except as otherwise specifically set out herein, the provisions of the Loan Agreement shall remain in full force and effect.

                  IN WITNESS WHEREOF, this Fourth Amendment has been duly executed as of the day and year specified at the beginning hereof.


                       MORGAN PRODUCTS LTD., ("Borrower")


                       By: /s/ Douglas H. MacMillan
                           ------------------------
                       Name: Douglas H. MacMillan
                             ----------------------
                       Title: VP, CFO and Secretary
                              ---------------------



                       FLEET CAPITAL CORPORATION
                       ("Agent" and "Lender")


                       By: /s/ Sandra Evans
                           ------------------------
                       Name:  Sandra Evans
                              ---------------------
                       Title: Vice President
                              ---------------------

                       HARRIS TRUST AND SAVINGS BANK ("Lender")


                       By: /s/ Lee A. Vandermyde
                           ------------------------
                       Name:  Lee A. Vandermyde
                              ---------------------
                       Title: Vice President
                              ---------------------



                       BANK OF AMERICA ILLINOIS ("Lender")


                       By:-------------------------
                       Name:-----------------------
                       Title:----------------------

                                                                    Exhibit 2


08/14/96

SIXTH AMENDMENT TO
LOAN AND SECURITY AGREEMENT

THE SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT ("Sixth Amendment") is made as of the 30th day of August, 1996 by and among Morgan Products Ltd., a Delaware corporation having its chief executive office at 469 McLaws Circle, Williamsburg, Virginia 23185 ("Borrower"), the lenders who are or who may from time to time become signatories hereto ("Lenders") and Fleet Capital Corporation, a Connecticut corporation having an office at 200 West Madison Street, Chicago, Illinois 60606 ("FCC") which is the successor-in-interest to Barclays Business Credit, Inc., as agent for the Lenders ("FCC," in such capacity being "Agent").

                              W I T N E S S E T H:

WHEREAS, FCC, as Agent and Lender, and Borrower entered into a certain Loan and Security Agreement dated as of July 14, 1994 as amended by (i) a certain First Amendment to Loan and Security Agreement ("First Amendment") dated as of
September 30, 1994 by and among Agent, Borrower and the lender signatories thereto, (ii) a certain Second Amendment to Loan and Security Agreement ("Second Amendment") dated as of October 20, 1994 by and among Agent, Borrower and the lender signatories thereto, (iii) a certain First (sic) Amendment to Loan and Security Agreement dated as of March 29, 1995 by and among Agent, Borrower and the lender signatories thereto, (iv) a certain Fourth Amendment to Loan and Security Agreement dated as of October 30, 1995 by and among Agent, Borrower and the lender signatories thereto (v) and a certain Fifth Amendment to Loan and Security Agreement dated as of June 30, 1996 by and among Agent, Borrower and the lender signatories thereto. Said Loan and Security Agreement, as amended from time to time, is hereinafter referred to as the "Loan Agreement"; and

WHEREAS, Borrower, Lenders and Agent desire to amend and modify certain provisions of the Loan Agreement.

NOW THEREFORE, in consideration of the premises, the mutual covenants and agreements herein contained, and any extension of credit heretofore, now or hereafter made by Lenders and Agent to Borrower, the parties hereto hereby agree as follows:

1. Definitions. Except as otherwise specifically provided for herein, all capitalized terms used herein without definition shall have the meanings given to them in the Loan Agreement.

2. Amended Definition. The definition of "Bank" contained in Section 1.1 of the Loan Agreement is hereby deleted and the following is inserted in its stead:

"1.1     Defined  Terms.  When used herein,  the following  terms shall have the following meanings (terms defined in the singular to have the same meaning when used in the plural and vice versa):

                                      * * *

Bank - Fleet National Bank."

                                      * * *

3. Leases. Section 9.2(W) of the Loan Agreement is hereby deleted and the following is inserted in its stead:

"9.2. Negative Covenants. During the term of this Agreement, and thereafter for so long as there are any Obligations to Agent or any Lender, Borrower covenants that, unless Required Lenders have first consented thereto in writing, it will not:

                                      * * *

(W) Leases. Become a lessee under any operating lease of Property if the aggregate Rentals payable during any current or future period of twelve (12) consecutive months during the Term hereof under the lease in question and all other leases under which Borrower is then lessee would exceed Nine Million Dollars ($9,000,000). The term "Rentals" means, as of the date of determination, all payments which the lessee is required to make by the terms of any lease, exclusive of payments for taxes, insurance, common area maintenance and the like."

                                      * * *

4. Specific Financial Covenants. Section 9.3(B) of the Loan Agreement is hereby deleted and the following is inserted in its stead:

"9.3.Specific Financial Covenants. During the Term of this Agreement, and thereafter for so long as there are any Obligations to Agent or any Lender, Borrower covenants that, unless otherwise consented to by Required Lenders in writing, it shall:

                                      * * *

(B) Total Liabilities to Tangible Net Worth Ratio. Have at the end of each month within the Term hereof, a ratio of Indebtedness (computed in accordance with GAAP) to Tangible Net Worth equal to or less than the ratio set forth opposite such month in the following schedule:

          Month                                                 Ratio
          -----                                                 -----
Each Month within                                             1.85 to 1
Fiscal Year 1994

Each Month within                                             1.50 to 1
Fiscal Year 1995

January, February and                                         1.50 to 1
March, 1996

April, May, June and July, 1996                               1.60 to 1

August, September, October                                    1.90 to 1
and November, 1996

December, 1996 and January,                                   1.80 to 1
February, March, April, May,
June, July and August, 1997

September, October and                                        1.70 to 1
November, 1997

December, 1997 and each                                       1.60 to 1
month thereafter


                                      * * *

5. TBP Acquisition. Subject to (i) the execution and delivery by Borrower to Agent and Lenders of this Sixth Amendment and (ii) the execution and delivery by Borrower and Tennessee Building Products, Inc., Titan Building Products, Inc., James Fishel and James Schulman of the Assignment in the form attached hereto and incorporated herein as Exhibit A, Agent and Lenders shall be deemed to have consented to the acquisition by Borrower of the assets and businesses of Tennessee Building Products, Inc. and Titan Building Products, Inc. pursuant to the terms and conditions of that certain Asset Purchase Agreement between Borrower and Tennessee Building Products, Inc., Titan Building Products, Inc., James Fishel and James Schulman dated as of July 22, 1996. Borrower hereby represents and warrants that it has delivered to Agent a true and correct copy of said Acquisition Agreement together with all amendments, exhibits, schedules and related documents thereto.

6. Exhibits. Exhibits B, D, E, F, J, Q, and R are hereby deleted and Exhibits B, D, E, F, J, Q and R in the form attached hereto and incorporated herein are inserted in their stead:

7. Patent Assignment and Trademark Assignment. Borrower agrees to execute any amendment to the Patent Assignment and/or the Trademark Assignment requested by Agent or its counsel to reflect any patent, trademark, tradenames, copyright or license acquired from Tennessee Buildings Products, Inc. or Titan Building Products, Inc.

8. Continuing Effect. Except as otherwise specifically set out herein, the provisions of the Loan Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, this Sixth Amendment has been duly executed as of the day and year specified at the beginning hereof.


MORGAN PRODUCTS LTD. ("Borrower")



By:  /s/  Douglas H. MacMillan
     -------------------------
     Name:  Douglas H. MacMillan
     Title: Vice President and Chief Financial Officer


FLEET CAPITAL CORPORATION
("Agent" and "Lender")



By:  /s/ Sandra Evans
   ------------------
   Name:  Sandra Evans
   Title: Vice President


HARRIS TRUST AND SAVINGS BANK ("Lender")



By:  /s/ Lee A. Vandermyde
   -----------------------
   Name:  Lee A. Vandermyde
   Title: Vice President


BANK OF AMERICA ILLINOIS ("Lender")



By: /s/ Daniel Lange
   -----------------
   Name:  Daniel Lange
   Title: Vice President

ASSIGNMENT


WHEREAS,  Morgan  Products  Ltd.,  a  Delaware  corporation  ("Borrower"),   and
Tennessee Building Products, Inc. ("TBP"), a Tennessee corporation, Titan Building Products, Inc., ("Titan"), a North Carolina corporation, James Fishel ("Fishel") and James Schulman ("Schulman" and together with TBP, Titan and Fishel, "Seller"), have entered into a certain Asset Purchase Agreement (such Asset Purchase Agreement, together with all amendments and modifications thereto, being collectively referred to herein as the "Purchase Agreement"), dated as of July 22, 1996, pursuant to which Seller has made certain representations, warranties and covenants ("Seller Representations, Warranties and Covenants");

WHEREAS, Borrower, has entered into a certain Loan Agreement dated July 14, 1994 by and among Borrower, "Lenders" (as such term is defined in said Loan and Security Agreement), and the predecessor-in-interest to Fleet Capital Corporation ("FCC"), as agent for such Lenders (FCC, in such capacity, being "Agent"). Said Loan and Security Agreement as amended from time to time, is hereinafter referred to as the "Loan Agreement";

WHEREAS, pursuant to the Loan Agreement, Agent, for its benefit and the ratable benefit of Lenders, has been granted a security interest in all of Borrower's assets; and

WHEREAS, Agent and Lenders have required, as a condition to their consent to Borrower entering into and consummating the Purchase Agreement, that Borrower assign to Agent, for its benefit and the ratable benefit of Lenders, as additional security for the repayment of the "Obligations" (as defined in the Loan Agreement), all of its rights and remedies with respect to the Seller Representations, Warranties and Covenants.

NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, Borrower agrees as follows:

1. Borrower hereby assigns and transfers to Agent, for its benefit and the ratable benefit of Lenders, as additional security for the repayment in full of the Obligations, all of Borrower's rights and remedies with respect to any and all of the Seller Representations, Warranties and Covenants.

2. Borrower hereby irrevocably authorizes and empowers Agent or its agent, in Agent's sole discretion, to assert, either directly or on behalf of Borrower, any claims Borrower may, from time to time, have against Seller with respect to the Seller Representations, Warranties and Covenants, as Agent may deem proper, and to receive and collect any and all damages, awards and other monies resulting therefrom and to apply the same on account of any of the Obligations. Borrower hereby irrevocably makes, constitutes and appoints Agent (and all officers, employees or agents designated by Agent) as Borrower's true and lawful attorney (and agent-in-fact) for the purpose of enabling Agent or its agent to assert and collect such claims and to apply such monies in the manner set forth hereinabove. Notwithstanding the foregoing, Agent agrees that until an "Event of Default" (as defined in the Loan Agreement) shall occur, Borrower may assert claims against Seller in connection with the Seller Representations, Warranties and Covenants, provided that Borrower gives Agent notice of Borrower's intention to assert any such claims which are material and keeps Agent informed of the status of any proceedings concerning such claims.

3. Borrower shall keep Agent informed of all material circumstances bearing upon the Seller Representations, Warranties and Covenants and Borrower shall not waive any of its material rights or material remedies under the Purchase Agreement with respect to the Seller Representations, Warranties and Covenants without the prior written consent of Agent.

4. This Assignment shall be construed as an "Other Agreement" (as defined in the Loan Agreement) and shall continue effective until the Obligations have been paid in full and the Loan Agreement has been terminated, at which time Agent shall release to Borrower Agent's interest in the Seller Representations, Warranties and Covenants.

5. This Assignment shall be construed in accordance with the laws and decisions of the State of Illinois and shall be immediately binding upon Borrower.

IN WITNESS WHEREOF, this Agreement has been signed and sealed as of this __ day of August, 1996.


MORGAN PRODUCTS LTD.


By: /s/ Douglas H. MacMillan
- ----------------------------
Name:   Douglas H. MacMillan
Title:  Vice President


Acknowledged and Accepted as of this
30th day of August, 1996.


FLEET CAPITAL CORPORATION,
as Agent and Lender


By:  /s/ Sandra J. Evans
- ------------------------
Name:    Sandra J. Evans
Title:   Vice President

CONSENT TO ASSIGNMENT


The  undersigned  hereby  acknowledges  receipt  of  a  copy  of  the  foregoing
Assignment and irrevocably consents to the terms thereof. The foregoing notwithstanding, said Assignment and the undersigned's consent thereto shall not affect or prejudice in any way the undersigned's rights to assert any defense or counterclaim they may have in respect to any Seller Representations, Warranties and Covenants (as defined in the foregoing Assignment).

DATED:  As of August 30, 1996

TENNESSEE BUILDING PRODUCTS, INC.


By: /s/ James Fishel
- --------------------
Name:   James Fishel
Title:  President

TITAN BUILDING PRODUCTS, INC.


By:   /s/ James Schulman
- ------------------------
Name:     James Schulman
Title:    Executive Vice President


- --------------------------
James Fishel


- -------------------------
James Schulman

                                                                   Exhibit 3

TO:               Dawn Neuman

CC:               Doug MacMillan
                  Larry Robinette

FROM:             Dennis Hood

DATE:             May 30, 1995

SUBJECT:          Williamsburg Relocation

This will confirm our various discussions regarding the Williamsburg move and how it will affect you.

You will be promoted to Treasurer and Corporate Tax Manager for Morgan Products Ltd. In conjunction with this promotion, your base salary will be increased to $80,000 annually effective May 23, 1995.

You will be eligible for a car allowance of $300 per month which will be effective on May 23, 1995. As you know, such an allowance must be treated as income and will be taxed accordingly.

You will have an enhanced relocation package as follows:

Prudential Home Relocation Program.

Interest Rate differential for up to three years on the increase in interest expense on a new mortgage over the interest expense on your old mortgage (applies only to mortgage principal on new residence equal to mortgage principal on old residence).

One time relocation payment of $8,000 rather than the typical $4,000.

Full Morgan Relocation Program; that is lawyers fees, points, moving expenses, etc.

Covered costs associated with buying a home and the mortgage differential program will be available for 24 months after you move rather than 12 months under existing policies.

The company will provide you with up to one business trip to Oshkosh per quarter at which time your spouse and child will be able to travel with you at company expense. This special arrangement will continue for up to three years.

In the event you are terminated for other than cause at anytime over the next three year period, the company will reimburse you for out of pocket expenses you might incur in relocating back to the Mid-West. Such relocation costs (moving expenses, realtor fees, etc.) will be capped at $15,000.

Also, if you are terminated for other than cause the company will provide you with no less than six months of severance pay following your termination date at your biweekly rate then in effect. If you become employed during the period you are receiving severance payments, such payments will be discontinued effective with the date of new employment. Your medical and dental insurance coverage would also be continued upon termination at the levels and co-pay arrangements then in effect for a period of six months or until you become eligible for coverage with another employer, whichever occurs first.

Other items we discussed are as follows:

From a staffing perspective, it is our intent to provide two people one of whom would do tax support and one who would provide benefits guidance and support.

As we discussed, we will provide whatever assistance we can to help Al find a suitable position. We already have a number of contacts who could be helpful in that respect.

We are aware of your closeness to your Aunt in Milwaukee, and would be flexible if you needed to spend some time with her following her anticipated surgery.

I believe these are all the items we discussed. Larry, Doug, and I feel you do an excellent job and we are looking forward to working with you in our new Williamsburg surroundings.


/s/  Dennis C. Hood
- -------------------
Dennis C. Hood
Senior Vice President
Human Resources & Administration


Received & Acknowledged


/s/  Dawn E. Neuman                                                      5/30/95
- -------------------                                                      -------
Dawn E. Neuman                                                           Date

                                                                      Exhibit 4
DATE:             February 8, 1996

TO:               Dawn Neuman

FROM:             Dennis C. Hood

CC:               Doug Mac Millan

SUBJECT:          Amended Severance in the event of termination

As we discussed, we are amending our letter to you of May 30, 1995 to provide for an unqualified six months of severance pay in the event you are terminated for other than cause. Thus, the language of the second bullet on page two of the May 30, 1995 letter is changed to read as follows:

Also, if you are terminated for other than cause the company will provide you with no less than six months of severance pay following your termination date at your biweekly rate then in effect. Your medical and dental insurance coverage would also be continued upon termination at levels and co-pay arrangements then in effect for a period of six months or until you become eligible for coverage with another employer, whichever occurs first.

Please acknowledge receipt of this amendment to the May 30, 1995 letter by signing and dating below.


Sincerely,



/s/  Dennis C. Hood
- -------------------
Dennis C. Hood
Senior Vice President
Human Resources & Administration



Received and Acknowledged


/s/  Dawn E. Neuman                                                       2/8/96
- -------------------                                                       ------
Dawn E. Neuman                                                            Date

                                                                     Exhibit 5





October 1, 1995

Mr. David A. Braun
1803 Signal Hill Drive
Mechanicsburg, PA  17055

Dear Dave:

In keeping with our understanding and in conjunction with your appointment as Vice President and General Manager of Morgan Distribution, we are providing you with the following severance arrangement.

If you are terminated at any time following the twenty-four (24) month period following your date of employment, you will be eligible for severance pay equal to you bi-weekly base pay then in effect payable over the balance of the twenty-four (24) month period or for twelve (12) months, whichever is greater. After twenty-four (24) months from your date of hire, you will be eligible for twelve (12) months of bi-weekly pay in the event of termination. This severance arrangement will not be applicable if your employment is terminated for cause, or because of death, disability, voluntary retirement, or resignation.

Please acknowledge receipt of this agreement by signing below and returning a signed copy to the attention of Dennis Hood.

Best regards,


/s/ Larry R. Robinette
- ----------------------
Larry R. Robinette
President
Chief Executive Officer



RECEIVED AND ACKNOWLEDGED:


/s/ David A. Braun                                                     10/  /95
- ------------------                                                     ---------
David A. Braun                                                         (Date)

                                                                       Exhibit 6

UNITED PAPERWORKERS INTERNATIONAL UNION
REGION IX, AFL-CIO, LOCAL NO. 7828, DECATUR, ILLINOIS
AND
MORGAN DISTRIBUTION, A DIVISION OF
MORGAN PRODUCTS LTD.
DECATUR, ILLINOIS

UNION CONTRACT
PREAMBLE

This Agreement is made and entered into this 2nd day of January, 1996, by and between the Morgan Products Ltd., for its plant at Decatur, Illinois, hereinafter called the "Company" and the United Paperworkers International Union, Region IX, AFL-CIO, Local No. 7828, hereinafter called the "Union."

LABOR AGREEMENT

TABLE OF CONTENTS

ARTICLE PAGE NUMBER

I PURPOSE 3
II RECOGNITION 3
III CHECK OFF 3
IV UNION SECURITY 4
V MANAGEMENT 4
VI SENIORITY 4
VII HOURS OF WORK 8
VIII VACATIONS 10
IX HOLIDAYS 11
X REPORT AND CALL-IN 12
XI LEAVE OF ABSENCE 12
XII FUNERAL LEAVE 13
XIII JURY DUTY 14
XIV WAGES 14
XV GRIEVANCE PROCEDURE 15
XVI INSURANCE 16
XVII PENSIONS 17
XVIII SAFETY 18
XIX GENERAL 19
XX NON-DISCRIMINATION 20
XXI NO STRIKE AND NO LOCK-OUT 20
XXII DURATIONS AND SCOPE 21
APPENDIX "A"
APPENDIX "B"
APPENDIX "C"
APPENDIX "D"
APPENDIX "E"
APPENDIX "F"

ARTICLE I - PURPOSE

The general purpose of this Agreement is to promote the mutual interest of the Union and the Company; to provide for the operation of the plant of the Company, under methods which will further, to the fullest extent, the safety and welfare of the employees; orderly collectively bargaining relations; prompt and equitable disposition of grievances; economy of operation; quantity and quality of production; and elimination of waste. It is recognized by this Agreement to be the duty of the Union and its members and the Company to cooperate fully, individually, and collectively for the advancement of these conditions.

ARTICLE II - RECOGNITION

1. The Company recognizes the United Paperworkers International Union, Region IX, AFL-CIO, Local 7828, as the exclusive collective bargaining agency for all its employees at the Company's Decatur, Illinois establishment, including shop departments, and warehouse department, per job classifications attached hereto as Appendix "A," but excluding all other employees, guards and supervisors. Omission of a specific job classification does not preclude Union representation.

2. The term "Employee" as used herein includes only those persons for which the Union is the exclusive collective bargaining agency as set forth above.

3. Temporary employees, including summer work personnel, shall not be entitled to pay in excess of the lowest pay scale accorded Union employees in the same work category and shall not be entitled to benefits of overtime pay where Union personnel are available to perform the same, except as provided under Article VII - Hours of Work, Section 6.

ARTICLE III - CHECK OFF

1. The company agrees to deduct each month from the pay checks of all employees who are members of the Union, and who are covered by this Agreement, all dues and initiation fees owed to the United Paperworkers International Union, Region IX, AFL-CIO, Local No. 7828 or its successors; provided, however, that the employee shall have signed and submitted a notice authorizing such action.

All dues and initiation fees deducted by the Company shall be forwarded to the Recording Secretary of the Local Union No. 7828.

2. It is understood and agreed that any monies collected by the Company for the Union will be taken out of the first pay period of each month for the following month, and remitted to the Union within five (5) days.

3. The Union shall indemnify and save the Company harmless against any and all claims, demands, suits or other forms of liability that shall arise out of or by reason of action taken or not taken by the Company in reliance upon written assignments furnished to the Company by the Union or for purpose of complying with any of the provisions of this Article.

ARTICLE IV - UNION SECURITY

1. The Union agrees that neither its agents nor its members shall solicit Union membership or engage in Union activity during working hours upon Company property.

2. All of the Company's present employees as set forth in Article II, Section 1, who are now or may hereafter be eligible for and become members of the Union as a condition of employment and shall remain members in good standing for the duration of this Agreement. All new employees hired by the Company shall after a period of forty-five (45) days worked (probationary period) become and remain members in good standing of the Union as a condition of continued employment for the duration of this Agreement.

For the purpose of collective bargaining, the employees shall be represented as follows:

a. By one (1) department steward warehouse and one (1) each for the shops and second shift, if applicable.

b. By a bargaining committee of three (3) members of the Union representing all employees, one of whom will be the President of the Union, one who will act as Chairman.

c. By International Representative(s) or International Officers who may be called in at any time by the local Union Representative.

d. The Union will notify the Company within five (5) working days of any changes in Stewards.

ARTICLE V - MANAGEMENT

1. Except as expressly limited by other Articles of this Agreement, the management of the plant and the direction of the working force, including the right to transfer, hire, suspend or discharge for proper cause, and the right to relieve employees because of lack of work or for other legitimate reasons, to determine the products to be produced or manufactured, and the right to introduce new or improved production methods or facilities is vested exclusively in the Company.

ARTICLE VI - SENIORITY

1. In all cases of promotion, layoff and recall from layoff, the following factors shall govern:

A. Length of continuous service with the Company, and

B. Ability, basic skill and efficiency. (Ability is defined as the capacity to perform the job subject to demonstration).

2. New employees shall be on probation for forty-five (45) days worked, and during such forty-five period, shall not acquire seniority status. During the probationary period, the Company may, at its option, transfer, layoff or dismiss a probationary employee. The Company shall have no obligation to re-employ probationary employees laid off during the forty-five day period.

Employees retained at the expiration of their probationary period shall become regular employees and shall be credited with forty-five (45) work days of seniority.

If a summer employee(s) requests full-time employment and the Company agrees, said employee's seniority date will be the employee's last date of hire and his rate of pay will fall in the respective wage scale time frame in effect at the time the employee becomes permanent.

3. An employee's continuous service will be considered terminated and his name removed from the seniority roster for any of the following reasons:

(a) If an employee quits;

(b) If an employee is discharged for just cause; and not reinstated under the grievance procedure;

(c) If an employee is absent without leave for two (2) consecutive plant working days without notifying the Company or without proper cause;

(d) If continuous absence because of non-occupational disability or illness extends beyond the length of the employee's seniority at the time of such absence, or beyond two (2) years, whichever is less:

(e) If an employee is on continuous layoff due to lack of work for a period in excess of eighteen (18) months, or his length of service, whichever is less;

(f) If an employee, while on leave of absence, accepts another job without written consent of the Company.

4a. When a permanent vacancy occurs in a department, any employee, having made previous application for transfer, will be given consideration for such vacancy on the basis of his plant seniority and ability. When an employee desires to transfer from one job classification to another, he must complete a Request For Transfer Form. When an employee accepts a transfer to another job classification, he shall remain in that classification for not less than six (6) months duration. When a permanent vacancy is filled, the transfer request will be signed and dated by the Plant Superintendent with a copy to the transferring employee.

4b. Employees who are permanently transferred into any department shall, after such transfer, have their seniority apply only in that department. If it later develops that an employee is unable to utilize his abilities to the best advantage in the department to which he has been transferred, he shall, within fifteen (15) work days, be allowed to return or be returned to the department from which he was transferred. Such employees may not request another transfer for a period of six (6) months.

5a. Layoffs up to and including five (5) working days are considered temporary and will be made by inverse order of seniority within the department in which the layoff occurs, provided the remaining employees have the ability to perform the available work. Employees laid off in accordance with the foregoing shall have the right to exercise their plant seniority and displace the least senior employee in the plant for the duration of the temporary layoff.

For purposes of this Section,  department(s)  are defined as (1) Andersen  Shop,
(2) Steel Door Shop, (3) Pre-hung Shop, and (4) Warehouse Department.

5b. Layoffs in excess of five (5) working days will be made by inverse order of plant-wide seniority, except as follows:

(1) Deviations from layoff by inverse order of plant-wide seniority can be made by the Company only where an employee's ability is needed on available work and no employee with more seniority has the necessary abilities and can be replaced on his job.

5c. Employees will be recalled to work in order of seniority except as follows:

(1) Deviations from recall by seniority can be made by the Company only where a laid-off employee's abilities are needed on available work and no employee(s) on layoff with more seniority has the necessary ability or abilities.

5d. Employees may be recalled from layoff by telephone if mutually agreed to between the Company and the Union. If an employee is recalled by telephone, a certified letter will also be sent on that day and if a question arises about the recall by telephone, the certified letter time limits will be determinative.

If an employee is not recalled by telephone, a certified letter will be sent to the last known address furnished the Company by said employee. It is understood and agreed delivery will be limited to the addressee. Employees must respond to the Company's notice within three (3) working days from the date of receipt unless they are unable to, for reasons beyond their control. It being understood that laid off employees shall keep themselves available for recall by the Company.

(1) Employee must report for work within ten (10) calendar days of mailing unless otherwise mutually agreed to or beyond the control of the employee.

(2) In the event the employee fails to comply with the above listed steps, the employee shall lose all seniority rights under this Agreement.

(3) The Company has the right to utilize the next senior laid-off employee during the time period between notifying (phone or mailing) the senior laid-off employee of recall and their actual reporting date.

(4) The employee shall be required to furnish the Employer with a current phone number (if employee has a phone) and a current address.

5e. If any layoff under Paragraph 5 extends beyond five (5) working days, it shall be deemed a layoff under Paragraph 5a retroactive to the first day of layoff.

6. In determining the qualifications of employees when required under this Agreement, the Company shall exercise judgment as to differences in qualifications based on the employee's abilities, their demonstrated skills in their work, as well as their training and experience, including evidence of training and experience gained outside the Company, and their personal fitness and reliability. In exercising this judgment, the Company will act fairly and not in an arbitrary and unreasonable manner. Any controversy regarding the foregoing shall be submitted to the grievance procedure, Article XIII.

7. An employee who is transferred to a job outside the bargaining unit may be returned by the Company to the bargaining unit in accordance with their seniority level at the time they left the unit for a period of (1) six (6) months for management positions, and (2) three (3) months for non-management positions. After the foregoing designated times, individuals will lose all seniority rights within the bargaining unit.

No employee will be required to transfer to a job outside the bargaining unit.

8. Recognizing the Company's right to determine the number of persons to be actively employed by the Company at any time, it is hereby agreed that if business conditions warrant a reduction in the amount of production, the reductions shall be dealt with by a layoff in accordance with the provisions of the Agreement rather than a reduction of hours worked by those employees not subject to layoff. However, a work week may be reduced to less than forty (40) hours, for individuals or collectively, by mutual agreement between the Company and the Union.

ARTICLE VII - HOURS OF WORK

1. This Article defines the normal hours of work and shall not be construed as a guarantee of hours of work per day.

2. The word "day" means a 24-hour period beginning at 7:00 a.m., or at the regular hour a shift begins nearest to 7:00 a.m., in a particular department or for a particular employee.

3. The word "week" means a period of seven (7) consecutive days beginning at 7:00 a.m., or at the regular hour of beginning a shift nearest to 7:00 a.m. Monday.

4a. Employees will receive a rest period of ten (10) minutes during the first half of the regularly scheduled shift and ten (10) minutes during the second half of the shift. When an employee is scheduled to work two (2) hours or more of weekday overtime, such employee will be entitled to an additional ten (10) minute paid break that will commence at the end of his regular shift. (A signal shall indicate the start and termination of the rest period.)

4b. The second shift, if applicable, may start at any time after 12:00 noon.

5a. Eight (8) hours shall constitute a day's work and forty (40) hours shall constitute a week's work. Time and one-half (1 1/2) shall be paid for all overtime in excess of eight (8) hours per day or forty (40) hours per week, whichever is the greater, but not both. There shall be no pyramiding.

5b. Required overtime shall be limited to no more than two (2) hours of overtime in any one workday or fourteen (14) hours of overtime during any five (5) consecutive regular Monday through Friday workdays.

6a. When overtime is required, it shall be offered initially to employees within the job classification on the basis of their seniority. If required overtime is not accepted on a voluntary basis within the job classification, the junior employees within that job classification will be required to accept reasonable overtime. If additional overtime is required, it will be offered to employees holding other job classifications on the basis of seniority and their ability to perform the job. The foregoing notwithstanding, no employee will be required to work more than twelve (12) hours in any one workday or fourteen (14) hours of overtime during any five (5) consecutive regular Monday through Friday workdays.

When overtime is required and seasonal/temporary employees are working within the department in which the overtime is required, it will be offered in accordance with the following:

(1) Overtime scheduled Monday through Friday

1st - permanent department employees
2nd - temporary department employees
3rd -  permanent  qualified  employees  outside the  department
4th - permanent employees outside the department (not qualified)
5th - other  seasonal/temporary employees outside the department

(2) Overtime scheduled Saturday and Sunday

1st - permanent department employees
2nd -  permanent  qualified  employees  outside the  department
3rd - permanent department  seasonal/temporary  employees
4th - permanent  employees outside the department  (not  qualified)
5th  -  other  temporary   employees  outside  the department

6b. The Company will advise employees of any daily overtime requirement not later than 11:30 a.m. on the day the overtime is required. Overtime requirements determined after 11:30 a.m., if any, will be voluntary.

6c. The Company will advise the day shift employees of Saturday or Sunday overtime no later than 3:00 p.m. on the Thursday preceding the weekend on which the overtime is required. The second shift shall receive such notification by 1:00 a.m. on the Thursday preceding the weekend.

(1) Weekend overtime requirements determined after 3:00 p.m., if any, will be voluntary.

6d. The foregoing notwithstanding, voluntary overtime will be offered in accordance with 6a(l) and 6a(2) as applicable.

6e. It is understood and agreed that, if at the conclusion of a regularly scheduled shift, overtime is required to complete a task, job, or order, the overtime will be worked by the employee performing the function requiring the overtime. Such overtime shall be classified as casual overtime.

6f. For purposes of this section and by way of example, completing a task is defined as the completion of the order an employee is working on, including all tickets associated with that order; or completing a job such as completing the loading of a truck.

6g. It is understood and agreed that bargaining unit employees may be scheduled to work during the time the Company is taking inventory. If there is not enough work for all employees, preference for inventory assignments will be given to senior qualified employees. If there are not enough qualified senior employees willing to work, the least junior employee(s) qualified to perform the inventory work will be required to work.

If a second inventory day is required, second shift employees will be grouped with first shift employees and be offered such work in accordance with their qualifications and relative seniority.

It is further understood and agreed that, if eligible, bargaining unit employees, with Company approval, may opt for vacation days in lieu of unpaid days off during inventory.

7. If there are not enough volunteers to complete the assigned overtime work, the least senior employees must perform such overtime work.

8. Double the regular hourly rate shall be paid for all work performed on Sundays or Holidays, except for the regularly scheduled night loading shift whose work begins or extends into a Sunday or Holiday.

ARTICLE VIII - VACATIONS

1. Full-time employees, who have been employed continuously by the Company for one (1) year, but less than three (3) years, shall be entitled to one (1) week of vacation with pay computed at forty (40) times the individual base rate.

2. Full-time employees, who have been employed continuously by the Company for three (3) years or more, shall be entitled to two (2) weeks of vacation with pay computed at eighty (80) times the individual base rate.

3. Full-time employees who have been employed continuously by the Company for ten (10) years, but less than eighteen (18) years, shall be entitled to a third week's vacation with pay computed at the same rate as first week's vacation. The time that such third week of vacation can be taken shall be determined at the option of the Company, in the period of time between December 1 and May 1 of the following year. The three weeks vacation herein provided can be taken in three consecutive weeks within the period of time between December 1 and May 1 of the following year.

4. Employees  who have been  continuously  employed by the Company for eighteen
(18) years or more shall be entitled to a fourth week of vacation. The four weeks vacations herein provided can be taken in four consecutive weeks within the period of time between December 1 and May 1 of the following year. Or, the employee may schedule two (2) consecutive weeks between and one (1) single week within the period May 1 and December 1 of the vacation year. The fourth week will be scheduled and taken between December 1 and May 1 as provided above.

5. Vacations must be taken or paid for within the twelve (12) month period immediately following the employee's individual anniversary date. Layoff will not be considered as vacation time taken.

6. An employee out because of a physical disability or illness must work 65% of their anniversary year in order to be eligible for vacation pay as provided in this Article.

7. Vacations shall be scheduled by mutual agreement between the Company and the employees. A schedule for showing vacation preference shall be posted by the Company by March 1. Employees who have expressed their preference for vacation weeks by April 1 shall receive first consideration; in the event of conflict of preferences, the desires of the senior employee or employees shall prevail. In all cases, scheduling of vacations is subject to the requirements for efficiency of operation.

8. Each employee will receive his vacation pay on the Friday immediately preceding the first day of the employee's scheduled vacation. Employee's vacation pay will be figured on the same basis as the deduction on the regular weekly pay checks.

9. If a holiday occurs during an employee's vacation time, his/her vacation will be extended into the following week.

10. Vacation Scheduling - Single Day

a. Single day vacation may be scheduled with advance approval up to a maximum of five (5) days.

b. Single day of vacation may be taken on a sick day with approval of the Plant Superintendent or his designee.

c. The Company agrees to approve a total of two (2) employees from the Shop Departments and one (1) from the Warehouse to be on vacation any given week provided the vacation is scheduled between March 1 and April 1 as provided for under the Agreement.

ARTICLE IX - HOLIDAYS

Holidays.  The following shall be observed as holidays:

1.  Employee's Birthday
2.  New Year's Day
3.  Good Friday
4.  Memorial Day
5.  Fourth of July
6.  Labor Day
7.  Thanksgiving Day
8.  Day after Thanksgiving

9.  Day before Christmas
10. Christmas Day

All full-time employees who have acquired seniority shall receive eight (8) hours of pay at their respective rates for each of such holidays observed on a regularly scheduled work day, provided such employees:

a) Work during the week in which the holiday is observed.

b) Work their full scheduled work day preceding and following the holiday, unless excused by the Company.

c) If an employee's birthday falls on a holiday or weekend, the day off will be mutually determined by the Company and the Union.

d) If a holiday (other than the employee's birthday) falls on a Saturday, the day off for the holiday shall be the preceding Friday, and if the holiday falls on a Sunday, the day off for the holiday shall be the following Monday.

ARTICLE X - REPORT AND CALL-IN

1. If an employee reports for work and no work is available through no fault of the employee and the employee has not received notice not to report to work, such employee shall receive at least four (4) hours work. If the employee is sent home without work, he shall receive four (4) hours pay at his regular base rate. If any work is offered and is refused, the employee forfeits four (4) hours pay.

2. If the Company knows there will be no work available for an employee on his next following shift and the employee did not work his preceding shift, the Company shall not be liable for payment of four (4) hours reporting pay.

3. The Company shall not be responsible for notification if notice was sent to the last known address as shown on the Company's record and such address is incorrect. The Company shall not be liable for reporting pay when the lack of work is due to any acts of God or situations beyond the control of management, such as labor disputes, fire, tornado, storms, floods, or failure of outside utilities.

4. If an employee is called in by the Company at hours other than his regular shift, he shall be guaranteed four (4) hours work at his basic hourly rate of time and one-half, except if he is called in where double time hours apply, he shall receive double time pay. If he is sent home without work, he shall be paid four (4) hours pay for time and one-half or double time as the case may be. If work other than the normal job is refused, the employee shall receive pay only for hours actually worked at the applicable rate.

ARTICLE XI - LEAVE OF ABSENCE

1. Leave of Absence is defined as eight (8) or more consecutive work days away from work.

2. Any employee, upon notifying the Company in writing, shall be entitled to a leave of absence up to two (2) years length of service, whichever is less, without pay, in the event of a non-occupational injury or illness, providing the disability will not allow him to perform his assigned work. Such leave of absence must be supported by medical certification indicating the employee is temporarily totally disabled.

3. When the requirements of the plant permit, employees with satisfactory cause may, at the discretion of the management, be granted a leave of absence of a limited time, but not to exceed thirty (30) calendar days. All leaves of absence must be granted in writing. In the event the employee accepts other employment while on leave of absence, without the written consent of the Company, his employment with the Company shall be considered terminated.

4. The Employer agrees to grant necessary and reasonable time off without discrimination or loss of seniority rights and without pay to a minimum of one
(1) employee designated by the Union to attend a labor convention or serve in any capacity on other official Union business, provided a minimum of two (2) weeks written notice is given to the Employer by the Union, specifying length of time off. The Union agrees that in making its request for time off for Union activities, due considerations shall be given to the number of men affected in order that there shall be no disruption of the Employer's operations due to lack of available employees.

5. In addition to the above, an employee who has been elected or appointed as a regional representative of the International Union shall be given a leave of absence for the duration of his employment as such. An employee on such leave of absence shall not accumulate any pension credits.

ARTICLE XII - FUNERAL LEAVE

1. In the event of the death of a spouse, child, parent, grandparent, brother or sister, mother or father-in-law, the employee shall be granted a leave of absence with pay of not more than three (3) consecutive work days, including the day of the funeral.

2. Employee must attend the funeral in order to be eligible for funeral pay.

3. The compensable days must fall within the employee's scheduled normal work week.

4. An employee shall produce proof of death and relationship upon request by the Company and funeral pay shall not duplicate pay for the time not worked for another reason.

5. An employee funeral leave may be extended without pay for up to an additional three (3) days provided it is requested by the employee and approved by the Plant Superintendent or his designee.

ARTICLE XIII - JURY DUTY

1. An employee who is called for jury service shall be excused from work for the days on which he serves and he shall receive for each day of such jury service on which he otherwise would have worked, the difference between eight (8) times his straight time hourly earnings and the payment he receives (excluding mileage) for jury service. To be eligible for jury service pay, the employee shall notify the Employer as to when he will be absent because of being on the jury panel, and must present proof of service and the amount of pay received therefore.

2. The maximum amount of time the Company will make up the difference in pay will be three (3) weeks. This three (3) week period may be extended an additional thirty (30) calendar days by agreement with the Company.

ARTICLE XIV - WAGES

1. Wages shall be paid to employees in accordance with Appendix "C" of this Agreement.

2. Employees working any shift starting after 12:00 noon shall be entitled to a bonus of thirty cents ($0.30) per hour.

3. It is understood and agreed that the Company may at its discretion assign up to a maximum of three (3) lead persons on the day shift among the various departments and one (1) lead person on the night shift. Lead persons so assigned will be paid fifty cents ($0.50) per hour above their straight time hourly rate.

4. There shall be no unilateral increases in wages by the Company other than a uniform amount for all employees affected by the rate schedule shown in Appendix "B" and "C."

5. An employee promoted to a higher rated classification shall not be reduced below his previous rate but shall enter the pay progression of his new job at the rate closest to his previous rate.

6. The beginning date for determining the pay scale in any new job classification shall be the date the employee commenced the work covered by such classification whether or not such classification was then recognized as a separate job classification.

7. In the event an individual employee is required to fill a position in a higher pay classification because of the absence of the employee regularly filling that position for five (5) consecutive work days or more, the individual employee so filling such position shall be entitled to the higher pay of that classification, retroactive to the first day he commenced filling such position.

8. All employees, including temporary employees, are eligible for lump sum bonuses at the end of the 1996, 1997, and 1998 calendar years which are tied exclusively to safety performance. Such payments are earned at the rate of fifty
(50) dollars per employee for each medical case (as defined by OSHA) that is below an annual base number of 11. Employees must be on the payroll at the end of each year to be eligible for the bonus, and they will be prorated if worked less than the full year. Each employee is guaranteed a minimum less any proration of $100 in each of the three calendar years.

ARTICLE XV - GRIEVANCE PROCEDURE

For the purpose of this Agreement, a grievance is defined as any dispute or disagreement between the employee or employees and the Company or the Union and The Company as to interpretation of this Agreement. All grievances shall be resolved in an orderly manner solely as provided in this Article.

STEP 1. An employee with a complaint shall first discuss the matter with the employee's immediate supervisor and may request the area's shop committee person to be present, within five (5) scheduled working days from the time the employee involved first knew, or could have known, of the facts giving rise to the complaint in this manner. Every effort shall be made to settle the complaint in this manner.

STEP 2. If the grievance is not resolved in Step 1, the employee shall reduce it to writing and may submit it to his/her supervisor within five (5) scheduled working days. Representatives of the Company and the Union Grievance Committee will attempt to resolve the grievance. The Company will give to the Union a written reply to the grievance within five (5) scheduled working days.

STEP 3. If the grievance is not resolved in Step 2, the grievance shall be referred to Step 3 within five (5) working days. The General Manager and/or his designee will meet with the appropriate International and/or Regional Representative to attempt to resolve the dispute. Such meeting will be held within fifteen (15) working days of the appeal of the grievance for Step 2. The company will provide a written response to the Union within five (5) scheduled working days of the meeting.

STEP 4. If the grievance is not resolved in Step 3, the Federal Mediation and the Conciliation Service may be requested to supply a panel of seven (7) arbitrators by either party within two (2) weeks. The parties will thereafter meet or otherwise confer to select the arbitrator within forty-five (45) days after the panel has been received by the parties. The Union and the Company shall each have the right to strike three (3) names and the last remaining named person shall be the arbitrator.

Time limits set forth above may be extended by mutual written agreement of the parties.

The arbitrator so selected shall schedule a prompt hearing at which time he shall have the power to make determinations of facts on the questions submitted to him and apply them to the provisions of the Agreement alleged to have been violated.

No arbitrator shall have the jurisdiction or authority to add to, take from, nullify or modify any terms of the Agreement or to impair any of the rights reserved to the parties under the terms thereof.

The decision of the arbitrator shall be in writing and shall be final and binding upon the Company, Union and the affected employee(s).

Company and Union shall be responsible for one-half of the expenses and fees of an arbitrator designated under this Article.

ARTICLE XVI - INSURANCE

1. It is agreed that the schedule of benefits as set forth in the booklet furnished by the Company outlining such plan and furnished to all employees, shall continue in effect during the life of this Agreement.

2. It is further understood and agreed by the parties that the foregoing Medical and Dental Insurance plans include the benefits as set forth in the booklet or Appendix "D" and "E."

3. It is further understood and agreed by the parties that the Company may select insurance carriers, but the Company shall maintain benefits equal to, or better than those benefits outlined in the booklet.

4. The Life and Accidental Death and Dismemberment Insurance will be $15,000 and increased to $16,000, effective January 6, 1997, and $17,000, effective January 5, 1998. Employees have the option of purchasing a like amount of additional life insurance with AD&D at a cost of $0.19 per thousand. Purchases must be in the amount in effect and will be increased to the full amount whenever an increase is provided by the Agreement.

5. The Company shall furnish Accident and Health Insurance which shall pay to the employee, the eighth (8th) day of sickness and from the first (1st) day of off-the-premises accident or hospitalization, the sum of one hundred eighty dollars ($180.00) per week for a period of twenty-six (26) weeks. Effective January 5, 1998, the rate will be one hundred ninety ($190.00) per week for a period of twenty-six (26) weeks.

If an employee has scheduled in-hospital surgery conducted as an outpatient, sickness and accident coverage will start from the first day of disability.

6. Medical costs and associated premiums will be reviewed and, when appropriate, adjusted the beginning of each calendar year. Employees will be required to pay 50% of all cost increases in each option in each year. The Medical and Dental plan highlights are shown in Appendix D.

7. Effective January 2, 1996, employee costs for the three medical options are:

           Single     Family

Option 1 - $0.73/week $4.06/week
Option 2 - $1.67/week $4.89/week
Option 3 - $6.07/week $15.89/week

Employee premiums will be paid with pre-tax dollars.

8. Beginning January 1, 1996 a Health Care Spending Account will be made available to all employees covered by this contract. Employees can set aside up to $1,200.00 annually (deducted weekly) before taxes are taken out. These funds are then available for reimbursement of certain expenses not covered by Company insurance.

ARTICLE XVII - PENSIONS

1. The Company and the Union have agreed to a program of pension benefits for the employees in the bargaining unit represented by the Union and covered by this Agreement. Said program is set forth in the document entitled "Morgan Products Ltd., Hourly Employees' Pension Plan, Effective January 1, 1967," a copy of which has been given to the Union. Said Plan and all terms and conditions thereof shall be deemed to be a part of this Agreement as if fully set forth herein. Subject to approval by the Board of Directors of the Company and by the Internal Revenue Service, the Company will amend Section 3.01 of said
Plan:

a. Effective January 2, 1996, to increase the monthly pension payable thereunder to employees who retire on or after that date, from $13.00 to $13.50 multiplied by the employee's years of service credit.

b. Effective January 6, 1997, to increase the monthly pension payable thereunder to employees who retire on or after that date, from $13.50 to $14.00 multiplied by the employee's years of service credit.

c. Same language as b, but with a date of January 5, 1998, and the dollar amounts of $14.00 to $15.00.

2. The Company has amended said Plan to provide:

a. Pre-retirement spouse coverage at no cost to employees.

b. Improve early retirement to age 55 with ten (10) years of service.

c. Vesting after five (5) years of credited service.

3. Retiree Health Insurance - Effective January 4, 1993, employees retiring who are eligible for a retirement benefit under the Morgan Products Ltd. Hourly Employees' Pension Plan may purchase health insurance for themselves and their dependents at a group rate. The actual cost of the medical coverage is based upon the cost of such coverage and is therefore subject to change.

This coverage will include a Medicare supplement for any individual over age 65 and the premium charged for this supplemental coverage will reflect the lower level of benefit provided for the covered person(s).

ARTICLE XVIII - SAFETY

1. The Company shall continue to make reasonable provisions for the safety and health of its employees at the plant during the hours of employment. Protective devices necessary to properly protect employees from injury shall be provided by the Company. The foregoing notwithstanding, personal protective equipment will continue to be provided in keeping with local policy.

2. It is understood and agreed the Company will pay each full-time employee a safety shoe allowance of one hundred fifty dollars ($150) during the term of this Agreement. It is further understood and agreed that all employees will be required to wear safety shoes as a condition of employment.

3. Employees requiring prescription safety glasses will be paid, for one pair of lenses and frames over the terms of the contract to be purchased through the Company (Employee pays for the exam and prescription).

4. The Company and the Union agree that both parties shall be bound by provisions of the formal Safety Program placed in effect in calendar 1996.

ARTICLE XIX - GENERAL

1. The Company agrees to furnish two (2) bulletin boards, one each to be located at the time clock and the front break room. These bulletin boards will be used for posting official Union bulletins. Such postings shall be subject to Management approval and limited to notices of Union elections and results thereof, committee appointments, seniority lists, Union meetings, social affairs and recognized charity drives. All such notices shall be signed by an authorized Union official.

2. The Union shall inform the Company of the names of its officers and Grievance Committeemen, and the Company shall recognize such persons as representatives of the Union in their respective capacities.

3. Employees will receive their pay checks on Friday during a normal work week or on Thursday if Friday is a holiday, unless the pay checks are not available for reasons beyond the control of the Company.

4. The Company agrees that the Division Human Resources Director, or in his absence the Corporate Vice President of Human Resources, will be available by telephone in the event Union Officials feel members of the bargaining unit are being treated in a manner other than that required by normal employee relations practices.

5. Establishment of Night Shift - Should the Company decide to establish a night shift operation, they will staff such a shift by first asking for volunteers who have the necessary qualifications and who are working on the day shift in the same department. If there are insufficient volunteers, the Company will transfer the required number of experienced employees to that shift in inverse order of seniority among the qualified employees within that department.

It is understood and agreed that the employees so transferred to the second shift shall remain there for a period not to exceed thirty (30) calendar days during which time junior replacements will be trained on the day shift for subsequent transfer to the second shift when training is complete.

6. At any time any employee is permanently transferred to a lower rated job, suspended or discharged by the Company, he shall be given a written statement by the Company, in the presence of a Shop Steward, signed by the Plant
Superintendent or his designee, stating the reason or reasons for such a transfer, suspension or discharge.

7. A permanent employee shall be given five (5) days notice before he shall be laid off because of curtailment of work due to business conditions, except in cases where work is not available because of acts of God, civil disorder, power failure, strikes, floods, or other conditions beyond the reasonable control of the Company. Whenever possible, notice shall be given on a Monday.

8. As a statement of our position relative to temporary help, it is not our intention to use this classification to diminish the permanent work force. The classification is used primarily for vacation relief, temporary manpower source during seasonal peaks, and temporary replacement for personnel on approved leaves of absence.

As a further declaration of our position, temporary employees are defined as those individuals who are employed for a period of up to six (6) consecutive months duration. Individuals retained beyond this period will be considered full time hourly employees. Service as a temporary employee will count for fulfilling probationary periods and will count toward time in the hourly hiring scale.

ARTICLE XX - NON-DISCRIMINATION

The Union and the Company separately and jointly agree that all terms and conditions of this Agreement will be applied equally to all employees regardless of age, race, creed, color, sex, national origin, handicap, or Vietnam veterans. Wherein the text of this Agreement words of masculine gender are used, they shall be interpreted to denote either masculine or female gender.

ARTICLE XXI - NO STRIKE AND NO LOCKOUT

1. For the term of this Agreement, the Union agrees not to call or authorize any strike or slow down at the Company's plant covered by this Agreement, and agrees not to authorize picketing of the Company's property.

2. The Company agrees that there shall be no lockout and further agrees to cooperate with the Union in its attempts to maintain good working relations.

3. In the event that any employee or employees violate the no strike agreement above, such employee or employees may be disciplined. The Company agrees that suit will not be instituted against the International Union, its representative, officers of the Local Union, or the Local Union collectively because of an unauthorized strike, or work stoppage which interferes with the operation of the Company or the manufacturer of its products, if the International Representative and Officers of the Local Union do all in their power by letter to the Company and through news media, as well as personal contact with the offenders, to get the offenders back on the job. The above does in no way protect the offenders from suit and/or disciplinary action and such guilty offenders shall have no recourse where there is a dispute as to whether such strikers have or have not participated in such unauthorized action.

ARTICLE XXII - DURATION AND SCOPE

1. This Agreement shall be effective 12:01 a.m., January 2, 1996, through 11:59 p.m., January 8, 1999, inclusive, and shall remain in effect unless either party hereto shall make written request for alterations on or before sixty (60) days prior to the above mentioned date of January 8, 1999, or any subsequent anniversary date. However, if such written request is made by the expiration date, this Agreement shall be at an end unless extended by mutual agreement of the parties.

2. It is understood that this Agreement contains all understandings between the Company and the Union, and that it cannot be modified or amended except in writing, signed by the Company and the Union. No individual shall have any right to modify, amend or revoke this Agreement.


LOCAL NO. 7828, UNITED PAPERWORKERS
INTERNATIONAL UNION, REGION IX, AFL-CIO
(Union)

/s/ Robert D. Bryers
/s/ __________ 5/29/96
/s/ John R. Cox 5/29/96
/s/ Terry McIntyre 5/29/96

MORGAN DISTRIBUTION
(Company)

/s/Dennis Hood
   ____________
2/26/96

                                                                      Exhibit 7
                            NON-COMPETITION AGREEMENT



                  This Non-Competition Agreement ("Agreement") is made as of August 30, 1996 by and among MORGAN PRODUCTS LTD., a Delaware corporation (the "Buyer"), TENNESSEE BUILDING PRODUCTS, INC., a Tennessee corporation ("TBP") and TITAN BUILDING PRODUCTS, INC., a North Carolina corporation (collectively, the "Sellers") and JAMES FISHEL, JAMES SCHULMAN and JOHN WHIPPLE (collectively, the "Shareholders").

                  This Agreement is entered into based on the following facts, intentions, and understandings:

                  A. Pursuant to that certain Asset Purchase Agreement (the "Asset Purchase Agreement") dated as of the date hereof among the Buyer, the Sellers and the Shareholders, prior to or contemporaneously herewith the Buyer has acquired from the Sellers substantially all of the business and assets of the Sellers, and any and all of their divisions and affiliates.

                  B. In conjunction with the Buyer's purchase of substantially all of the business and assets of the Sellers, the Sellers and the Shareholders are granting the Buyer a covenant not to compete as set forth in this Agreement, which covenant is an essential element of Buyer's purchase from the Sellers and is given in partial consideration of the purchase price paid by the Buyer to the Sellers under the Asset Purchase Agreement.

                  C. The Buyer and the Sellers are engaged in the business (the "Business") of manufacturing, assembling, and distributing a broad line of windows, doors, millwork and related building products. Such building products include but are not limited to, assembled shop windows, pre-hung doors, kitchen and bathroom cabinets and vanities, specialty millwork, trim and lineal moldings, aluminum prime windows and doors, builder's hardware, locksets, skylights, columns, stair parts, blinds, mirrors, shower and tub enclosures, auto glass, store front glass, frame mirrors and other glass products.

                  D. The Asset Purchase Agreement requires the execution and delivery of this Agreement by each of the Sellers and the Shareholders at the Closing (as defined in the Asset Purchase Agreement).

                  NOW, THEREFORE, in consideration of the foregoing recitals and the mutual agreements and covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

                                    ARTICLE I

                  1. Covenant Not to Compete. Each of the Sellers and each of the Shareholders hereby grants to the Buyer a covenant not to compete (the "Covenant") on the terms and conditions set forth in this Article I.

                  1.1 No Competition with Buyer. Each of the Sellers and each of the Shareholders covenants and agrees that, for and during the term of the term of the Covenant (as set forth in Section 2), neither of the Sellers nor any Shareholder shall directly or indirectly engage in or carry on in the Territory (as determined under Section 1.4) any business or activity that competes with or is substantially similar to the Business, whether individually or in partnership or association with any one or more persons or entities, as a principal, proprietor, partner, shareholder, employee, officer, director, agent, consultant of or to any such business or activity, or in any other capacity.

                  1.2 No Interference with the Buyer. Each Seller and each of the Shareholders covenant and agree that, for and during the term of the Covenant, neither of the Sellers nor any Shareholder shall directly or indirectly interfere with any customer or supplier relationship between the Buyer and any other person or business entity or solicit any sales to or other business of any person or entity that is a customer or an active prospect of the Buyer, except where the sales to or business of such person or entity being sought by the Sellers or any of the Shareholders are not, in the reasonable judgment of the Buyer, competitive with the Buyer's business. Each Seller and each of the Shareholders further covenants and agrees that, for and during the term of the Covenant, neither of the Sellers nor any Shareholder shall hire or attempt to hire (or assist anyone else in hiring or attempting to hire) for employment any person who is, or during the immediately preceding twelve (12) month period was, an employee of the Buyer or any of the Buyer's affiliates or induce or assist anyone in inducing in any way any employee of the Buyer or any of the Buyer's affiliates to resign or sever employment or to breach an employment contract with the Buyer or any of the Buyer's affiliates.

                           1.3      No Financing of a Competing Business.  Each
of the Sellers and each of the Shareholders further covenants and agrees that, for and during the term of the Covenant, neither of the Sellers nor any Shareholder shall lend money to, guarantee the lending of money to, or otherwise arrange for or promote the financing of any business or other activity conducted in the Territory that competes with or is substantially similar to the Business.

                           1.4      Geographic Coverage.  Subject to the
provisions of Section 1.5, the geographic coverage of the Covenant shall include the geographic areas located within a 150 mile radius of the following cities where the Sellers maintained facilities through the date hereof: Greenville, South Carolina; Greensboro, North Carolina; Chattanooga, Tennessee; Huntsville, Alabama; Nashville, Tennessee; Charlotte, North Carolina; Winston-Salem, North Carolina; Columbia, South Carolina; and Raleigh Durham, North Carolina (collectively the "Territory"); provided, however, that with respect to each of the fifteen (15) largest customers of the Buyer, the Territory shall be any and all areas within the United States in which such customer does business.

                           1.5      No Violation of Public Policy.  Each party
hereto expressly agrees and acknowledges that it is not the intention of the parties that the Covenant violate any public policy or statutory or common law. If a court of competent jurisdiction renders a ruling (sustained on appeal, if any) holding that any one or more of the provisions of the Covenant, including the stated term and geographic coverage of the Covenant, constitute an unreasonable restriction on either of the Sellers or any Shareholder, then the parties specifically agree that the Covenant shall not be rendered void but shall apply to such extent and as to such time period and geographic areas as the court may determine constitutes a reasonable restriction under the circumstances.

                           1.6     Series  of   Separate   Covenants.   Without
limiting the generality of Section 1.5, the parties specifically intend that the Covenant shall be construed as a series of separate covenants for each distinct geographic area contained within the Territory. Except for its respective geographic coverage, each and every such separate covenant shall be deemed identical in terms to the Covenant and if any one or more of such separate covenants are held by a court of competent jurisdiction (sustained on appeal, if any) to be unenforceable, then each such unenforceable covenant shall be deemed eliminated from the Covenant to the extent necessary to permit the remaining separate covenants to be enforced.

                                   ARTICLE II

                  2. Term. The term of the Covenant shall commence as of the date of the closing under the Asset Purchase Agreement and shall continue through the fifth (5th) anniversary of such closing; except that, with respect to Mr. Whipple, the term of the Covenant shall continue only through the third (3rd) anniversary of such closing.

                                   ARTICLE III

                  3. No Disclosure of Confidential Information. Each of the Sellers and each of the Shareholders agree and covenant that neither the Sellers nor any Shareholder shall divulge, communicate, or use to the disadvantage of the Buyer, or for the benefit of any other person or entity, or misuse in any way, any confidential or proprietary information related to the Buyer's or the Sellers' business, including, without limitation, financial information, personnel records, trade secrets, know-how, technical data, customer lists, licensing and sublicensing arrangements, and business relationships utilized in the Buyer's or the Sellers' business. Notwithstanding anything to the contrary contained in this Section 3, neither of the Sellers nor any Shareholder shall be under any obligation to maintain the confidentiality of any information which (i) is or becomes part of the public domain through no act or omission attributable to either Seller or any Shareholder; (ii) is required by law to be disclosed; provided, that, if required to be disclosed by law, the Sellers or the Shareholders shall provide the Buyer with prompt notice of such requirement so that the Buyer may seek an appropriate protective order; or (iii) the Sellers or any Shareholder may receive from any third party who is unrelated to either Seller, the Shareholders or the Buyer and who is not under an obligation to maintain the confidentiality of any such information.

                                   ARTICLE IV

                  4. Consideration. The consideration for each of the Sellers and each of the Shareholders entering into and performing their respective obligations under this Agreement shall be the Buyer's entering into and performing its obligations under the Asset Purchase Agreement and related agreements.

                                    ARTICLE V

                  5. Equitable Remedies. Each of the Sellers and each of the Shareholders expressly agrees and acknowledges that (a) a remedy at law in the event of an actual or threatened breach of this Agreement by either Seller or any Shareholder is not adequate and the Buyer shall be entitled in the event of such a breach to an injunction and other equitable remedies as a matter of right, and (b) recourse to any remedy whether at law or in equity shall not constitute an exclusive election of remedies by the Buyer that precludes the Buyer from seeking other remedies or any combination of remedies as the Buyer may determine to be appropriate under the circumstances surrounding this actual or threatened breach. The Buyer shall be entitled to seek immediate injunctive relief against each of the Sellers and each of the Shareholders for a breach of
Article I or III hereof, and the Sellers and the Shareholders waive, to the extent permitted, the requirement that a bond be posted to secure any injunctive relief obtained.

                                   ARTICLE VI

                  6. General Provisions. The following provisions shall apply to this Agreement:

                           6.1      Successors and Assigns; No Assignment.  This
Agreement shall be binding on and inure to the benefit of the Buyer, each Seller, each Shareholder and their respective successors, assigns, and legal representatives of every kind, character, or nature. Neither this Agreement nor any right or obligation hereunder may be assigned or transferred by the Buyer (except to a Buyer Affiliate (as defined below)) or by either of the Sellers or any Shareholder. For purposes of this Agreement, the term "Buyer Affiliate" shall mean any entity directly or indirectly controlling, controlled by or under common control with the Buyer, whether by stock ownership, agreement or otherwise.

                           6.2     Governing Law.  This Agreement and the rights
and obligations of the parties shall be interpreted under and governed by Tennessee.

                           6.3     Entire Agreement.  This Agreement constitutes
all of the understandings and agreements existing between the Sellers, the Shareholders and the Buyer concerning the specific subject matter of this Agreement and the rights and obligations created under it as of its date.

                           6.4      Number and Gender.  Whenever appropriate in
this Agreement, terms in the singular number shall include the plural number (and vice versa) and each gender form shall include all others.

                           6.5     Attorneys' Fees and Costs. In the event that
any legal proceeding concerning the enforcement and interpretation of the provisions of this Agreement is instituted, the prevailing party in such proceeding shall be entitled to recover its reasonable attorneys' fees and other expenses related to such proceeding, in addition to any other relief to which it may be entitled.

                           6.6     Severability.  If any provision or portion of
this Agreement is for any reason held to be invalid, illegal, or unenforceable in any respect, the invalidity, illegality, or unenforceability shall not affect any other provision, and this Agreement shall be equitably construed as if it did not contain the invalid, illegal, or unenforceable provision. This Agreement shall be construed equitably in accordance with its terms, without regard to the degree to which the Sellers, the Shareholders or the Buyer have participated in drafting this Agreement.

                           6.7      Captions.  Titles and headings in this
Agreement are for reference purposes only and shall in no way limit, define, or otherwise affect the construction of this Agreement.

                           6.8      No Continuing Waiver.  No waiver of any
breach of this Agreement shall be effective unless in writing, and no waiver shall constitute a waiver of any subsequent breach or any other provision of this Agreement.

                           6.9      Amendment.  This Agreement may not be
amended, altered, modified, or otherwise changed in any respect except by the prior written agreement of the parties.

                           6.10    Counterparts.  This Agreement may be executed
in any number of counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument.

                           6.11     Notices.  The parties hereto agree that the
notice provision contained in Section 13.4 of the Asset Purchase Agreement shall be incorporated in its entirety herein except that the following shall be added:

         If to John Whipple, to:

                  Mr. John Whipple
                  [insert address]

                  Telecopier No.: [insert fax number]

         with a copy to:

                  Boult, Cummings, Conners & Berry
                  414 Union Street
                  Suite 1600
                  Nashville, TN  37219
                  Telecopier No.: (615) 252-2380
                  Attention:  Davis H. Carr, Esq.

                           6.12     Consultation with Independent Counsel.  The
parties to this Agreement acknowledge that they have (i) read this Agreement and consulted with legal counsel of their independent choice concerning the Covenant and each of the other provisions of this Agreement, (ii) discussed and reviewed the Covenant and the other provisions of this Agreement with their counsel and
(iii) been fully advised of the legal significance of the Covenant and the other provisions of this Agreement.

                  IN  WITNESS   WHEREOF,   the  undersigned  have  executed  and
delivered this Agreement as of the date first stated above.


                                       MORGAN PRODUCTS LTD.


                                       By:/s/ Douglas H. MacMillan
                                          -----------------------------
                                          Name:  Douglas H. MacMillan
                                          Title: Vice President and CFO


                                       TENNESSEE BUILDING PRODUCTS, INC.


                                       By:/s/ James L. Fishel
                                          -----------------------------
                                          Name:  James L. Fishel
                                          Title: President


                                       TITAN BUILDING PRODUCTS, INC.


                                       By:/s/ James Schulman
                                          -----------------------------
                                          Name:  James Schulman
                                          Title: Executive Vice President


                                          /s/ James Fishel
                                          -----------------------------
                                          James Fishel


                                          /s/ James Schulman
                                          -----------------------------
                                          James Schulman


                                          /s/ John Whipple
                                          -----------------------------
                                          John Whipple

                                                                     Exhibit 8
Property Lease Agreement V
Titan Building Products, Inc.
37-A Freedom Court
Greer, SC 29765
(Greenville, SC)

July 6, 1995

President
Titan Building Products, Inc.
Post Office Box 100926
Nashville, Tennessee 37224

RE: Lease on 37-A Freedom Court
    Greer, South Carolina 29650

Dear Sir:

Enclosed is the lease executed for your occupancy. There is one clarification we want to make and that is paragraph 16 is meant to include cutting the vegetation on the 50% of the property you will be occupying.

Since this lease has been in process so long, it is impossible to complete by August 1, 1995, however, we will "hit the ground running" to up fit this facility for your use. Rent will begin on the completion date of the office space.

Sincerely,


/s/
- ------------------

Arnold E. Mullinax
Vice President

AEM:lmb

LEASE AGREEMENT

STATE OF SOUTH CAROLINA )
                        )
COUNTY OF GREENVILLE    )

THIS AGREEMENT, made this 7th day of July 1995, between Sunbelt Properties, Inc., 403 Woods Lake Road, Suite 204, Greenville, S.C. 29607, (hereinafter called Lessor), and Titan Bldg. Products, Inc., P.O. Box 7306, 1407 Westinghouse Boulevard, Charlotte, N.C. 28241, (hereinafter called Lessee).

PREMISES
1. Lessor agrees to Lease to Lessee and Lessee agrees to Lease the Premises situated in the County of Greenville, and State of South Carolina, and more specifically described as follows:

All that certain parcel designated as Lot 5, Freedom Court, Greer, South Carolina, improved with a 30,000 square foot metal building divided into two 15,000 square feet. Lessee to Lease 15,000 square feet with 1,200 square feet of office to be built.
(see attachment 1 highlighted in yellow).

TERM
For a term of three years and five months beginning on August 1, 1995 and ending on January 31, 1999.

OPTION
Tenant will have two three-year options with the same terms and conditions as the original lease. Lessee to notify Lessor in writing, sixty (60) days prior to lease expiration to exercise lease renewal option.

RENTAL
2. Rent for the Premises, which Lessee agrees to pay, shall be at the year rate of Forty-Three Thousand Twenty Dollars ($43,020.00). An annual adjustment of rental payment will begin January 31, 1997 and will be made on each January 31 thereafter. The payment will be adjusted for an annual increase of 3%. Rent is payable in advance on the first day of each month to the 5th in equally monthly installments of Three-Thousand Five-Hundred Eighty-Five Dollars ($3,585.00) for first year. Send payments to Sunbelt Properties, Inc., 403 Woods Lake Road, Greenville, South Carolina 29607.

USE
3. Premises shall be used for the purpose of storage and light assembly work including cutting and nailing wooden parts. Lessee agrees not to use the Premises for any illegal purposes or to violate any regulation of any governmental body or to create any nuisance or trespass to others.

ADDITIONAL
4. The Lessee shall pay in addition to the above rent, 50% of the property taxes for Lot 5, Freedom Court to Sunbelt Properties, Inc. who will pay the taxes in full and provide paid receipt to Lessee. Tax for 1994 will be pro-rated as of effective date of Lease. Taxes are due October 1, late after January 10th.

INSURANCE
5. (A) The Lessee shall pay, in addition to the above rent, 50% of the annual property and liability insurance coverage in favor of Sunbelt Properties, Inc. on the building Lot 5, Freedom Court. Owens Insurance Company will provide a $500,000.00 property and liability insurance policy, which will include liability, fire and property damage. The first years premium of $2,350.00 will be pro-rated for the first day of rental. The statement will be sent directly to the tenant(s).

(B) Lessee will be responsible for insurance to cover its personal property, trade fixtures and merchandise contained within the structure.

UTILITIES
6. The Lessee agrees to pay all charges for electricity, gas, heating, fuel, water, rentals or charges and any other utility charges used in their portion of the premises. Landlord to provide separate gas and electric meters to tenants.

SUBLETTING AND ASSIGNMENTS
7. It is understood and agreed that if Lessee does so assign or sublet (only after having received written permission from the Lessor, which will not be unreasonably withheld) all or any portion of the Leased Premises, Lessee, nevertheless, shall remain responsible to Lessor under all terms and conditions of this Lease, including, among other responsibilities and without limiting such responsibilities, the obligation to pay to the Lessor the difference between the rent due under the terms of this Lease and any lesser amount due under the provisions of any sub-Lease or assignment.

EXAMINATION OF PREMISES
8. Lessee agrees that it will examine the Premises and will notify the owner within 10 days after occupancy of any discrepancy in the buildout per attachment 1.

POSSESSION
9. If this Lease is signed by all the parties before the Premises become ready for occupancy and the Lessor cannot acquire or deliver possession of the Premises by the time the term of this Lease is anticipated to begin, the Lessee agrees to waive any claim for damages, including, but not limited to any incidental or consequential damages due to such delay and Lessor WAIVES ANY RENTALS DUE until possession is delivered to Lessee. If Lessee is to finish the

Leased Premises itself and the Premises are not ready for occupancy at the time designated for this Lease to begin, the Lessee will, nevertheless, pay rent according to the Lease dates set forth in this Agreement.

ALTERATIONS
10. The Lessee, after receiving written permission from Lessor's Agent, may make certain alterations, additions and improvements to the Premises.

REPAIRS BY LESSOR
11. The Lessor agrees to maintain the structural components of the building to include roof, exterior walls (exclusive of glass, plate glass doors, and door mountings) and foundations. Lessor is under no obligation to inspect the Premises to find defects.

REPAIRS BY LESSEE
12. After one year has lapsed, the Lessee agrees to keep and maintain the Premises at its sole expense in a good state of condition and repair except those items referred to in Paragraph 11. The Lessee also agrees to keep all fixtures pertaining to the heating, air conditioning, ventilating, electrical, plumbing, and sprinkler system (if any) in good order and repair at its sole expense.

The Lessee also agrees to re-decorate, paint, and renovate the Premises as may be necessary to keep them in proper condition and good appearance. If any portion of the Leased Premises is on the ground level, the Lessee agrees to keep the sidewalks in front of the ground level portion clean and free of obstruction.

The Lessee agrees to return the Premises at the end of the Lease term in at least as good condition as Premises were when first Leased, normal wear and tear excepted.

SIGNS
13. The Lessee may place or attach to the Premises signs or other such identification as needed after receiving written permission from the Lessor. Any signs or other form of identification allowed must conform to City or County Ordinances governing at the time. Any damage caused to the Premises by the Lessee's erecting or removing such signs will be repaired promptly by the Lessee at the Lessee's expense.

The Lessee also agrees to have any window or glass identification completely removed and cleaned at its expense promptly upon vacating the Premises.

KEYS
14. The Lessor will give Lessee at least one key to the Premises at the beginning of this Lease. The Lessee agrees to account for all keys provided or duplicated and to return all keys to Lessor at once at the end of the Lease period.

PERSONAL PROPERTY
15. All personal property moved into the Premises by the Lessee shall be at the risk of the Lessee or the owners of the personal property. The Lessee agrees that the Lessor shall not be liable for any damage, loss or theft of personal property from any cause.

TRASH REMOVAL
16. The Lessee agrees to keep the entire leased Premises clean at all times, both inside and out (to include parking areas) at its sole expense.

DEFAULT
17. The Lessee agrees to pay rent at the time, in the amount, and in the manner as agreed upon in Paragraph 2 of this Lease. The Lessee also agrees that rent shall be due at the specified time without any notice, bill, reminder, or demand from the Lessor or the Lessor's Agent.

It is mutually agreed that any one or more of the following enumerated events shall constitute and be referred to as a "Default":

(A) If the Lessee fails to pay rent at the time, in the amount, and in the manner agreed upon and remains in default for ten (10) days after receipt of written notification;

(B) If the Lessee fails to perform any of the material terms or provisions of this Lease other than paying rents when due, and fails to cure such default within ten (10) days after receiving written notice of default from the Lessor or the Lessor's Agent; or

(C) If the Lessee is declared bankrupt or insolvent by judicial decree; or

(D) If the Lessee takes the benefit of any federal reorganization or composition proceedings; or

(E) If the Lessee makes a general assignment for benefit of creditors; or

(F) If the Lessee's Leasehold interest in this Lease is sold under any process of law; or

(G) If a trustee in bankruptcy or a receiver is appointed or elected for the Lessee; or

(H) If any materialman's, mechanic's or other lien is filed against the Leased Premises in connection with any improvements, alterations, or additions made by Lessee pursuant to Paragraph 10 of this Lease and the Lessee is responsible for the cost of the improvements, alterations, or additions, but allows the lien or liens to stand against the Leased Premises and does not secure the discharge of the Property from such liens by filing an appropriate bond pursuant to applicable law. If Lessee does not file a bond and elects to contest the liens, there shall be no default pending final determination of such disputed matter; then, and in any of the above events, the Lessor at its option, may at once terminate this Lease by giving written notice to the Lessee. (Notice to terminate in any of the above events may also be given by the Lessor's attorney or Agent.)

Upon such termination by the Lessor, the Lessor or its Agents shall have the right to enter the Premises, by force, if necessary without being liable for trespass, forcible entry or other tort, to re-take possession of the Premises, remove all persons and personal property of the Lessee if the Lessor so desires, and to place a "For Rent" or "For Lease" sign in a place where the sign would be most likely seen by the public.

The Lessee also agrees to pay all attorney's fees and all other expenses incurred by the Lessor while enforcing any of the obligations of this Lease.

RIGHT OF RE-ENTRY  OR TO DECLARE  FULL RENTAL DUE

18. In the event of a material default that is not reasonably cured as described in Paragraph 18, above, then Lessor, besides any other rights or remedies it may have, may at Lessor's option (a) to declare the full rental due and payable without prejudice to any other remedies in law or equity available to Lessor, or
(b) have the immediate right of re-entry and take possession of the Demised Premises immediately and to hold the Premises with the full right to recover from the Lessee all past due rents and any and all damages, including attorney's fees, as result of default. Lessor on re-entry may remove all persons and property in a public warehouse or elsewhere at the cost and for the account of the Lessee. Additionally, the Lessor shall be able to utilize all other rights and remedies available to Lessor under the Laws of the State of South Carolina.

RIGHT TO RE-LET
19. Should Lessee default as set out in Paragraph 18, Lessor may elect to re-enter the Leased Premises and attempt to re-let the Premises. Lessor's only responsibility shall be to offer the Premises for rent and make the usual and normal efforts to re-let the Premises. Lessee shall be liable for any deficiency between the amount of rental received, if any, and the amount which the Lessee is obligated to pay under this Lease and for any other damages, including attorney's fees, suffered by Lessor.

RIGHT TO TERMINATE
20. In addition to Lessor's right to re-enter and re-let the Premises, Lessor may elect, upon a default, to terminate this Lease Agreement immediately. In such event, this Lease shall be regarded as cancelled as of the date the Lessor serves notice of Lessor's election to terminate to Lessee. Lessee shall be liable to Lessor for all rentals, charges and payments accrued to the time of such termination.

The Lessor's right to terminate this Lease is in lieu of and not in addition to any other rights or causes of action that Lessor may have against the Lessee because of a default by the Lessee. If Lessor does not elect to terminate the Lease as above provided, then Lessor shall utilize and pursue such other rights as it may have against the Lessee under the other terms of this Lease, the Laws of the United States or the City, County and State in which the Leased Premises are located.

DAMAGE TO OR DESTRUCTION OF PREMISES
21. The Lessee shall notify the Lessor or its Agent at once in the event of any fire or other casualty to the Leased Premises.

If the Leased Premises should be destroyed by fire or other casualty or damaged to such an extent that they become wholly unfit for occupancy under the existing Building Codes or Regulations, then this Lease may be terminated by either party by giving written notice within thirty (30) days after the occurrence of such fire or other casualty.

If the Leased Premises, however, are damaged by fire or other casualty, but may be repaired within ninety (90) days from the date of the damage, then the Lessor may notify the Lessee within thirty (30) days of the date of the fire or other casualty of its intention to rebuild or make such repairs and may enter and repair the Premises as quickly as reasonably possible. In this event, rent shall not be due while such rebuilding or repair work is being performed, but shall resume again as soon as the rebuilding or repairs are completed.

It is agreed that if the Premises are damaged only slightly due to fire or other casualty and still fit for occupancy, the Lessor shall repair the damage as quickly as reasonably possible and the Lessee shall continue to pay rent and uphold all other Lease provisions.

The Lessee agrees not to claim any compensation from the Lessor or the Lessor's insurance company because of any inconvenience, annoyance or business interruption arising from the damage, repair, rebuilding, or alteration of any portion of the building, except for willful misconduct.

CONDEMNATION
22. If the whole or any part of the property of which the Leased Premises are a part shall be condemned, taken by court decree or taken by any other lawful authority (including power of eminent domain). If the Lessor or Lessee in his sole discretion determines that such taking shall render the Premises unfit for the purposes of this Lease, the Lease shall terminate on the date that possession is taken by public authorities and rent shall be paid through that date.

GOVERNMENTAL ORDERS
23. The Lessee, at its sole expense, agrees to observe and comply with all laws, ordinances, rules and regulations of the Federal, State, County and Municipal authorities as may apply to the business conducted by the Lessee on the Premises.

ENTRY FOR CARDING REPAIRS, ETC.
24. The Lessee agrees that the Lessor may card the Premises "For Sale" any time and "For Rent" or "For Lease" sixty (60) days prior to the end of this Lease. The Lessor may enter the Premises at reasonable hours to show same to prospective purchasers or Lessees and to make repairs required of Lessor under the terms of this Lease, or to make repairs to Lessor's adjoining property, if any.

RIGHT TO MORTGAGE OR
25. The Lessee agrees that its rights are subordinate and subject to any bona fide mortgage which may be placed on the Premises any time in the future Lease by the Lessor and will sign any Lease Subordination Agreement or Estoppel Agreement at the Lessor's request.

WAIVER OF RIGHTS
26. The Lessee agrees that no waiver of any condition of this Lease by the Lessor, whether implied or in writing, shall constitute any further waiver by the Lessor of any other condition of this Lease. The rights and remedies created by this Lease are cumulative and the use of one remedy does not exclude or waive the right to the use of another.

ZONING
27. It is agreed that the use of the Leased Premises is subject to any applicable Zoning Ordinances, Regulations and Setback Lines of any governmental authority. Lessor agrees that tenants occupancy will not be in violation of any current zoning laws.

TIME
28. Time is of the essence of this Agreement.

NOTICES
29. It is agreed that all notices regarding this Lease shall be sent by Certified or Registered Mail to:

(A)   Notice to Lessor
Sunbelt Properties, Inc.
403 Woods Lake Road
Corporate Plaza, Suite 204
Greenville, South Carolina 29607

(B)   Notice to Lessee
Titan Building Products, Inc.
Post Office Box 100926
Nashville, Tennessee 37224

LIENS
30. The Lessee agrees that Lessee will pay all liens of contractors, subcontractors, mechanics, laborers, materialman, and other like items and will indemnify Lessor against all legal costs and charges, bond premiums for release of liens, including legal counsel fees reasonably incurred in and bout the defense of any suit in discharging the said Premises or any part from liens, judgments, or encumbrances caused by Lessee.

QUIET ENJOYMENT
31. Subject to the conditions of this Lease, the Lessor agrees that the Lessee may peaceably have, hold and enjoy the Premises, without hindrance by Lessor or Lessor's Agent.

WRITTEN AGREEMENT
32. This Lease contains the entire Agreement between the parties. It may be modified only by an Agreement in writing signed by Lessor and Lessee.

CAPTIONS
33. The marginal captions contained here are for convenience and reference only and are not a part of this Lease or to be construed as in any manner limiting or amplifying the terms and provisions of this Lease.

AGENT CONDITIONS
34. Lessor agrees to pay to Covington Commercial Realty, Greenville, South Carolina, Agent, as compensation for its service rendered in procuring this Lease, three and one half percent (3.5%) of the total rental for 3 years (less CPI increase).

Agent is named as a party to this Contract solely for the purpose of enforcing its rights under this paragraph and it is understood by all parties that Agent is acting solely in the capacity as Agent for Lessee to whom Lessor must look in regard to all covenants, agreements and warranties contained in this Lease and that Agent shall not be liable to Lessee in regard to any matter which may arise by virtue of this Lease.

HAZARDOUS
35. Lessee shall not use or permit to be brought into the Demised Premises or the real estate any inflammatory or explosive substance or other article deemed hazardous to person or property, nor shall Lessee do or permit to be done any act or thing which will invalidate or be in conflict with fire or other insurance policies covering Lot 5 Freedom Court Building, its appurtenances or contents. If by reason of the failure of Lessee to comply with the provisions of this paragraph or of other provisions of this Lease, or by reason of Lessee's use or occupancy of the Demised Premises, any insurance premium shall at any time be increased, Lessee shall reimburse Lessor for all such increases in premium.

HEIRS AND ASSIGNS
36. This Lease shall bind and have affect to the benefit of the parties named and their respective heirs, executors, administrators, successors and assigns.

HOLD OVER
37. If the Lessee holds over and continues in possession at the conclusion of the Lease term, without any written agreement as to such possession, Lessor shall acquire in such possession by acceptance of additional monthly payments and Lessee shall be considered a Lessee from month to month at a rental amount equal to last payment made under the terms of the written Lease and shall be subject to A other terms and conditions of this Lease. Such tenancy may be terminated by either party upon the giving of thirty (30) days notice in writing to the other party.

SAVING CLAUSE
38. In the event any provision of this Lease is declared or determined to be invalid under the laws governing this Lease, the remaining terms and conditions shall remain in full force and effect and shall be binding on the parties hereto.

SECURITY DEPOSIT
39. Lessor hereby acknowledges receipt from Lessee for the sum of Three Thousand Five-Hundred Eighty-Five Dollars ($3585.00) to be held as collateral security for the payment of any rentals and any other sums of money for which Lessee shall become liable to Lessor under this Lease, and for the faithful performance by Lessee of another covenants and. agreements made herein; said deposit to be returned to Lessee after the termination of this Lease, provided Lessee shall have made all such payments and performed all such covenants and agreements. Lessor shall not be required to keep said deposit separate from its general accounts. If Lessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Lessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Lessor may become obligated by reason of Lessee's default, or to compensate Lessor for any loss or damage which Lessor may suffer thereby. If Lessor so uses or applies all or any portion of said deposit, Lessor shall within ten (10) days after written demand therefore deposit cash with Lessor in any amount sufficient to restore said deposit to the full amount hereinabove stated and Lessee's failure to do so shall be a material breach of this Lease. If the monthly rent shall, from time to time, increase during the term of this Lease, deposit shall at all times bear the same proportion to current rent as the original monthly rent.

If Lessor assigns its interest in the Premises during the Lease term, Lessor may assign the Security Deposit to the assignee and thereafter Lessor shall have no further liability for the return of such Security Deposit and Lessee agrees to look solely to the new Lessor for the return of such Security Deposit.

LATE CHARGES
40. In the event any monthly installment of rent is not received by Lessor on or before the tenth (10th) day of the month from which said rent is due, Lessee agrees to pay to Lessor, as a penalty each month during which the installment remains unpaid, an additional sum equal to five (5%) percent of the amount due and not received.

ADDITIONAL PROVISIONS
41. The pump station electric bill will be paid by Sunbelt Properties, Inc. who will be reimbursed by the tenants. Electrical service to the pump station is on an individual meter. The monthly charges will be paid by the tenant/owners of Lots 6, 5 and 13 based on their percentage of water used. Lessee to furnish copy of quarterly water bill to Lessor. Lessee will be responsible for their portion of the sewer fines and includes piping up to the pump station.

Lessor to install 8 X 8 overhead door. Change drive-in door to 18' wide X 10' high drive in.

OUTSIDE STORAGE
42. No outside storage of any kind.

IN WITNESS WHEREOF, the parties named herein have set their hands and seals the year and day first above written.

LESSOR: SUNBELT PROPERTIES
By: /s/ Arnold E. Mullinax
Vice President

/s/ Lisa Michelle Bonen
Witness to Lessor

/s/ William B. _______
Witness to Lessor

LESSEE: TITAN BUILDING PRODUCTS, INC.
By: /s/ James Fishel
President
6/28/95

/s/ _____________
Witness to Lessee

/s/ Jan M. ______
Witness to Lessor

THIS IS A LEGALLY BINDING CONTRACT; IF NOT COMPLETELY UNDERSTOOD, WE RECOMMEND YOU SEEK ADVICE FROM YOUR ATTORNEY.

                                                                      Exhibt 9
                                                    1407 Westinghouse Boulevard
                                                    Charlotte, North Carolina


                                 Lease Agreement

                  THIS LEASE AGREEMENT, made and entered into by and between CROW-CHILDRESS-KLEIN, a Texas Limited Partnership hereinafter referred to as "Landlord", and TENNESSEE BUILDING PRODUCTS, INC. hereinafter referred to as "Tenant";


                              W I T N E S S E T H:


                  1. Premises and Term. In consideration of the obligation of Tenant to pay rent as herein provided, and in consideration of the other terms, provisions and covenants hereof, Landlord hereby demises and leases to Tenant and Tenant hereby takes from Landlord certain premises situated within the County of Mecklenburg, State of North Carolina, more particularly described on Exhibit "A" attached hereto and incorporated herein by reference, together with all rights, privileges, easements, appurtenances, and immunities belonging to or in any way pertaining to the premises and together with the buildings and other improvements situated or to be situated upon said premises said real property, building and improvements being hereinafter referred to as the "premises").

                  TO HAVE AND TO HOLD the same for a term commencing on the "commencement date", as hereinafter defined, and ending 120 months thereafter, provided, however, that, in the event the "commencement date" is a date other than the first day of a calendar month, said term shall extend for said number of months in addition to the remainder of the calendar month following the "commencement date".

                  The "commencement date" shall be the date upon which the buildings and other improvements erected and to be erected upon the premises shall have been substantially completed in accordance with the plans and specifications described on Exhibit "B" attached hereto and incorporated herein by reference. Landlord shall notify Tenant in writing as soon as Landlord deems said buildings and other improvements to be completed and ready for occupancy as aforesaid. In the event that said buildings and other improvements have not in fact been substantially completed as aforesaid, Tenant shall notify Landlord in writing of its objections. Landlord shall have a reasonable time after delivery of such notice in which to take such corrective action as may be necessary, and shall notify Tenant in writing as soon as it deems such corrective action has been completed so that said buildings and other improvements are completed and ready for occupancy. Taking of possession by Tenant shall be deemed conclusively to establish that said buildings and other improvements have been completed in accordance with the plans and specifications and that the premises are in good and satisfactory condition, as of when possession was so taken. Tenant acknowledges that no representations as to the repair of the premises have been made by Landlord, unless such are expressly set forth in this lease. After such "commencement date" Tenant shall, upon demand, execute and deliver to landlord a letter of acceptance of delivery of the premises. In the event of any dispute as to substantial completion or work performed or required to be performed by Landlord, the certificate of Landlord's architect or general contractor shall be conclusive.

                  2. Base Rent and Security Deposit.
                     -------------------------------

                           A. Tenant  agrees  to pay to  Landlord  rent for the
premises, in advance, without demand, deduction or set off, for the entire term hereof at the rate of NINE THOUSAND THREE HUNDRED NINETY Dollars ($9,390.00) per month. One such monthly installment shall be due and payable on the date hereof and a like monthly installment shall be due and payable on or before the first day of each calendar month succeeding the commencement date recited above during the hereby demised term, except that the rental payment for any fractional calendar month at the commencement or end of the lease period shall be prorated.

                           B. In  addition,   Tenant  agrees  to  deposit  with
Landlord on the date hereof the sum of NINE THOUSAND THREE HUNDRED NINETY Dollars ($9,390.00), which sum shall be held by Landlord, without obligation for interest, as security for the performance of Tenant's covenants and obligations under this lease, it being expressly understood and agreed that such deposit is not an advance rental deposit or a measure of Landlord's damages in case of Tenant's default. Upon the occurrence of any event of default by Tenant, Landlord may, from time to time, without prejudice to any other remedy provided herein or provided by law, use such fund to the extent necessary to make good any arrears of rent or other payments due Landlord hereunder, and any other damage, injury, expense or liability caused by such event of default; and Tenant shall pay to Landlord on demand the amount so applied in order to restore the security deposit to its original amount. Although the security deposit shall be deemed the property of Landlord, any remaining balance of such deposit shall be returned by Landlord to Tenant at such time after termination of this lease that all of Tenant's obligations under this lease have been fulfilled.

                  3. Use. The demised premises shall be used only for the purpose of receiving, storing, shipping and selling (other than retail) products, materials and merchandise made and/or distributed by Tenant and for such other lawful purposes as may be incidental thereto. Outside storage, including without limitation, trucks and other vehicles, is prohibited without Landlord's prior written consent. Tenant shall at its own cost and expense obtain any and all licenses and permits necessary for any such use. Tenant shall comply with all governmental laws, ordinances and regulations applicable to the use of the premises, and shall promptly comply with all governmental orders and directives for the correction, prevention and abatement of nuisances in or upon, or connected with, the premises, all at Tenant's sole expense. Tenant shall not permit any objectionable or unpleasant odors, smoke, dust, gas, noise or vibrations to emanate from the premises, nor take any other action which would constitute a nuisance or would disturb or endanger any other tenants of the building in which the premises are situated or unreasonably interfere with their use of their respective premises. Without Landlord's prior written consent, Tenant shall not receive, store or otherwise handle any product, material or merchandise which is explosive or highly inflammable. Tenant will not permit the premises to be used for any purpose or in any manner (including without limitation any method of storage) which would render the insurance thereon void or the insurance risk more hazardous or cause the State Board of Insurance or other insurance authority to disallow any sprinkler credits.

                  4. Taxes.

                           A. Landlord   agrees  to  pay  before   they  become
delinquent all taxes, assessments and governmental charges of any kind and nature whatsoever (hereinafter collectively referred to as "taxes") lawfully levied or assessed against the building and the grounds, parking areas, driveways and alleys around the building; provided, however, that the maximum amount of taxes to be paid by Landlord hereunder during any one real estate tax year shall be THREE THOUSAND FIVE HUNDRED SEVENTY DOLLARS. If in any real estate tax year during the term hereof or any renewal or extension the taxes levied or assessed against the building and the grounds, parking areas, driveways and alleys around the building during such tax year shall exceed the sum set forth in the preceding sentence, Tenant shall pay to Landlord as additional rental, upon demand, the amount of such excess. In the event any such amount is not paid within twenty (20) days after the date of Landlord's invoice to Tenant, the unpaid amount shall bear interest at the rate of ten percent (10%) per annum from the date of such invoice until payment by Tenant.

                           B. In the event the premises constitute a portion of
a multiple occupancy building, Tenant agrees to pay to Landlord, as additional rental, upon demand, the amount of Tenant's "proportionate share" of the excess taxes referred to in Paragraph A above. Tenant's "proportionate share", as used in this lease, shall mean a fraction, the numerator of which is the space contained in the premises and the denominator of which is the entire space contained in the building.

                           C. If at any time during the term of this lease, the
present method of taxation shall be changed so that in lieu of the whole or any part of any taxes, assessments or governmental charges levied, assessed or imposed on real estate and the improvements therein, there shall be levied, assessed or imposed on Landlord a capital levy or other tax directly on the rents received therefrom and/or a franchise tax, assessment, levy or charge measured by or based, in whole or in part, upon such rents for the present or any future building or buildings on the premises, then all such taxes, assessments, levies or charges, or the part thereof so measured or based, shall be deemed to be included within the term "taxes" for all purposes hereof.

                           D. The Landlord shall have the right to employ a tax
consulting firm to attempt to assure a fair tax burden on the building and grounds within the applicable taxing jurisdiction. Tenant shall pay to Landlord upon demand from time to time, as additional rent, the amount of Tenant's "proportionate share" (as defined in subparagraph 4(B) above) of the cost of such service.

                           E. Any payment to be made pursuant to this Paragraph
4 with respect to the real estate tax year in which this lease commences or terminates shall be prorated.

                  5. Landlord's Repairs. Landlord shall at his expense maintain only the roof, foundation and structural soundness of the exterior walls of the building in good repair, reasonable wear and tear excepted. Tenant shall repair and pay for any damage caused by the negligence of Tenant, or Tenant's employees, agents or invitees, or caused by Tenant's default hereunder. The term "walls" as used herein shall not include windows, glass or plate glass, doors, special storm fronts or office entries. Tenant shall immediately give Landlord written notice of defect or need for repairs, after which Landlord shall have reasonable opportunity to repair same or cure such defect. Landlord's liability with respect to any defects, repairs or maintenance for which Landlord is responsible under any provisions of this lease shall be limited to the cost of such repairs or maintenance or the curing of such defect.

                  6. Tenant's Repairs.

                           A. Tenant shall at its own cost and expense keep and
maintain all parts of the premises (except those for which Landlord is expressly responsible under the terms of this lease) in good condition, promptly making all necessary repairs and replacements, including but not limited to, windows, glass and plate glass, doors, any special office entry, interior walls and finish work, floors and floor covering, downspouts, gutters, heating and air conditioning systems, dock boards, truck doors, dock bumpers, paving, plumbing work and fixtures, termite and pest extermination, regular removal of trash and debris, regular mowing of any grass, trimming, weed removal and general landscape maintenance, including rail spur areas, keeping the parking areas, driveways, alleys and the whole of the premises in a clean and sanitary condition, and maintaining any spur track serving the premises (Tenant agrees to sign a joint maintenance agreement with the railroad company servicing the premises, if requested by the railroad company). Tenant shall not be obligated to repair any damage caused by fire, tornado or other casualty covered by the insurance to be maintained by Landlord pursuant to subparagraph 12(A) below, except that Tenant shall be obligated to repair all wind damage to glass except with respect to tornado or hurricane damage.

                           B. Tenant  shall not  damage  any  demising  wall or
disturb the integrity and support provided by any demising wall and shall, at its sole cost and expense, promptly repair any damage or injury to any demising wall caused by Tenant or its employees, agents or invitees.

                           C. In the event the premises constitute a portion of
a multiple occupancy building, Tenant and its employees, customers and licensees shall have the exclusive right to use the parking areas, if any, as may be designated by the Landlord in writing, subject to such reasonable rules and regulations as Landlord may from time to time prescribe and subject to rights of ingress and egress of other tenants. Landlord shall not be responsible for enforcing Tenant's exclusive parking rights against any third parties. Further, in multiple occupancy buildings, Landlord reserves the right to perform the paving and landscape maintenance, exterior painting and common sewage line plumbing which are otherwise Tenant's obligations under subparagraph A above, and Tenant shall, in lieu of the obligations set forth under subparagraph A above with respect to such items, be liable for its proportionate share (as defined in subparagraph 4(B) above) of the cost and expense of the care for the grounds around the building, including but not limited to, the mowing of grass, care of shrubs, general landscaping, maintenance of parking areas, driveways and alleys, exterior repainting and common sewage line plumbing; provided, however, that Landlord shall have the right to require Tenant to pay such other reasonable proportion of said mowing, shrub care and general landscaping costs as may be determined by Landlord in its sole discretion; and further provided that if Tenant or any other particular tenant of the building can be clearly identified as being responsible for obstructions or stoppage of the common sanitary sewage line, then Tenant, if Tenant is responsible, or such other responsible tenant, shall pay the entire cost thereof, upon demand, as additional rent. Tenant shall pay when due its share, determined as aforesaid, of such costs and expenses along with the other tenants of the building to Landlord upon demand, as additional rent, for the amount of its share as aforesaid of such costs and expenses in the event Landlord elects to perform or cause to be performed such work.

                           D. In the event the premises constitute a portion of
a multiple occupancy building, Landlord shall have the right to coordinate any repairs and other maintenance of any rail tracks serving or to serve the building, and if Tenant uses such rail tracks, Tenant shall reimburse Landlord from time to time upon demand, as additional rent, for a share of the costs of such repairs and maintenance and any other sums specified in any agreement to which Landlord is a party respecting such tracks, such share to be a fraction, the numerator of which is the space contained in the premises, and the denominator of which is the entire space occupied by rail users in the building.

                           E. Tenant shall, at its own cost and expense,  enter
into a regularly scheduled preventive maintenance/service contract with a maintenance contractor of servicing all hot water, heating and air conditioning systems and equipment within the premises. The maintenance contractor and the contract must be approved by Landlord. The services contract must include all services suggested by the equipment manufacturer within the operation/maintenance manual and must become effective (and a copy thereof delivered to Landlord) within thirty (30) days of the date Tenant takes possession of the premises.

                  7. Alterations. Tenant shall not make any alterations, additions or improvements to the premises (including but not limited to roof and wall penetrations) without the prior written consent of Landlord. Tenant may, without the consent of Landlord, but at its own cost and expense and in a good and workmanlike manner erect such shelves, bins, machinery and trade fixtures as it may deem advisable, without altering the basis character of the building or improvements and without overloading or damaging such building or improvements, and in each case complying with all applicable governmental laws, ordinances, regulations and other requirements. All alterations, additions, improvements and partitions erected by Tenant shall be and remain the property of Tenant during the term of this lease and Tenant shall, unless Landlord otherwise elects as hereinafter provided, remove all alterations, additions, improvements and partitions erected by Tenant and restore the premises to their original condition by the date of termination of this lease or upon earlier vacating of the premises; provided, however, that if Landlord so elects prior to termination of this lease or upon earlier vacating of the premises, such alterations, additions, improvements and partitions shall become the property of Landlord as of the date of termination of this lease or upon earlier vacating of the premises and shall be delivered up to the Landlord with the premises. All shelves, bins, machinery and trade fixtures installed by Tenant may be removed by Tenant prior to the termination of this lease if Tenant so elects, and shall be removed by the date of termination of this lease or upon earlier vacating of the premises if required by Landlord; upon any such removal Tenant shall restore the premises to their original condition. All such removals and restoration shall be accomplished in a good workmanlike manner so as not to damage the primary structure or structural qualities of the buildings and other improvements situated on the premises.

                  8. Signs. Tenant shall have the right to install signs upon the premises only when first approved in writing by Landlord and subject to any applicable governmental laws, ordinances, regulations and other requirements. Tenant shall remove all such signs by the termination of this lease. Such installations and removals shall be made in such manner as to avoid injury or defacement of the building and other improvements, and Tenant shall repair any injury or defacement, including without limitation discoloration, caused by such installation and/or removal.

                  9. Inspection. Landlord and Landlord's agents and representatives shall have the right to enter and inspect the premises at any reasonable time during business hours, for the purpose of ascertaining the condition of the premises or in order to make such repairs as may be required or permitted to be made by Landlord under the terms of this lease. During the period that is six (6) months prior to the end of the term hereof, Landlord and Landlord's agents and representatives shall have the right to enter the premises at any reasonable time during business hours for the purpose of showing the premises and shall have right to erect on the premises a suitable sign indicating the premises are available. Tenant shall give written notice to Landlord at least thirty (30) days prior to vacating the premises and shall arrange to meet with Landlord for a joint inspection of the premises prior to vacating. In the event of Tenant's failure to give such notice or arrange such joint inspection, Landlord's inspection at or after Tenant's vacating the premises shall be conclusively deemed correct for purposes of determining Tenant's responsibility for repairs and restoration.

                  10. Utilities. Landlord agrees to provide at its cost water, electricity and telephone service connections into the premises; but Tenant shall pay for all water, gas, heat, light, power, telephone, sewer, sprinkler charges and other utilities and services used on or from the premises, together with any taxes, penalties, surcharges or the like pertaining thereto and any maintenance charges for utilities and shall furnish all electric light bulbs and tubes. If any such services are not separately metered to Tenant, Tenant shall pay a reasonable proportion as determined by Landlord of all charges jointly metered with other premises. Landlord shall in no event be liable for any interruption or failure of utility services on the premises.

                  11. Assignment and Subletting. Tenant shall not have the right to assign this lease or to sublet the whole or any part of the premises without the prior written consent of Landlord. Notwithstanding any permitted assignment or subletting, Tenant shall at all times remain directly, primarily and fully responsible and liable for the payment of the rent herein specified and for compliance with all of its other obligations under the terms, provisions and covenants of this lease. Upon the occurrence of any "event of default" as hereinafter defined, if the premises or any part thereof are then assigned or sublet, Landlord, in addition to any other remedies herein provided, or provided by law, may at its option collect directly from such assignee or subtenant all rents become due to Tenant under such assignment or sublease and apply such rent against any sums due to Landlord from Tenant hereunder, and no such collection shall be construed to constitute a novation or a release of Tenant from the further performance of Tenant's obligations hereunder.

                  12. Fire and Casualty Damage.

                           A. Landlord  agrees to  maintain  standard  fire and
extended  coverage  insurance  covering the building of which the premises are a part in an amount not less then 80% (or such greater percentage as may be necessary to comply with the provisions of any co-insurance clauses of the policy) of the "replacement cost" thereof as such term is defined in the Replacement Cost Endorsement to be attached thereto, insuring against the perils of Fire, Lightning and Extended Coverage, such coverages and endorsements to be as defined, provided and limited in the standard bureau forms prescribed by the insurance regulatory authority for the State in which the premises are situated for use by insurance companies admitted in such state for the writing of such insurance on risks located within such state. Subject to the provisions of sub-paragraphs 12(C), 12(D) and 12(E) below, such insurance shall be for the sole benefit of Landlord and under its sole control. If during the second full lease year after the commencement date of this lease, or during any subsequent year of the primary term or any renewal or extension, Landlord's cost of maintaining such insurance shall exceed Landlord's cost of maintaining such insurance for the first full lease year of the term hereof, Tenant agrees to pay to Landlord, as additional rental, the amount of such excess (or in the event the premises constitute a portion of a multiple occupancy building, Tenant's full proportionate share (as defined in subparagraph 4(B) above) of such excess). Said payments shall be made to Landlord within ten (10) days after presentation to Tenant of Landlord's statement setting forth the amount due. Any payment to be made pursuant to this subparagraph A with respect to the year in which this lease commences or terminates shall bear the same ratio to the payment which would be required to be made for the full year as the part of such year covered by the term of this lease bears to a full year.

                           B. If  the  buildings  situated  upon  the  premises
should be damaged or destroyed by fire, tornado or other casualty, Tenant shall give immediate written notice thereof to Landlord.

                           C. If  the  buildings  situated  upon  the  premises
should be totally destroyed by fire, tornado or other casualty, or if they should be so damaged thereby that rebuilding or repairs cannot in Landlord's estimation be completed within two hundred (200) days after the date upon which Landlord is notified by Tenant of such damage, this lease shall terminate and the rest shall be abated during the unexpired portion of this lease, effective upon the date of the occurrence of such damage.

                           D. If  the  buildings  situated  upon  the  premises
should be damaged by any peril covered by the insurance to be provided by Landlord under subparagraph 12(A) above, but only to such extent that rebuilding or repairs can in Landlord's estimation be completed within two hundred (200) days after the date upon which Landlord is notified by Tenant of such damage, this lease shall not terminate, and Landlord shall at its sole cost and expense thereupon proceed with reasonable diligence to rebuild and repair such building to substantially the condition in which they existed prior to such damage, except that Landlord shall not be required to rebuild, repair or replace any part of the partitions, fixtures, additions and other improvements which hay have been placed in, on or about the premises by Tenant. If the premises are untenantable in whole or in part following such damage, the rent payable hereunder during the period in which they are untenantable shall be reduced to such extent as may be fair and reasonable under all of the circumstances. In the event that Landlord shall fail to complete such repairs and rebuilding within two hundred (200) days after the date upon which Landlord is notified by Tenant of such damage, Tenant may at its option terminate this lease by delivering written notice of termination to Landlord as Tenant's exclusive remedy, whereupon all rights and obligations hereunder shall cease and terminate.

                           E. Notwithstanding  anything herein to the contrary,
in the event the holder of any indebtedness secured by a mortgage or deed of trust covering the premises requires that the insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this lease by delivering written notice of termination to Tenant within fifteen (15) days after such requirement is made by any such holder, whereupon all rights and obligations hereunder shall cease and terminate.

                           F. Each of Landlord and Tenant  hereby  releases the
other from any loss or damage to property caused by fire or any other perils insured through or under them by way of subrogation or otherwise for any loss or damage to property caused by fire or any other perils insured in policies of insurance covering such property, even if such loss or damage shall have been caused by the fault or negligence of the other party, or anyone for whom such party is responsible; provided, however, that this release shall be applicable and in force and effect only with respect to loss or damage occurring during such times as the releasor's policies shall contain a clause or endorsement to the effect that any such release shall not adversely affect or impair said policies or prejudice the right of the releasor to recover thereunder and then only to the extent of the insurance proceeds payable under such policies. Each of the Landlord and Tenant agrees that it will request its insurance carriers to include in its policies such a clause or endorsement. If extra cost shall be charged therefor, each party shall advise the other thereof and of the amount of the extra cost, and the other party, at its election, may pay the same, but shall not be obligated to do so.

                  13. Liability. Landlord shall not be liable to Tenant or Tenant's employees, agents, patrons or visitors, or to any other person whomsoever, for any injury to person or damage to property on or about the premises, resulting from and/or caused in part or whole by the negligence or misconduct of Tenant, its agents, servants or employees, or of any other person entering upon the premises, or caused by the buildings and improvements located on the premises becoming out of repair, or caused by leakage of gas, oil, water or steam or by electricity emanating from the premises, or due in any cause whatsoever, and Tenant hereby covenants and agrees that it will at all times indemnify and hold safe and harmless the property, the Landlord (including without limitation the trustee and beneficiaries if Landlord is a trust), Landlord's agents and employees from any loss, liability, claims, suits, costs, expenses, including without limitation attorney's fees and damages, both real and alleged, arising out of any such damage or injury; except injury to persons or damage to property the sole cause of which is the negligence of Landlord or the failure of Landlord to repair any part of the premises which Landlord is obligated to repair and maintain hereunder within a reasonable time after the receipt of written notice from Tenant of needed repairs. Tenant shall procure and maintain throughout the term of this lease a policy or policies of insurance, at its sole cost and expense, insuring both Landlord and Tenant against all claims, demands or actions arising out of or in connection with: (i) the premises; (ii) the condition of the premises; (iii) Tenant's operations in and maintenance and use of the premises; and (iv) Tenant's liability assumed under this lease, the limits of such policy or policies to be in the amount of not less than $300,000 per occurrence in respect of injury to persons (including death), and in the amount of not less than $50,000 per occurrence in respect of property damage or destruction, including loss of use thereof. All such policies shall be procured by Tenant from responsible insurance companies satisfactory to Landlord. Certified copies of such policies, together with receipt evidencing payment of premiums therefor, shall be delivered to Landlord prior to the commencement date of this lease. Not less than fifteen (15) days prior to the expiation date of such policies, certified copies of the renewals thereof (bearing notations evidencing the payment of renewal premiums) shall be delivered to Landlord. Such policies shall further provide that not less than thirty (30) days written notice shall be given to Landlord before such policy may be cancelled or changed to reduce insurance provided thereby.

                  14. Condemnation.

                           A. If the  whole  or  any  substantial  part  of the
premises should be taken for any public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof and the taking would prevent or materially interfere with the use of the premises for the purpose for which they are being used, this lease shall terminate and the rent shall be abated during the unexpired portion of this lease, effective when the physical taking of said premises shall occur.

                           B. If part of the  premises  shall be taken  for any
public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof, and this lease is not terminated as provided in the subparagraph above, this lease shall not terminate but the rent payable hereunder during the unexpired portion of this lease shall be reduced to such extent as may be fair and reasonable under all of the circumstances.

                           C. In  the  event  of any  such  taking  or  private
purchase in lieu thereof, Landlord and Tenant shall each be entitled to receive and retain such separate awards and/or portion of lump sum awards as may be allocated to their respective interests in any condemnation proceedings.

                  15. Holding Over. Tenant will, at the termination of this lease by lapse of time or otherwise, yield up immediate possession to Landlord. If Landlord agrees in writing that Tenant may hold over after the expiration or termination of this lease, unless the parties hereto otherwise agree in writing on the terms of such holding over, the hold over tenancy shall be subject to termination by Landlord at any time upon not less than give (5) days advance written notice, or by Tenant at any time upon not less than thirty (30) days advance written notice, and all of the other terms and provisions of this lease shall be applicable during that period, except that Tenant shall pay Landlord from time to time upon demand, as rental for the period of any hold over, an amount equal to one and one-half (1-1/2) the rent in effect on the termination date, computed on a daily basis for each day of the hold over period. No holding over by Tenant, whether with or without consent of Landlord, shall operate to extend this lease except as otherwise expressly provided. The preceding provisions of this Paragraph 15 shall not be construed as Landlord's consent for Tenant to hold over.

                  16. Quiet Enjoyment. Landlord covenants that it now has, or will acquire before Tenant takes possession of the premises, good title to the premises, free and clear of all liens and encumbrances, excepting only the lien for current taxes not yet due, such mortgage or mortgages as are permitted by the terms of this lease, zoning ordinances and other building and fire ordinances and governmental regulations relating to the use of such property, and easements, restrictions and other conditions of record. In the event this lease is a sublease, then Tenant agrees to take the premises subject to the provisions of the prior leases. Landlord represents and warrants that it has full right and authority to enter into this lease and that Tenant, upon paying the rental herein set forth and performing its other covenants and agreements herein set forth, shall peaceably and quietly have, hold and enjoy the premises for the term hereof without hindrance or molestation from Landlord, subject to the terms and provisions of this lease.

                  17. Events of Default. The following events shall be deemed to be events of default by Tenant under this lease:

                           (a) Tenant shall fail to pay any  installment  of the
                  rent herein reserved when due, or any payment with respect to taxes hereunder when due, or any other payment or reimbursement to Landlord required herein when due, and such failure shall continue for a period of five (5) days from the date such payment was due.

                           (b) Tenant  shall become  insolvent,  or shall make a
                  transfer in fraud of creditors, or shall make an assignment for the benefit of creditors.

                           (c) Tenant shall file a petition under any section or
                  chapter of the National Bankruptcy Act, as amended, or under any similar law or statute of the United States or any State thereof; or Tenant shall be adjudged bankrupt or insolvent in proceedings filed against Tenant thereunder.

                           (d) A receiver or trustee shall be appointed for
                  all or substantially all of the assets of Tenant.

                           (e) Tenant shall depart or vacate any substantial
                  portion of the premises.

                           (f) Tenant  shall  fail to  comply  with  any  term,
                  provision or covenant of this lease (other than the foregoing in this Paragraph 17), and shall not cure such failure within twenty (20) days after written notice thereof to Tenant.

                  18. Remedies. Upon the occurrence of any of such events of default described in Paragraph 17 hereof, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever:

                           (a) Terminate this lease, in which event Tenant shall
                  immediately surrender the premises to Landlord, and if Tenant fails so to do, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the premises and expel or remove Tenant and any other person who may be occupying such premises or any part thereof, by force if necessary, without being liable for prosecution or any claim of damages therefor; and Tenant agrees to pay to Landlord on demand the amount of all loss and damage which Landlord may suffer by reason of such termination, whether through inability to relet the premises on satisfactory terms or otherwise.

                           (b) Enter upon and take  possession  of the  premises
                  and expel or remove Tenant and any other person who may be occupying such premises or any part thereof, by force if necessary, without being liable for prosecution or any claim for damages therefor, and relet the premises and receive the rent therefor; and Tenant agrees to pay to the Landlord on demand any deficiency that may arise by reason of such reletting. In the event Landlord is successful in reletting the premises at a rental in excess of that agreed to be paid by Tenant pursuant to the terms of this lease, Landlord and Tenant each mutually agree that Tenant shall no be entitled, under any circumstances, to such excess rental, and Tenant does hereby specifically waive any claim to such excess rental.

                           (c) Enter upon the  premises,  by force if necessary,
                  without being liable for prosecution or any claim for damages therefor, and do whatever Tenant is obligated to do under the terms of this lease; and Tenant agrees to reimburse Landlord on demand for any expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this lease, and Tenant further agrees that Landlord shall not be liable for any damages resulting to the Tenant from such action, whether caused by the negligence of Landlord or otherwise.

In the event Tenant fails to pay any installment of rent hereunder as and when such installment is due, to help defray the additional cost to Landlord for processing such late payments Tenant shall pay to Landlord on demand a late charge in an amount equal to five percent (5%) of such installment; and the failure to pay such amount within ten (10) days after demand therefor shall be an event of default hereunder. The provision for such late charge shall be in addition to all of Landlord's other rights and remedies hereunder or at law and shall not be construed as liquidated damages or as limiting Landlord's remedies in any manner.

                  Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions and covenants herein contained. No act or thing done by the Landlord or its agents during the term hereby granted shall be deemed a termination of this lease or an acceptance of the surrender of the premises, and no agreement to terminate this lease or accept a surrender of said premises shall be valid unless in writing signed by Landlord. No waiver by Landlord of any violation or breach of any of the terms, provisions and covenants herein contained shall be deemed or construed to constitute a waiver of any other violation or breach of any of the terms, provisions and covenants herein contained. Landlord's acceptance of the payment of rental or other payments hereunder after the occurrence of an event of default shall not be construed as a waiver of such default, unless Landlord so notifies Tenant in writing. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default or of Landlord's right to enforce any such remedies with respect to such default or any subsequent default. If, on account of any breach or default by Tenant in Tenant's obligations under the terms and conditions of this lease, it shall become necessary or appropriate for Landlord to employ or consult with an attorney concerning or to enforce or defend any of Landlord's rights or remedies hereunder, Tenant agrees to pay any reasonable attorney's fees so incurred.

                  19. Landlord's Lien. In addition to any statutory lien for rent in landlord's favor, Landlord shall have and Tenant hereby grants to Landlord a continuing security interest for all rentals and other sums of money becoming due hereunder from Tenant, upon all goods, wares, equipment, fixtures, furniture, inventory, accounts, contract rights, chattel paper and other personal property of Tenant situated on the premises, and such property shall not be removed therefrom without the consent of Landlord until all arrearages in rent as well as any and all other sums of money then due to Landlord hereunder shall first have been paid and discharged. In the event of a default under this lease, Landlord shall have, in addition to any other remedies provided herein or by law, all rights and remedies under the Uniform Commercial Code, including without limitation the right to sell the property described in this Paragraph 19 at public or private sale upon five (5) days notice to Tenant. Tenant hereby agrees to execute such financing statements and other instruments necessary or desirable in Landlord's discretion to perfect the security interest hereby created. Any statutory lien for rent is not hereby waived, the express contractual lien herein granted being in addition and supplementary thereto.

                 20. Mortgages.   Tenant   accepts   this  lease   subject  and
subordinate to any mortgage(s) and/or deed(s) of trust now or at any time hereafter constituting a lien or charge upon the premises or the improvements situated thereon, provided, however, that if the mortgagee, trustee, or holder of any such mortgage or deed of trust elects to have Tenant's interest in this lease superior to any such instrument, then by notice to Tenant from such mortgagee, trustee or holder, this lease shall be deemed superior to such lien, whether this lease was executed before or after said mortgage or deed of trust. Tenant shall at any time hereafter on demand execute any instruments, releases or other documents which may be required by any mortgagee for the purpose of subjecting and subordinating this lease to the lien of any such mortgage.

                  21. Landlord's Default. In the event Landlord should become in default in the payment of taxes or any other items which might become a lien upon the premises and which Tenant is not obligated to pay under the terms and provisions of this lease, Tenant is authorized and empowered after giving Landlord five (5) days prior written notice of such default and Landlord's failure to cure such default, to pay any such items for and on behalf of Landlord, and the amount of any item so paid by Tenant for or on behalf of Landlord, together with any interest or penalty required to be paid in connection therewith, shall be payable on demand by Landlord to Tenant; provided, however, that Tenant shall not be authorized and empowered to make any payment under the terms of this Paragraph 21 unless the item paid shall be superior to Tenant's interest hereunder.

                  22. Mechanic's Liens. Tenant shall have no authority, express or implied, to create or place any lien or encumbrance of any kind or nature whatsoever upon, or in any manner to bind, the interest of Landlord in the premises or to charge the rentals payable hereunder for any claim in favor of any person dealing with Tenant, including those who may furnish materials or perform labor for any construction or repairs, and each such claim shall affect and each such lien shall attach to, if at all, only the leasehold interest granted to Tenant by this instrument. Tenant covenants and agrees that it will pay or cause to be paid all sums legally due and payable by it on account of any labor performed or materials furnished in connection with any work performed on the premises on which any lien is or can be validly and legally asserted against its leasehold interest in the premises or the improvements thereon and that it will save and hold Landlord harmless from any and all loss, cost or expense based on or arising out of asserted claims or liens against the leasehold estate or against the right, title and interest of the Landlord in the premises or under the terms of this lease.

                  23. Notices. Each provision of this instrument or of any applicable governmental laws, ordinances, regulations and other requirements with reference to the sending, mailing or delivery of any notice or the making of any payment by Landlord to Tenant or with reference to the sending, mailing or delivery of any notice or the making of any payment by Tenant to Landlord shall be deemed to be complied with when and if the following steps are taken:

                           (a) All rent and other  payments  required to be made
                  by Tenant to Landlord hereunder shall be payable to Landlord at the address hereinbelow set forth or at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith. Tenant's obligation to pay rent and any other amounts to Landlord under the terms of this lease shall not deemed satisfied until such rent and other amounts have been actually received by Landlord.

                           (b) All  payments  required to be made by Landlord to
                  Tenant hereunder shall be payable to Tenant at the address hereinbelow set forth, or at such other address within the continental United States as Tenant may specify from time to time by written notice delivered in accordance herewith.

                           (c) Any notice or document  required or  permitted to
                  be delivered hereunder shall be deemed to be delivered whether actually received or not when deposited in the United States Mail, postage prepaid, Certified or Registered Mail, addressed to the parties hereto at the respective addresses set out below, or at such other address as they have theretofore specified by written notice delivered in accordance herewith:

                           LANDLORD:                    TENANT:

                  CROW-CHILDRESS-KLEIN         TENNESSEE BUILDING PRODUCTS, INC.
                  C/O Trammell Crow Company    Glenrose at Foster Avenue
                  One Fairview Plaza,          Nashville, Tennessee
                  Suite 211
                  5950 Fairview Road
                  Charlotte, North Carolina 28210

If and when included within the term "Landlord", as used in this instrument, there are more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of such a notice specifying some individual at some specific address for the receipt of notices and payments to Landlord; if and when included within the term "Tenant", as used in this instrument, there are more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of such a notice specifying some individual at some specific address within the continental
United States for the receipt of notices and payments to Tenant. All parties included within the terms "Landlord" and "Tenant", respectively, shall be bound by notices given in accordance with the provisions of this paragraph to the same effect as if each had received such notice.

                  24. Miscellaneous.

                           A. Words of any gender  used in this lease  shall be
held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the content otherwise requires.

                           B. The   terms,   provisions   and   covenants   and
conditions contained in this lease shall apply to, inure to the benefit of, and be binding upon, the parties hereto and upon their respective heirs, legal representatives, successors and permitted assigns, except as otherwise herein expressly provided. Landlord shall have the right to assign any of its rights and obligations under this lease. Each party agrees to furnish to the other, promptly upon demand, a corporate resolution, proof of due authorization by partners, or other appropriate documentation evidencing the due authorization of such party to enter into this lease.

                           C. The  captions  inserted  in  this  lease  are for
convenience only and in no way define, limit or otherwise describe the scope or intent of this lease, or any provision thereof, or in any way affect the interpretation of this lease.

                           D. Tenant  agrees  from time to time within ten (10)
days after request of Landlord, to deliver to Landlord, or Landlord's designee, an estoppel certificate stating that this lease is in full force and affect, the date to which rent has been paid, the unexpired term of this lease and such other matters pertaining to this lease as may be requested by Landlord. It is understood and agreed that Tenant's obligation to furnish such estoppel certificates in a timely fashion is a material inducement for Landlord's execution of this lease.

                           E. This lease may not be altered, changed or amended
except by an instrument in writing signed by both parties hereto.

                           F. All  obligations  of Tenant  hereunder  not fully
performed as of the expiration or earlier termination of the term of this lease shall survive the expiration or earlier termination of the term hereof, including without limitation all payment obligations with respect to taxes and insurance and all obligations concerning the condition of the premises. Upon the expiration or earlier termination of the term hereof, and prior to Tenant vacating the premises, Tenant shall pay to Landlord any amount reasonably estimated by Landlord as necessary to put the premises, including without limitation all heating and air conditioning systems and equipment therein, in good condition and repair. Tenant shall also, prior to vacating the premises, pay to Landlord the amount, as estimated by Landlord, of Tenant's obligation hereunder for real estate taxes and insurance premiums for the year in which the lease expires or terminates. All such amounts shall be used and held by Landlord for payment of such obligations of Tenant hereunder, with Tenant being liable for any additional costs therefor upon demand by Landlord, or with any excess to be returned to Tenant after all such obligations have been determined and satisfied, as the case may be. Any security deposit held by Landlord shall be credited against the amount payable by Tenant under this Paragraph 24(F).

                           G. If any  clause  or  provision  of this  lease  is
illegal, invalid or unenforceable under present or future laws effective during the term of this lease, then and in that event, it is the intention of the parties hereto that the remainder of this lease shall not be affected thereby, and it is also the intention of the parties to this lease that in lieu of each clause or provision of this lease that is illegal, invalid or unenforceable, there be added as a part of this lease contract a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable.

                           H. Because the  premises  are on the open market and
are presently being shown, this lease shall be treated as an offer with the premises being subject to prior lease and such offer subject to withdrawal or non-acceptance by Landlord or to other use of the premises without notice, and this lease shall not be valid or binding unless and until accepted by Landlord in writing and a fully executed copy delivered to both parties hereto.

                           I. All references in this lease to "the date hereof"
or similar references shall be deemed to refer to the last date, in point of time, on which all parties hereto have executed this lease.

                  25. Additional Provisions.  Paragraphs 26 - 31.

                  EXECUTED BY LANDLORD, this ____ day of _______, 19__

Attest/Witness                              CROW-CHILDRESS-KLEIN


___________________________                 By:___________________________

Title:_____________________                 Title:________________________


                  EXECUTED BY TENANT, this ____ day of _______, 19__

Attest/Witness                              TENNESSEE BUILDING PRODUCTS, INC.


___________________________                 By:___________________________

Title:_____________________                 Title:________________________

ADDITIONAL PROVISIONS

26. The duties and obligations of Tenant herein shall be binding upon all or any of them. The duties and obligations of Tenant shall run and extend not only to the benefit of the Landlord, as named herein, but to the following, at the option of the following, or any of them (i) any person, by, through or under which Landlord derives the right to lease the premises, (ii) the owner of the premises, and (iii) holders of mortgage or rent assignment interests in the premises, as their respective interests may appear; provided, however, nothing contained herein shall be construed to obligate Tenant to pay rent to any person other than the Landlord until such time as Tenant has been given written notice of either an exercise of a rent assignment or the succession of some other party to the interests of Landlord.

27. Tenant shall not install drapes, curtains, blinds or any window treatment without Landlord's prior written approval.

28. While this Lease is in full force and effect, provided that Tenant is not in default of any of the terms, covenants and conditions thereof, Tenant shall have the right or option to extend the original term of this lease for one further term of Sixty (60) months. Such extension or renewal of the original term shall be on the same terms, covenants and conditions as provided for in the original term except that the rental during the extended term shall be at Eighty (80%) percent of the fair market rental then in effect on equivalent properties, of equivalent size, in equivalent areas. In no event shall such rental during the extended term be less than One Hundred Thirty-Five Thousand Seven Hundred Eighty Dollars ($135,780.00). Notice of Tenant's intention to exercise the option must be given to Landlord in writing at least one hundred eighty (180) days prior to the expiration of the original term of this lease.

29. Landlord is the owner of the herein demised premises, outlined in blue on Exhibit "C" attached hereto, as well as the adjacent space outlined in green on said Exhibit "C". It is agreed that, for a term of sixty months from the date hereof, Tenant shall have the right of first refusal to lease the adjacent space or a portion thereof from the Landlord, which Lease shall be at the same price and on the same terms as contained in any bona fide offer for the lease of the adjacent space or a portion thereof received by Landlord, which Landlord desires to accept. Upon receipt of such an offer, Landlord shall notify Tenant thereof, in the manner provided herein for notice, whereupon Tenant shall have three (3) days after receipt of such notice in which to elect to exercise Tenant's right of first refusal. In the event Tenant fails to give Landlord written notice of Tenant's election to lease the adjacent property or a portion thereof within said three (3) day period, Tenant shall have no further right, title or interest in the adjacent space and this right of first refusal shall terminate and be of no further force and effect. If, on the other hand, Tenant exercises its right of first refusal in the manner provided above, then the Lease of the adjacent property or a portion thereof shall be consummated, in accordance with the terms set forth in said bona fide offer.

30. Landlord hereby grants Tenant the right and option to cancel this Lease agreement at the end of the sixtieth (60th) month of the Primary Lease Term by giving Landlord written notice during the forty-eighth (48th) month of the Primary Lease Term and by simultaneously depositing with Landlord the sum of Ninety-Six Thousand Three Hundred Dollars ($96,300.00), said sum representing additional compensation for the privilege of so terminating.

31. The amount of "Three  Thousand Five Hundred Seventy  Dollars",  contained in
Section 4, Paragraph A, of this lease, is eliminated therefrom, and the following is substituted therefor:

         "An amount equal to the total amount of taxes levied against the property which is the subject of this lease, by the proper taxing authorities of the City of Charlotte, North Carolina, and of Mecklenburg County, North Carolina, during the first full real estate tax year after

         1. The building shown in Exhibit "C" has been completed and Tennessee Building Products, Inc. has occupied it as a tenant

         and

         2. The property has been recognized by the proper taxing authorities of the City of Charlotte, North Carolina, and of Mecklenburg County, North Carolina, as including both land and the completed building shown in Exhibit "C", and this fact has been used as the basis of the tax assessment for such real estate tax year."

ARROWOOD II

EXHIBIT "A"

Approximately 51,010 square feet as outlined in red on Exhibit "C" attached hereto out of a larger building situated on a tract of land the legal description of which is:

BEGINNING at an iron located on the northerly margin of Cordage Street (said street having a total right-of-way of 60 feet), said iron being located S. 66-59-36 W. 30.0 feet form the point of intersection of the northerly margin of Cordage Street with the westerly margin of Westinghouse Boulevard; and running thence with the northerly margin of Cordage Street, S. 66-59-36 W. 920.0 feet to an iron; thence N. 23-00-24 W. 477.82 feet to an iron on the line of Southern Railway Company's property as described in deed from Arrowood-Southern Company filed or to be filed of record; thence with the property of Southern Railway Company in four courses and distances as follows: (91) N. 59-40-30 E. 344.25 feet to an iron, (2) N. 66-59-36 E. 159.37 feet to an iron, (3) thence southeasterly along the arc of a curve to the right for a distance of 658.45 feet to a point of tangency, said arc having a radius of 419.18 feet, a cord of
592.81 feet and a cord bearing of S. 68-00-25 E., to an iron and (4) S. 23-00-24
E. 102.49 feet to the point and place of  Beginning  and  containing  434,740.78 square feet for 9.980 acres according to survey of R. B. Pharr & Associates dated August 30, 1979, as revised September 11, 1979.

EXHIBIT "B"

I. OFFICE AREA

A. Layout - Per attached plan.

B. Doors, Hardware and Door Jambs - Doors to be solid core prefinished doors with conventional hardware (Schlage). All office doors to have key locks. Restroom doors to have convenience locks. All door jambs to be hollow metal.

C. Ceiling, Lighting and Insulation - Suspended lay in ceiling nine feet above finished floor complete with recessed 2' by 4' lighting fixtures to provide seventy-five foot candles at desk level. Four inches of fiberglass batt insulation to be installed above suspended ceiling.

D. Heating, Ventilation and Air Conditioning - To be provided by gas fired heating (when available) and electric air conditioning system sufficient to maintain seventy degrees fahrenheit inside when 15 degrees fahrenheit outside and cool to seventy-five degrees fahrenheit inside when 95 degrees fahrenheit outside. Air conditioning returns are to be ducted with an individual return air duct at each private office.

E. Floor Covering - Allow $9.00 per square yard carpeting allowance installed.

F. Partitions and Wall Covering - Partitions to be prefinished vinyl clad sheetrock on wood or metal studs. Partitions separating office from warehouse to be block. All block walls in office area are to be firred and sheetrocked. Brick walls to be exposed.

G. Vinyl Base - Four inch vinyl base to be installed in all office areas.

H. Sprinkler System - Pendant type sprinklers to be installed in office area to meet local code.

I. Electric - Normal number of 110 volt duplex convenience outlets to be installed in accordance with National Electric Code.

II. RESTROOMS

A. Floor Covering - Floor to be 1/8 inch vinyl asbestos tile complete with vinyl base.

B. Fixtures - Provide standard white restroom fixtures as shown on the plan.

C. Wallcoverings - Walls to be painted with two coats of enamel wall paint.

D. Ventilation - Ventilation to meet local code.

E. Restroom Accessories - Mirror with shelf over each lavatory, toilet paper dispenser within restrooms.

F. Lighting - One 36" fluorescent, strip light with cover above lavatory. If restroom of sufficient size, include 2' x 4' layin fixture.

G. General - Specifications concerning doors, hardware, ceiling, insulation, HVAC to be the same as office area.

III. WAREHOUSE AND MANUFACTURING AREA

A. Light - To be provided by double tube 96 inch fluorescent industrial type fixtures (with reflectors) mounted to the bottom of the joist. Allow one fixture per 400 square feet of warehouse area.

B. Heat - To be provided by ten (10) 150,000 BTU gas-fired suspended unit heaters.

C. Wood Base - 4" wood base and 4" wood cap mold to be installed on warehouse side of partition separating office from warehouse.

D. Fully sprinklered.

IV. MISCELLANEOUS

A. Party Wall - To be a 8 inch block or as required by local code.

B. Exterior soffit light is to be controlled by photocell.

C. Electrical service to be 400 Amp, 3 phase, 120 volt - 208 volt.

D. Warehouse Doors:

1. Six - 8' x 10' Dock high doors

2. One - 12' x 14' Drive-in door with concrete ramp

3. Two - 8' x 10' Rail doors

4. Personnel doors as required by code.

AMENDMENT TO LEASE

THIS AMENDMENT TO LEASE (the "Amendment") made this _____ day of January, 1995 by and between SCI North Carolina Limited Partnership ("Landlord"), as successor in interest to Crow-Childress-Klein Limited Partnership successor in title to Crow-Childress-Klein, and Titan Building Products ("Tenant").

RECITALS:

A. WHEREAS, Landlord and Tenant entered into a lease dated December 19, 1979 and subsequently entered into a Lease Extension and Expansion Agreement dated April 14, 1989, a Lease Renewal Agreement dated July, 1993 and a Lease Renewal Agreement dated March 9, 1994, with respect to certain premises containing approximately 91,737 square feet in the Building (herein so called) known for street numbering purposes as 1407 Westinghouse Boulevard, Charlotte, North Carolina (the "premises"). The Lease as heretofore and hereafter modified being hereinafter referred to as the "Lease".

B. WHEREAS, Landlord and Tenant hereby desire to amend the Lease upon the terms and conditions hereinafter provided.

NOW,  THEREFORE,  in  consideration  of Ten Dollars  ($10.00) and other good and
valuable  consideration,   the  receipt  and  sufficiency  of  which  is  hereby
acknowledged, the parties hereby agree as follows:

1. As of February 15, 1995 the premises shall be expanded by approximately 23,273 square feet to a total of approximately 115,010 square feet. As of February 15, 1995 said 115,010 approximate square foot space shall constitute the "premises" as provided under paragraph 1 of the Lease. Rent will be readjusted if Tenant is not in possession of Premises at 2/15/95.

2. The expiration date of the Lease remains February 28, 2000, though as of February 1, 1995, Tenant's monthly base rent shall be increased to the following amounts:

        Months                                    Rate Per Month

2/15/95 to 7/31/95                                $25,474.52 per month
8/1/95 to  7/31/96                                $25,808.47 per month
8/1/96 to  7/31/97                                $26,142.23 per month
8/1/97 to  7/31/98                                $26,475.98 per month
8/1/98 to  2/28/2000                              $26,809.74 per month


3. (a) Landlord agrees to furnish or perform those items of construction and those improvements ("Landlord's Improvements") specified and shown on Exhibit "B" attached hereto and incorporated herein by reference. Landlord shall pay for the Landlord's Improvements, and in no event shall Landlord have any obligation to pay for any costs of changes, requested by Tenant, to the Landlord's Improvements.

(b) If Tenant shall desire any changes, Tenant shall so advise Landlord in writing and Landlord shall determine whether such changes can be made in a reasonable and feasible manner. Any and all costs of making any changes to Landlord's Improvements which Tenant may request and which Landlord may agree to shall be at Tenant's sole cost and expense and shall be paid to Landlord upon demand and before execution of the change order.

(c) Landlord shall proceed with and complete the construction of Landlord's Improvements. As soon as such improvements have been substantially completed, Landlord shall notify Tenant in writing that Landlord's Improvements are substantially completed.

Subject to applicable ordinances and building codes governing Tenant's right to occupy or perform in the premises, Tenant shall be allowed to install its machinery, equipment, fixtures, or other personal property on the premises during the final stages of completion of construction provided that Tenant does not thereby interfere with the completion of construction or cause any labor dispute as a result of such installations, and provided further that Tenant does hereby agree to assume all risk of loss or damage to such machinery, equipment, fixtures, and other personal property and to indemnify, defend, and hold Landlord harmless from any loss or damage to such property, and all liability, loss, or damage arising from any injury to the Building or the property of Landlord, its contractors, subcontractors, or materialmen, and any death or personal injury to any person or persons arising out of such installations. Delay in putting Tenant in possession of the premises shall not serve to extend the term of this Lease or to make Landlord liable for any damages arising therefrom.

4. Tenant shall not permit or cause any party to bring any Hazardous Material upon the premises or store or use any Hazardous Material in or about the premises without Landlord's prior written consent. Tenant, at its sole cost and expense, shall operate its business in the premises in compliance with all Environmental Requirements, and shall immediately remediate any Hazardous Materials released on or from the Building by Tenant, its agents, employees, contractors, subtenants or invitees. The term "Environmental Requirements" means all applicable present and future statutes, regulations, ordinances, rules, codes, judgments, orders or other similar enactments or any governmental authority or agency regulating or relating to health, safety, or environmental conditions on, under, or about the premises or the environment, including without limitation, the following: the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"); the Resource Conservation and Recovery Act; and all state and local counterparts thereto, and any regulations or policies promulgated or issued thereunder. The term "Hazardous Materials" means and includes petroleum (as defined in CERCLA) and any substance, material waste, pollutant, or contaminant listed or defined as hazardous or toxic, under any Environmental Requirements.

Tenant shall indemnify, defend, and hold Landlord harmless from and against any and all losses (including, without limitation, diminution in value of the premises or loss of rental income from the Building, claims, demands, actions, suits, damages (including, without limitation, punitive damages), expenses (including, without limitation, remediation, corrective action, or cleanup expenses), and costs (including, without limitation, actual attorneys' fees, consultant fees or expert fees) which are brought or recoverable against, or suffered or incurred by Landlord as a result of any breach of the obligations under this paragraph 4 by Tenant, its agents, employees, contractors, subtenants, or invitee, regardless of whether Tenant had knowledge of such noncompliance. The indemnification and hold harmless obligations of Tenant shall survive any termination of this Lease.

Landlord shall have access to, and a right to perform inspections and tests of, the premises as it may require to determine Tenant's compliance with Environmental Requirements and Tenant's obligations under this Paragraph 4. Access shall be granted to Landlord upon Landlord's prior notice to Tenant at such times so as to minimize, so far as may be reasonable under the circumstances, any disturbance to Tenant's operations.

5. Any liability of Landlord for a default by Landlord under the Lease, or a breach by Landlord of any of its obligations under the Lease, shall be limited solely to its interest in the Premises, and in no event shall pay personal liability be asserted against Landlord in connection with the Lease nor shall any recourse be had to any other property or assets of Landlord. Landlord's interest in the property shall be deemed to include (i) the rents or other income from the property received by Landlord after Tenant obtains a final judgment against Landlord (and Tenant shall have the right to offset the amount of any final judgment obtained by Tenant against Landlord as the result of a default by Landlord under the Lease against the next maturing installment or installments of rent payable under the Lease until the full amount of such final judgment and any interest thereon has been satisfied), (ii) the net proceeds received by Landlord from the sale or other disposition of all or any part of Landlord's right, title and interest in the property after Tenant obtains a final judgment against Landlord, (iii) the net proceeds received by Landlord from any condemnation or conveyance in lieu of condemnation of all or any portion of the property after Tenant obtains a final judgment against Landlord, and (iv) the net proceeds of insurance received by landlord from any casualty loss of all or any portion of the property after Tenant obtains a final judgment against Landlord.

Notwithstanding the foregoing, the Landlord (but not its mortgagees or any purchasers or grantee at a foreclosure a conveyance in lieu of a foreclosure mortgage covering the property) shall be liable to Tenant for any deficiency remaining after application of all or any portion of the proceeds described in
(i), (ii), (iii), (iv) above (as the case may be), to the settlement or judgment which tenant has obtained against Landlord, provided that such deficiency shall not exceed $2.5 million dollars less the sum of such proceeds. Any obligation or liability whatsoever of SCI North Carolina Limited Partnership, which may arise at any time under the Lease or this Agreement or any obligation or liability which may be incurred by it pursuant to any other instrument, transaction or undertaking contemplated hereby, shall not be personally binding upon, nor shall resort for the enforcement thereof be had to the property of, its trustees, directors, shareholders, officers, employees, or agents regardless of whether such obligation or liability is in the nature of contract, tort or otherwise. It is understood and agreed that modifications agreed upon shall be applicable as of this date and shall not be applicable to events or occurrences prior to the date hereof.

6. Landlord covenants and agrees to indemnify and save Tenant, its employees and agents harmless of and from any and all claims, costs, expenses and liabilities, including, without limitation, attorneys' fees, arising on account of or by reason of claims by third parties for injuries or death to persons or damages to property resulting from the negligence or willful misconduct of Landlord or its agents, employees, or contractors, to the extent not attributable to any negligence of Tenant, any assignee or subtenant of Tenant, or their respective employees, agents, or contractors.

7. Except as modified herein, the Lease, and all of the terms and conditions thereof not otherwise inconsistent herewith, shall remain in full force and effect.

LANDLORD:
SCI NORTH CAROLINA LIMITED PARTNERSHIP
By: /s/ John _____________
Name: John _______________
Title: Senior Vice President

TENANT:
TITAN BUILDING PRODUCTS
By: /s/ James L. Fishel
Name:  James L. Fishel
Title:  President

                                                                    Exhibit 10
                                 LEASE AGREEMENT

THIS LEASE AGREEMENT is made and entered into by and between F & S INVESTMENTS, L.L.C., a Tennessee limited liability company ("Landlord"), and MORGAN PRODUCTS LTD., a Delaware corporation ("Tenant");

                              W I T N E S S E T H:

                  1. Premises and Term. In consideration of the obligation of Tenant to pay rent herein provided, and in consideration of the other terms, provisions and covenants hereof, Landlord hereby demises and leases to Tenant, and Tenant hereby takes from Landlord certain premises consisting of the real property including the building located at the corner of Foster and Glenrose Avenues, in Nashville, Davidson County, Tennessee, as more particularly described on Exhibit A attached hereto and incorporated herein by reference, together with all rights, privileges, easements, appurtenances, and immunities belonging to or in any way pertaining to the premises (said real property, buildings and improvements being collectively referred to as the "Premises").

                  TO HAVE  AND TO HOLD the  same  for a term  commencing  on the
Commencement Date, as hereinafter defined, and ending one hundred eighty (180) months thereafter provided, however, that, in the event the Commencement Date is a date other than the first day of a calendar month, said term shall extend for said number of months in addition to the remainder of the calendar month following the Commencement Date. The Commencement Date shall be
August 30, 1996. Except for its rights under the Asset Purchase Agreement dated July 22, 1996 between certain of Landlord's affiliates, namely, Tennessee Building Products, Inc., its shareholders, and Titan Building Products, Inc., as Sellers, and Tenant, as Purchaser (the "Purchase Agreement"), Tenant acknowledges that it has inspected and accepts the Premises on an "as is, where is" basis, and specifically the buildings and improvements comprising the same, in their present condition as suitable for the purpose for which the Premises are leased. Except for Tenant's rights under the Purchase Agreement, taking of possession by Tenant shall be deemed conclusively to establish that said buildings and other improvements are in good and satisfactory condition as of when possession was taken. Tenant further acknowledges that no representations as to the repair of the Premises, including but not limited to the presence or absence or hazardous or toxic materials, nor prom ises to alter, remodel or improve the Premises have been made by Landlord, unless such are expressly set forth in this Lease. Nothing herein shall limit, supersede or alter any covenants, agreements, representations, warranties or indemnities set forth in the Purchase Agreement, nor any remedies for breach thereof. After the Commencement Date Tenant shall, upon demand, execute and deliver to Landlord a letter of acceptance of delivery of the Premises.

                  2. Base Rent. Tenant agrees to pay to Landlord rent for the Premises on a monthly basis in advance, without demand, deduction or setoff, except as expressly provided herein, for the entire term hereof at the rates set forth on Exhibit B, attached hereto and incorporated herein by reference. One monthly installment shall be due and payable on the Commencement Date and a like monthly installment shall be due and payable, without demand, on or before the first day of each calendar month following the Commencement Date, except that the rental payment for any fractional calendar month at the commencement or expiration of the Lease term shall be prorated. It is understood and agreed that the rent payable under this Lease shall be net to the Landlord, Tenant shall bear all expenses relating to the Premises, including but not limited to taxes, insurance maintenance and utilities, except as otherwise set forth herein.

                  3. Use.

                  (a) During the Lease term, the Premises shall be used for any lawful use, but as of the date hereof, Tenant intends to use the Premises for the purpose of receiving, assembling, manufacturing, storing, shipping and selling products, materials and merchandise made and/or distributed by Tenant, and for such other lawful purposes as may be incidental thereto. Tenant shall, at its own cost and expense, obtain any and all licenses and permits necessary for any such use. Tenant shall comply with all governmental laws, ordinances and regulations applicable to the use of the Premises, and shall promptly comply with all governmental orders and directives for the correction, prevention and abatement of nuisances in or upon, or in connection with the Premises, all at Tenant's sole expense. Tenant shall not permit any objectionable or unpleasant odors, smoke, dust, gas, noise or vibrations to emanate from the Premises, nor take any other action that would constitute a nuisance. Without Landlord's prior written consent, Tenant shall not receive, store or otherwise handle any product, material or merchandise that is explosive, highly inflammable, hazardous or toxic, other than the types of products, materials or merchandise
(i) received, stored or otherwise handled on the Premises prior to the execution of this Lease; (ii) nominal amounts used in the ordinary course of business; or
(iii) used in the normal course of manufacturing building products; provided uses (ii) and (iii) shall be in compliance with all applicable laws. Tenant will not permit the Premises to be used for any purpose or in any manner (including without limitation any method of storage) that would render the insurance thereon void or the insurance risk more hazardous or cause the State Board of Insurance or other insurance authority to disallow any sprinkler credits.

                  (b) Notwithstanding anything to the contrary herein, Tenant shall in no event be obligated to take any actions, including without limitation, any removal, containment or remedial actions or comply with any laws arising out of or resulting from the presence of hazardous substances in or on the Premises prior to or subsequent to the lease term, caused by Landlord or any prior tenant or occupant or resulting from the migration of hazardous substances onto or under the Premises from another property. Landlord shall indemnify and hold Tenant harmless from and against any and all costs, claims, expenses, damages, losses, liabilities and judgments arising out of the presence of hazardous substances located on or under the Premises prior to or subsequent to the commencement of this Lease; if (i) caused by Landlord, or any prior tenant, owner or occupant of the Premises, or (ii) resulting from the migration of hazardous substances onto or under the Premises from another property.

                  4. Taxes.

                           a. Tenant agrees to pay before they become delinquent
                  all taxes assessments, and governmental charges of any kind and nature whatsoever (hereinafter collectively referred to as the "Taxes") lawfully levied or assessed against the land described in Exhibit A and improvements located thereon and applicable to periods during the term hereof (pro-rated for partial tax years included within the term hereof). Tenant shall furnish to Landlord, not later than twenty (20) days before the date any Taxes become delinquent, official receipts of the appropriate taxing authority or other evidence satisfactory to Landlord evidencing payment thereof. If Tenant should fail to pay any Taxes, required to be paid by Tenant hereunder, in addition to any other remedies provided herein, Landlord may, if it so elects, pay such Taxes. Any sums so paid by Landlord shall be deemed to be so much additional rental owing by Tenant to Landlord and due and payable, on demand, by Landlord, together with interest thereon, at the lesser of two and one-half percent (2 1/2%) in excess the prime rate published from time to time in The Wall Street Journal, or the maximum rate permitted by law (the "Default Rate"), from date paid by Landlord to date of repayment by Tenant.

                           b. If, at any time during the term of this Lease, the
                  present method of taxation shall be changed so that in lieu of the whole or any part of any Taxes, levied, assessed or imposed on real estate and the improvements thereon, there shall be levied, assessed or imposed on Landlord a capital levy or other tax directly on the rents received therefrom and/or a franchise tax, assessment, levy or charge measured by or based, in whole or in part, upon such rents for the present or any future building or buildings on the Premises, then all such taxes, assessments, levies or charges, or the part thereof so measured or based, shall be deemed to be included within the term Taxes for the purposes hereof.

                           c. Tenant may, at its sole cost and  expense,  in its
                  own name and/or in the name of Landlord, dispute and contest any Taxes by appropriate proceedings diligently conducted in good faith, but only after Tenant has deposited with the taxing authority, as necessary, the amount so contested and unpaid. Landlord agrees to cooperate with Tenant in any such appeal. Tenant hereby indemnifies and agrees to hold harmless the Landlord from and against any cost, damage, or expense (including reasonable attorney's fees) in connection with any such proceedings brought by Tenant in its own name or the name of the Landlord.

                           d. Any payment to be made pursuant to this Section 4,
                  with respect to the real estate tax year in which this Lease commences or terminates shall be prorated.

                  5. Repairs and Maintenance.

                           a. Except for those items  specifically  allocated to
                  Landlord pursuant to subsection (b), below, and damage or disrepair attributable to the negligence or wilful misconduct of Landlord, Tenant shall, at its own cost and expense, keep and maintain all parts of the Premises in good condition, promptly making all necessary repairs and replacements, ordinary and extraordinary, foreseen or unforeseen, including but not limited to, windows, glass and plate glass, doors and any special office entry, walls and finish work, floor covering, downspouts, gutters, heating, and air conditioning systems, dock boards, truck doors, dock bumpers, paving, plumbing work and fixtures, termite and pest extermination, regular removal of trash and debris, regular mowing of any grass, trimming, weed removal and general landscape maintenance, including rail spur areas, keeping the parking areas, driveways, alleys and the whole of the Premises in a clean and sanitary condition. Tenant shall at its own cost and expense repaint exterior overhead doors, canopies, entries, handrails, gutters, and other exposed parts of the building that reasonably require periodic repainting to prevent deterioration and to maintain aesthetic standards.

                           b. Tenant shall be responsible for any necessary replacement during the term of any heating, air conditioning and ventilation systems serving the Premises; however, if such replacement first becomes necessary during the last two (2) years of the then current term of this Lease, which, during the last seven (7) years of the term hereof, shall be determined from the earlier to occur of the expiration date of the Lease or the effective date of Tenant's termination of the Lease as set forth in Section 26, provided Tenant is not then in default hereunder, Landlord shall reimburse Tenant at the expiration of this Lease for the unamortized cost of such replacement. For the purpose of such reimbursement, the cost of the replacement shall be amortized on a straight-line basis over ten (10) years.

                           c. Landlord shall be responsible  for maintaining the
                  roof, exterior walls, foundation and structural portions of the Premises; provided, however, if any extraordinary repairs are necessitated due to the acts or omissions of Tenant, Tenant shall reimburse Landlord for the cost thereof upon demand.

                  6. Alterations. Tenant shall not make any exterior or structural alterations, additions, or improvements to the Premises without the prior written consent of Landlord, which shall not be unreasonably withheld or delayed. Tenant may, without the consent of Landlord, but at its own cost and expense and in a good workmanlike manner make such other alterations, additions or improvements or erect, remove or alter such partitions, or erect such shelves, bins, machinery and trade fixtures as it may deem advisable, without altering the basic character of the building or improvements and without overloading or damaging such building or improvements, and in each case complying with all applicable governmental laws, ordinances, regulations and other requirements. All alterations, additions, improvements and partitions erected by Tenant shall be and remain the property of Tenant during the term of this Lease and Tenant shall unless Landlord otherwise elects as hereinafter provided, remove all alterations, additions, improvements and partitions erected by Tenant and restore the Premises to their original condition by the date of termination of this Lease; provided, however, that if Landlord so elects prior to termination of this Lease, such alterations, additions, improvements and partitions shall become the property of Landlord as of the date of termination of this Lease and shall be delivered up to the Landlord with the Premises. All shelves, bins, machinery and trade fixtures and equipment installed by Tenant may be removed by Tenant prior to the termination of this Lease if Tenant so elects, and shall be removed if required by Landlord; and upon any such removal Tenant shall restore the Premises to their original condition, ordinary wear and tear excepted. All such removals and restoration shall be accomplished in a good workmanlike manner so as not to damage the primary structure or structural qualities of the buildings and other improvements situated on the Premises. Any property not removed by Tenant within thirty (30) days of the expiration of this Lease shall be deemed abandoned.

                  7. Signs. Tenant shall have the right to install signs upon the Premises subject to any applicable governmental laws, ordinances, regulations and other requirements. Tenant shall remove all such signs within ten (10) days of the termination of this Lease. Such installations and removals shall be made in such manner as to avoid injury to or defacement of the building and other improvements, and Tenant shall repair any injury or defacement including without limitation discoloration, caused by such installation or removal.

                  8. Inspection. Upon reasonable prior notice, Landlord and Landlord's agents and representatives shall have the right to enter and inspect the Premises at any reasonable time during business hours, for the purpose of ascertaining the condition of the Premises or in order to make such repairs as may be required or permitted to be made by Landlord under the terms of this Lease. During the nine (9) month period prior to the end of the term hereof, Landlord and Landlord's agents and representatives shall have the right to enter the Premises at any reasonable time during business hours for the purpose of showing the Premises, and shall have the right to erect on the Premises a suitable sign indicating that the Premises are available. The parties shall arrange to meet for a joint inspection of the Premises at the time of vacating.

                  9. Utilities. Tenant shall be responsible for all water, gas, heat, light, power, telephone, sewer, sprinkler charges and other utilities and services used on or from the Premises, together with any taxes, penalties, maintenance charges, surcharges or the like pertaining thereto, and Tenant shall furnish all electric light bulbs and tubes. Landlord shall in no event be liable for any interruption or failure of utility services on the Premises not shall Tenant be entitled to an abatement of rent on account thereof; it being understood that Landlord shall have no obligation whatsoever to ensure that utilities are supplied to the Premises.

                  10. Assignment and Subletting. Tenant shall not have the right to assign this Lease or to sublet the whole or any part of the Premises without the prior written consent of Landlord, such consent not to be unreasonably withheld. Notwithstanding any permitted assignment or subletting, Tenant shall at all times remain directly, primarily and fully responsible and liable for the payment of the rent herein specified and for compliance with all of Tenant's other obligations under the terms, provisions and covenants of this Lease. Upon the occurrence of a Default, as hereinafter defined, if the Premises or any part thereof are then assigned or sublet, Landlord, in addition to any other remedies herein provided or provided by law, may at its option collect directly from such assignee or subtenant all rents becoming due to Tenant under such assignment or sublease and apply such rent against any sums due to Landlord from Tenant hereunder, and no such collection shall be construed to constitute a novation or a release of Tenant from the further performance of Tenant's obligations hereunder. Notwithstanding, the foregoing, Tenant shall have the right to assign this Lease to any entity that controls, is controlled by or is under common control with Tenant without the consent of Landlord, provided (a) Tenant submits to Landlord prior written notice of such assignment; and (b) Tenant shall not be released from any liability under this Lease on account of such assignment.

                  11.      Insurance.

                           a. Tenant shall procure and maintain  throughout  the
                  term of this Lease a policy or policies of insurance, at its sole cost and expense, covering the improvements on the Premises in an amount not less than eighty percent (80%) of the Replacement Cost thereof, on an all-risk basis with a "Building Ordinance and Law" endorsement.

                           b. Tenant shall procure and maintain  throughout  the
                  term of this Lease a policy or policies of insurance, at its sole cost and expense, insuring against all claims, demands, or actions arising out of or in connection with: (i) the Premises; (ii) the condition of the Premises; (iii) Tenant's operations in and maintenance and use of the Premises; and
                  (iv) Tenant's liability assumed under this Lease, the limits of such policy or policies to be in the amount of not less than $1,000,000 combined single limit per occurrence, plus a $1,000,000 umbrella in respect of injury to persons (including death) and in respect of property damage or destruction, including loss of use thereof.

                           c. All  insurance  to be carried by Tenant  hereunder
                  shall show Landlord as an additional insured and shall provide that all insurance proceeds thereunder shall be paid to Landlord and Tenant, as their interests may appear. All insurance required to be carried by Tenant hereunder shall be procured from responsible insurance companies licensed to do business in Tennessee with an A.M. Best rating of A IX or better. Landlord shall have the right to increase the amount of insurance required hereunder from time to time, in Landlord's reasonable discretion according to industry standards for the type of use to which the Premises are then being put. A certificate of insurance for such policies, together with receipt evidencing payment of premiums therefor, shall be delivered to Landlord prior to the Commencement Date. Not less than fifteen (15) days prior to the expiration date of any such policies, renewal certificates therefor (bearing notations evidencing the payment of renewal premiums) shall be delivered to Landlord. Such policies shall further provide that not less than thirty (30) days' written notice shall be given to Landlord before such policy may be canceled or changed to reduce insurance provided thereby. In the event Tenant does not carry the insurance required hereunder, in addition to any other remedies Landlord may have on account of such default, Landlord may, but shall not be obligated to, obtain the same on behalf of Tenant in which event Tenant shall reimburse Landlord for the cost thereof immediately upon demand.

                           d. Each of Landlord  and Tenant  hereby  releases the
                  other from any and all liability or responsibility to the other or any claiming through or under them by way of subrogation or otherwise for any loss or damage to property caused by fire or any other perils insured in policies of insurance covering such property, even if such loss or damage shall have been caused by the fault or negligence of the other party, or anyone for whom such party may be responsible, provided, however, that this release shall be applicable and in force and effect only with respect to loss or damage occurring during such times as the releasor's policies shall contain a clause or endorsement to the effect that any such release shall not adversely affect or impair said policies or prejudice the right of the releasor to recover thereunder and then only to the extent of the insurance proceeds payable under such policies. Each of Landlord and Tenant agrees that it will request its insurance carriers to include in its policies such a clause or endorsement. If extra cost shall be charged therefor, each party shall advise the other thereof and of the amount of the extra cost, and the other party, at its election, may pay the same, but shall not be obligated to do so.

                  12. Fire and Casualty Damage. If the Premises should be damaged or destroyed, Tenant shall, at its sole cost and expense proceed with reasonable diligence to rebuild and repair the Premises to substantially the condition in which they existed prior to such damage or destruction. The rent payable hereunder shall in no event abate by reason of any damage or destruction. To the extent Tenant is required to restore the Premises, and provided no Default or event that with the giving of notice or passage of time would become a Default has occurred, Landlord shall make the insurance proceeds paid to Landlord available for restoration of the Premises. Notwithstanding the foregoing, Tenant shall have the right to terminate this Lease in the event the Premises are damaged by more than forty percent (40%) of the replacement cost thereof, in which case all insurance proceeds payable on account of the casualty shall be paid to Landlord.

                  13. Liability and Indemnity.

                           a. Landlord shall not be liable to Tenant or Tenant's
                  employees, agents, patrons or visitors, or to any other person whomsoever, for any injury to any person or damage to property on or about the Premises, resulting from and/or caused in part or whole by Tenant, its agents, servants or employees, or of any other person entering upon the Premises, or caused by the buildings and improvements located on the Premises becoming out of repair, or caused by leakage of gas, oil, water or steam, or by electricity emanating from the Premises, except injury to persons or damage to property the cause of which was the negligence or willful misconduct of Landlord or Landlord's failure to perform its obligations hereunder. Tenant hereby covenants and agrees that it will at all times indemnify and hold safe and harmless Landlord (including without limitation the trustee and beneficiaries if Landlord is a trust), Landlord's agents and employees from any loss, liability, claims, suits, costs, expenses, including without limitation reasonable attorney's fees and court costs, both real and alleged, arising out of any such damage or injury or Tenant's failure to perform its obligations hereunder; except injury to persons or damage to property the cause of which is the negligence or willful misconduct of Landlord, and except for those environmental matters described in Section 3(b).

                           b. Landlord hereby  covenants and agrees that it will
                  at all times indemnify and hold safe and harmless Tenant (including without limitation the trustee and beneficiaries if Tenant is a trust), Tenant's agents and employees from any loss, liability, claims, suits, costs, expenses, including without limitation reasonable attorney's fees and court costs, both real and alleged, with respect to any injury to any person or damage to property the sole cause of which was the negligence or willful misconduct of the Landlord or Landlord's failure to perform its obligations hereunder.

                  14. Condemnation.

                           a. If the whole or more than fifty  percent  (50%) of
                  the Premises should be taken for any public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof, and the taking would prevent or materially interfere with the use of the Premises for the purpose for which they are then being used, this Lease shall terminate and the rent shall be abated during the unexpired portion of this Lease, effective when the physical taking of said Premises shall occur.

                           b. If part of the  Premises  shall be  taken  for any
                  public or quasi-public use under any governmental law, ordinance, or regulation, or by right of eminent domain, or by private purchase in lieu thereof, and this Lease is not terminated as provided in the subparagraph above, this Lease shall not terminate, but the minimum rent payable hereunder during the unexpired portion of the Lease shall be reduced on an equitable basis.

                           c.  In  the  event  of any  such  taking  or  private
                  purchase in lieu thereof, Landlord shall be entitled to receive and retain the entire award allocable to this leasehold interest in any condemnation proceeding.

                  15. Holding Over. Tenant will, at the termination of this Lease by lapse of time or otherwise, yield up immediate possession to Landlord. In the event of any holding over by Tenant or any of its successors in interest after the expiration or termination of this Lease, unless the parties hereto otherwise agree in writing, the hold over tenancy shall be subject to termination by Landlord at any time upon not less than thirty (30) days advance written notice, or by Tenant at any time upon not less than thirty (30) days advance written notice, and all of the other terms and provisions of this Lease shall be applicable during that period, except that Tenant shall pay Landlord from time to time upon demand, as rental for the period of any hold over, an amount equal to one hundred fifty percent (150%) of the rent in effect on the termination date, computed on a daily basis for each day of the holdover period. No holding over by Tenant, whether with or without consent of Landlord, shall operate to extend this Lease except as otherwise expressly provided.

                  16. Events of Default. The following events shall be deemed to be a "Default" under this Lease:

                           a. Tenant  shall fail to pay any  installment  of the
                  rent hereby reserved when due, or any payment with respect to Taxes hereunder when due, or any other payment or reimbursement to Landlord required herein when due, and such failure shall continue for a period of ten (10) days from written notice that such payment was past due; provided however, Landlord shall not be obligated to provide Tenant notice and opportunity to cure past due payments more than two
                  (2) times in any twelve (12) month period.

                           b. Tenant shall be  adjudicated  insolvent,  or shall
                  make a transfer in fraud of creditors, or shall make a general assignment for the benefit of creditors.

                           c. Tenant shall file a petition  under any chapter of
                  the United States Bankruptcy Code, as amended, or under any similar law or statute of the United States or any State thereof; or Tenant shall be adjudged bankrupt or insolvent in proceedings filed against Tenant thereunder.

                           d. A receiver or trustee  shall be appointed  for all
                  or substantially all of the assets of Tenant.

                           e. Tenant  shall  desert or abandon  any  substantial
                  portion of the Premises, it being understood that merely vacating the Premises shall not constitute a Default hereunder.

                           f. Tenant   shall  fail  to  comply  with  any  term,
                  provision, or covenant of this Lease (other than the foregoing in subsections (a) through (e)), and shall not cure such failure within thirty (30) days after written notice thereof to Tenant, or such additional time as is reasonably necessary to effect cure provided Tenant commences cure within such thirty (30) day period and diligently pursues the same to completion.

                           (g) Landlord shall have obtained a final, non-appealable judgment against Tenant for a monetary default under the terms of either of those certain leases of even date herewith between Landlord and Tenant respecting certain premises located on Polymer Drive, in Chattanooga, Hamilton County, Tennessee, and at 651 Thompson Lane, Nashville, Davidson County, Tennessee, respectively.

                  17. Remedies. Upon the occurrence of any Default, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever:

                           a. Terminate this Lease,  in which event Tenant shall
                  immediately surrender the Premises to Landlord, and if Tenant fails so to do, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying such Premises or any part thereof, and Tenant agrees to pay to Landlord on demand the amount of any loss and damage which Landlord may suffer by reason of such termination, whether through inability to relet the Premises on satisfactory terms or otherwise.

                           b. Enter  upon and take  possession  of the  Premises
                  without terminating this Lease and expel or remove Tenant and any other person who may be occupying such Premises or any part thereof, and relet the Premises and receive the rent therefor; and Tenant agrees to pay to the Landlord on demand any deficiency that may arise by reason of such reletting. In the event Landlord is successful in reletting the Premises at a rental in excess of that agreed to be paid by Tenant pursuant to the terms of this Agreement, Landlord and Tenant each mutually agree that Tenant shall not be entitled, under any circumstances, to receive such excess rental, and Tenant does hereby specifically waive any claim to receive such excess rental; however, such excess rental shall be applied to reduce the obligations of Tenant under this Lease.

                           c. Enter upon the  Premises,  by force if  necessary,
                  without being liable for prosecution or any claim for damages therefor, and do whatever Tenant is obligated to do under the terms of this Lease; and Tenant agrees to reimburse Landlord, on demand, for any reasonable expenses that Landlord may incur in thus effecting compliance with Tenant's obligations under this Lease. Landlord and Tenant agree that the prevailing party in any action relating to this Lease shall be entitled to collect its reasonable attorneys fees and costs from the other party.

                           d. In the event Tenant  fails to pay any  installment
                  of rent or other sum within five (5) days of when such installment is due, to help defray the additional cost to Landlord for processing such late payments Tenant shall pay to Landlord on demand a late charge in an amount equal to five percent (5%) of such installment; and the failure to pay such late charge within ten (10) days after demand therefor shall be a Default. The provision for such late charge shall be in addition to all of Landlord's other rights and remedies hereunder or at law and shall not be construed as liquidated damages or as limiting Landlord's remedies in any manner.

                  Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damages accruing to Landlord by reason of the violation of any of the terms, provi sions and covenants herein contained. No act or thing done by the Landlord or its agents during the term hereby granted shall be deemed a termination of this Lease or an acceptance of the surrender of the Premises, and no agreement to terminate this Lease or to accept a surrender of said Premises shall be valid unless in writing signed by Landlord. No waiver by Landlord or any violation or breach of any of the terms, provisions and covenants herein contained shall be deemed or construed to constitute a waiver of any other violation or breach of any of the terms, provisions and covenants herein contained shall be deemed or construed to constitute a waiver of any other violation or breach of any of the terms, provisions and covenants herein contained. Landlord's acceptance of the payment of rent or other payments hereunder after the occurrence of a Default shall not be construed as a waiver of such Default, unless Landlord so notifies Tenant in writing. Forbearance by Landlord to enforce one or more of the remedies herein provided upon a Default shall not be deemed or construed to constitute a waiver of such Default or of Landlord's right to enforce any such remedies with respect to such Default or any subsequent Default. If, on account of any Default by Tenant, it shall become necessary or appropriate for Landlord to employ or consult with an attorney concerning or to enforce or defend any of Landlord's rights or remedies hereunder, Tenant agrees to pay any reasonable attorney's fees so incurred. Notwithstanding anything herein to the contrary, Landlord shall use reasonable efforts to mitigate its damages in the event of a default by Tenant.

                  18. Landlord Waiver. Upon execution hereof and from time to time thereafter, as Tenant shall reasonably request, Landlord hereby agrees to execute and deliver to Tenant a Landlord Waiver in substantially the form of that attached hereto as Exhibit C.

                  19. Quiet Enjoyment. In consideration of the covenants and agreements herein contained, Landlord warrants that Tenant shall have quiet and peaceful possession of the Premises during the term of this Lease, subject to the terms hereof.

                  20. Mortgages. Tenant accepts this Lease subject and subordinate to any mortgage(s) and/or deed(s) of trust now or at any time hereafter constituting a lien or charge upon the Premises or the improvements situated thereon; provided, however, that if the mortgagee, trustee, or holder of any such mortgage or deed of trust elects to have Tenant's interest in this Lease superior to any such instrument, then by notice to Tenant from such mortgagee, trustee or holder, this Lease shall be deemed superior to such lien, whether this Lease was executed before or after said mortgage or deed of trust. Tenant shall at any time hereafter, on demand, execute any instruments, releases or other documents which may be required by any mortgagee for the purpose of subjecting and subordinating this Lease to the lien of any such mortgage and provided further that so long as Tenant is not in default of its obligations hereunder beyond applicable notice and cure periods, Tenant's occupancy of the Premises and its interest hereunder shall not be disturbed. The foregoing agreement by Tenant to subordinate shall be conditioned upon such mortgagee, trustee or holder agreeing not to disturb Tenant's quiet possession of the

Premises as long as Tenant is not in Default. Landlord shall use its best efforts to deliver to Tenant non-disturbance agreements from the holders of any deeds of trust on the Premises.

                  21. Mechanic's Liens. Tenant shall have no authority, express or implied, to create or place any lien or encumbrance, of any kind or nature whatsoever upon, or in any manner to bind, the interest of Landlord in the Premises or to charge the rentals payable hereunder for any claim in favor of any person dealing with Tenant, including those who may furnish materials or perform labor for any construction or repairs, and each such claim shall affect and each such lien shall attach to, if at all, only the leasehold interest granted to Tenant by this instrument. Tenant covenants and agrees that it will pay or cause to be paid all sums due and payable by it on account of any labor performed or materials furnished in connection with any work performed on the Premises on which any lien is or can be validly and legally asserted against its leasehold interest in the Premises or the improvements thereon and that it will save and hold Landlord harmless from any and all loss, cost or expense based on or arising out of claims or liens asserted by any party claiming by, through or under Tenant against the leasehold estate or against the right, title and interest of the Landlord in the Premises or under the terms of this Lease.

                  22. Notices. Each provision of this instrument with reference to the sending, mailing or delivery of any notice or the making of any payment shall be deemed to be complied with when and if the following steps are taken:

                           a. All rent and other payments required to be made by
                  Tenant to Landlord hereunder shall be payable to Landlord at the address hereinbelow set forth or at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith. Tenant's obligation to pay rent and any other amounts to Landlord under the terms of this Lease shall not be deemed satisfied until such rent and other amounts have been actually received by Landlord.

                           b. Any notice, request,  instrument or other document
                  to be  given  hereunder  shall  be in  writing  and  shall  be delivered (1) on the date of delivery when delivered personally, (ii) one day after dispatch when sent by a reputable overnight delivery, service maintaining records or receipt; (iii) three (3) days after dispatch when sent by certified or registered mail, return receipt requested, postage prepaid:

                  If to the Tenant:

                           Morgan Products Ltd.
                           469 McLaws Circle
                           Williamsburg, Virginia 23185
                           Attention: Chief Financial Officer
                           Telecopy: 804-564-1714
                  with a copy to:

                           Edward B. Mueller
                           Nisen & Elliott
                           200 W. Adams, Suite 2500
                           Chicago, Illinois 60606
                           Telecopy: 312-346-9316

                  If to the Landlord:

                           F & S Investments, L.L.C.
                           5420 East Calley Ct.
                           Nashville, TN 37205
                           Attn:
                           Telecopy:

                  with a copy to:

                           Boult, Cummings, Conners & Berry, PLC
                           414 Union Street, Suite 1600
                           P.O. Box 198062
                           Nashville, TN 37219
                           Attention:  Davis H. Carr, Esq.
                           Telecopy: 615-252-2380

                  23.      Miscellaneous.
                           --------------

                           a. Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires.

                           b. The terms,  provisions,  covenants and  conditions
                  contained in this Lease shall apply to, inure to the benefit of, and be binding upon, the parties hereto and upon their respective heirs, legal representatives, successors and permitted assigns except as otherwise herein expressly provided. Each party agrees to furnish the other, promptly upon demand, a corporate resolution, proof of due authorization by partners, or other appropriate documentation evidencing the due authorization of such party to enter into this Lease.

                           c. The captions inserted in this Lease are for convenience only and in no way define, limit or otherwise describe the scope or intent of this Lease, or any provision hereof, or in any way affect the interpretation of this Lease.

                           d. Tenant  agrees  from time to time  within ten (10)
                  business days after request of Landlord, to deliver to Landlord, or Landlord's designee, an estoppel certificate stating, if true, that Lease is in full force and effect, the date to which rent has been paid, the unexpired term of this Lease and such other matters pertaining to this Lease as may be reasonably requested by Landlord. It is understood and agreed that Tenant's obligation to furnish such estoppel certificates in a timely fashion is a material inducement for Landlord's execution of this Lease.

                           e. This Lease may not be altered,  charged or amended
                  except by an instrument in writing signed by both parties hereto.

                           f. All  obligations  of  Tenant  hereunder  not fully
                  performed as of the expiration or earlier termination of the term of this Lease shall survive the expiration or earlier termination of the term hereof, including without limitation all payment obligations with respect to Taxes and all obligations concerning the condition of the Premises. Upon the expiration or earlier termination of the term hereof, and prior to Tenant vacating the Premises, Tenant shall pay to Landlord any amount reasonably estimated by Landlord as necessary to put the Premises, including without limitation all heating and air conditioning systems and equipment therein, in good condition and repair (reasonable wear and tear excepted, and subject to the provisions of Section 12). Tenant shall also, prior to vacating the Premises, pay to Landlord the amount, as estimated by Landlord, of Tenant's obligation hereunder for Taxes for the year in which this Lease expires or terminates. All such amounts shall be used and held by Landlord for payment of such obligations of Tenant hereunder, with Tenant being liable for any additional costs therefor upon demand by Landlord, or with any excess to be promptly returned to Tenant after all such obligations have been determined and satisfied, as the case may be.

                           g. If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws effective during the term of this Lease, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby, and it is also the intention of the parties of this Lease that in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there be added as a part of this Lease contract a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provisions as may be possible and be legal, valid and enforceable.

                           h. All  references in this Lease to "the date hereof"
                  or similar references shall be deemed to refer to the last date, in point of time, on which all parties hereto have executed this Lease.

                  24. Brokerage; Mutual Indemnities.

                           a. Tenant  warrants  that it has had no dealings with
                  any broker or agent in connection with the negotiation or execution of this Lease. Tenant shall indemnify, defend and hold Landlord harmless against all costs, expenses, reasonable attorneys' fees or other liability for commissions or other compensation or charges claimed by any broker or agent claiming by, through or under Tenant with respect to this Lease or any renewal or extension of this Lease.

                           b. Landlord warrants that it has had no dealings with
                  any broker or agent in connection with the negotiation or execution of this Lease. Landlord shall indemnify, defend and hold Tenant harmless against all costs, expenses, reasonable attorneys' fees or other liability for commissions or other compensation or charges claimed by any broker or agent claiming by, through or under Landlord with respect to this Lease or any renewal or extension of this Lease.

                  25. Time is of the Essence. Time is of the essence in the performance of each and every obligation set forth in this Lease.

                  26. Notice of Landlord's Default. If any act or omission by Landlord occurs that would give Tenant the right to damages from Landlord or the right to terminate the Lease due to constructive or actual eviction from all or part of the Premises or otherwise, Tenant may not sue for damages or exercise any right to terminate this Lease until (a) it gives notice of the act or omission to Landlord; and (b) a reasonable period of time for remedying the act or omission elapses following the giving of notice, during which time Landlord, its agents, employees and contractors are entitled to enter the Premises and cure the act or omission. During the period after the giving of the notice and during the curing of the act or omission, the rent payable by Tenant shall abate only to the extent the Premises is rendered untenantable on account of such act or omission by Landlord. In the event Landlord fails to cure any such breach within the period set forth herein, Tenant shall also have the right, but not the obligation, to cure such breach, and Landlord shall reimburse Tenant for the reasonable cost thereof. If Landlord fails to reimburse Tenant for the cost thereof, and if Tenant obtains a final, non-appealable judgment against Landlord therefor, Tenant may offset such costs, together with interest at the Default Rate from the date originally due, against the rent and other sums due Landlord under this Lease.

                  27. Memorandum of Lease. Upon Tenant's request, Landlord shall execute a Memorandum of Lease in recordable form. Tenant shall be responsible for all recording charges.

                  28. Termination Right. Provided Tenant is not then in default of any of its obligations under this Lease, if Tenant permanently closes the business operated on the Premises or relocates the same more than one hundred
(100) miles away from the Premises, Tenant shall have the right to terminate this Lease effective at any time after the tenth (10th) lease year. Notice of the exercise of such termination option must be delivered to Landlord at least one (1) year prior to the proposed effective date of termination.

          EXECUTED BY LANDLORD, this 30th day of August, 1996.


                                    LANDLORD:
                                    ---------


Attest/Witness:                       F & S INVESTMENTS, L.L.C.
- --------------
/s/ Davis Carr
- --------------------------            By:/s/James L. Fishel
                                        ------------------------------
                                         Name:  James L. Fishel
                                              -------------------------
                                         Title: Manager
                                               ------------------------
Title: Attorney
      --------------------



             EXECUTED BY TENANT, this 30th day of August, 1996.

                                     TENANT:
                                     -------


Attest/Witness:                       MORGAN PRODUCTS LTD.
- --------------
/s/Victoria L. Miller
- --------------------------            By:/s/Douglas H. MacMillan
                                        ------------------------------
Attorney                                Name:  Douglas H. MacMillan
- -------------------------                    --------------------------
Title                                   Title: Vice President
                                               -------------------------

                                    EXHIBIT A

         Legal Description of Nashville Warehouse - Foster and Glenrose

PARCEL ONE - Map 119-1, pars. 12 & 13

Being lot Nos. 10 and 11, of Section A, on the Plat showing subdivision of part of the land belonging to John Thoni, deceased, as the same appears of record in Book 547, page 198, Register's Office for Davidson County, Tennessee.

Said lot No. 10 fronts 60 feet on the northerly side of Glenrose Avenue and runs back 233.5 feet on the east line and 242 feet on the west line to the southerly line of lot No. 12 on said plan and shows 60.6 feet on said lot line.

Said lot No. ll fronts 87.25 feet on the northerly side of Glenrose Avenue and runs back 242 feet on the east line and 254.5 feet on the west line with the easterly margin of Dayton Avenue to the southerly line of lot No. 12 on said plan and shows 37 1/4 feet on said lot line.


PARCEL TWO -- Map 119-1, par.16

Being the west 10 feet of lot No. 6, the east 10 feet of lot No. 8, and all of lot No. 7 of Section "A" on the plat showing Subdivision of part of the land belonging to John Thoni, deceased, of record in Book 547, page 198, Register's Office for said County.

Said lot and part of lots adjoin and front together 80 feet on the northerly side of Glenrose Avenue and run back 208 feet, mere or less on the easterly line and 216.5 feet, more or less, on the westerly line to a dead line in the rear measuring 80.6 feet thereon.


PARCEL THREE - Map 119-1, pars. 21 & 22; Map 106-13, par. 216

Tract 1
Land in Davidson County, Tennessee, being Lots Nos. 1 to 10 inclusive, the southerly parts of Lots Nos. 11 to 16 inclusive of Block 12, the northerly 7 feet of Lot No. 1, and all of Lot No. 2 of Block 13 and that part of Leafland Avenue, now abandoned, adjacent to and south of Lots Nos. 11 to 16 inclusive on the map showing subdivision of Blocks Nos. 12 and 13 in Section "A" and certain property in Section "B", on the Plan of the John Thoni Lands, as of record in Book 974, page 17, Register's Office for said County, described according to a survey made by Parrish Engineers, Inc., August 11, 1966 as follows:

Beginning on the westerly margin of Foster Avenue at a point 150 feet north of the northerly margin of Glenrose Avenue, the northeast corner of the property conveyed to W. E. Gentry and wife, by deed from E. M. Patterson, Jr., and wife, of record in Book 1472, page 270, said Register's Office; thence with the northerly line of said Gentry property north 88 degrees 37' west 111.70 feet; thence north 3 degrees 15' east 7 feet; thence north 80 degrees 48' west 645.97 feet to the easterly margin of Dayton Avenue; thence with said Avenue north 13 degrees 58' east 512.55 feet to the southerly margin of the L & N R.R. right-of-way; thence with said right-of-way on a curve with a radius of 1135.7 feet southeastwardly 479.69 feet and continuing with said right-of-way south 57 degrees 47' east 232.4 feet to the westerly margin of Foster Avenue; thence with said Avenue south 3 degrees 18' west 54.65 feet to the northeast corner of the Thoni property; thence with the line of the Thoni property north 87 degrees 07' west 110.5 feet, south 3 degrees 51' west 143.25 feet and south 86 degrees 34' east 111.8 feet to the westerly margin of Foster Avenue; thence with said Avenue, south 3 degrees 15' west 124 feet to the beginning, containing 7.03 acres, more or less.

Tract 2
A tract of land in the 6th, formerly the 9th, Civil District of Davidson County, Tennessee, being an unnumbered lot on the plan showing Lot No. 8 and subdivision of lots Nos. 12 and 13 in Section "A" and subdivision of a 1.73 acre tract in Section "B" on the plan of the John Thoni Lands, recorded in Book 547, page 198, Register's Office for said County, as of record in Book 974, page 17, Register's Office for said County, described as follows:

Beginning at the southwest corner of Leafland Avenue and Foster Avenue; thence westwardly with the southerly margin of said Leafland Avenue 110.5 feet to the northeast corner of lot No. 10 on said plan; thence southwardly, with the eastern boundary line of said lot No. 10, 143.25 feet to the northwest corner of Lot No. 2 on said plan; thence eastwardly, with the northern boundary line of said lot No. 2, 111.7 feet to a point in the westerly margin of said Foster Avenue, being the northeast corner of said Lot No. 2; thence northwardly with the westerly margin of said Foster Avenue, 144.25 feet to the beginning.

Tract 3
Being Lot No. 1, Section A, on the Plan showing the Subdivision of part of the land belonging to John Thoni, deceased, as of record in Book 547, page 198, Register's Office for said County.

Said Lot fronts 60 feet on the northerly side of Glenrose Avenue and runs back on the east line, with the west line of Lot No. 13 on said Plan, 157 feet and on the west line 165.5 feet, to the southerly line of Lot No. 12 on said plan, measuring 60.6 feet thereon.

Tract 4
Being Lot No. 2, Section A, on the Plan showing subdivision of part of the land belonging to John Thoni, deceased, as the same appears of record in Book 547, page 198, Register's Office for said County.

Said Lot No. 2 fronts 60 feet on the northerly side of Glenrose Avenue, and runs back 165.5 feet on the East line and 174 feet on the west line, to the southerly line of Lot No. 12 on said plan, and shows 60.6 feet on said line.


PARCEL FOUR - Map 119-1, pars. 14 & 15

Tract 1
Being Lot No. 8 of Section "A" on the map showing the subdivision of the John Thoni Home Place, of record in Book 547, Page 198, Register's Office for said County.

Said Lot No. 8 fronts 60 feet on the northerly side of Glenrose Avenue and runs back between lines, 225 feet on the westerly line and 216.5 feet on the easterly line to a dead line in the rear on which it measures 60.6 feet.

INCLUDED but EXCLUDED from the original property description is a part of Lot 8 Section A on the map showing the subdivision of John Thoni Home Place Plat 547, page 198, said Register's Office, conveyed to C. P. Wavrin and wife, Betha Wavrin by deed from Nancy B. Ray and husband, E. H. Ray of record in Book 1290, page 162, Register's Office for Davidson County, Tennessee, and described as follows to wit:

A certain tract or parcel of land in Davidson County, State of Tennessee, described as follows, to wit:

Being the easterly 10 feet of Lot No. 8 of Section "A" on the map showing the subdivision of The John Thoni's Home Place, as of record in Book 547, Page 198, Register's Office for said county.

Said part of Lot No. 8 fronts 10 feet on the northerly side of Glenrose Avenue and runs back between lines 216.5 feet on the easterly line and 216.5 feet more or less, on the westerly line to a dead line on which it measures 10 feet.

Tract 2
A tract of land lying in Davidson County, State of Tennessee, and described as follows:

Being Lot No. 9 of Section "A" on the Plat showing subdivision of part of the land belonging to John Thoni, Deceased, as the same appears of record in Book 547, Page 198, R.O.D.C. Tennessee. Said Lot No. 9 fronts 60 feet on the northerly side of Glenrose Avenue and runs back 225 feet on the east line and
233.5 feet on the west line to the southerly  line  of  Lot 12 on said plan.

                                    EXHIBIT B

                                  Rent Schedule

                  Initial Base Rent:

                  Four Hundred Twenty-seven Thousand Ninety-eight and No/100 Dollars ($427,098.00), payable in monthly installments of Thirty-five Thousand Five Hundred Ninety-one and 50/100 Dollars ($35,591.50).

                  After Year 1, the Base Rent shall be calculated as follows:

                  Base Rent shall be adjusted by multiplying the Base Rent for the immediately preceding year by eighty percent (80%) of the percentage increase or decrease in the "All Items" Consumer Price Index for Urban Consumers 1982-84 = 100, compiled by the United States Department of Labor, Bureau of Labor Statistics (the "CPI"). The Base Rent for Year 2 shall be calculated by dividing the CPI for June, 1997 by the CPI for June, 1996. Additional adjustments in Base Rent shall continue to be made for each year thereafter based on the CPI for the June immediately preceding the last adjustment and the CPI for the June immediately preceding the lease year in question.

                  In no event shall the Base Rent as adjusted ever be less than the Base Rent for the preceding year. Further, in no event shall the Base Rent increase by more than five percent (5%) in any year over the immediately preceding year.

                                    EXHIBIT C

                                 LANDLORD WAIVER

TO:_________________________, a ___________________________ with an office at
_______________________________________ ("Lender").

                  Morgan Products Ltd. A Delaware corporation ("Borrower") is the lessee under a lease (the "Lease") by and between Borrower and the
undersigned         covering        the        premises        located        at
_________________________________________________,  more fully  described in the lease attached hereto as Exhibit A (the "Premises").

                  Borrower intends to enter certain financing arrangements with Lender, and as a condition to such financing arrangements, Lender has required, among other things, a lien on all of Borrower's inventory ("Collateral") located on the Premises.

                  The undersigned agrees that:

                  a. it will not assert against the Collateral any statutory or possessory liens, including, without limitation, any rights of levy or distraint for rent, all of which it hereby waives;

                  b. none of the Borrower's Collateral located on the Premises shall be deemed to be fixtures; and

                  c. if Borrower defaults on its obligations to Lender, and, as a result, Lender looks to the Collateral, the undersigned will not hinder Lender's actions in assembling all of the Collateral located on the Premises, will permit Lender to remove said Collateral from the Premises without charge and will not hinder Lender's actions in enforcing its lien against the Collateral.

                  The agreement of the undersigned set forth herein shall be contingent upon the following:

                  (a) the Collateral shall be located on the Premises at the risk of Borrower and/or Lender, as their interests may appear, it being understood that the undersigned shall not be liable for any damage thereto, unless occasioned solely by the gross negligence or willful misconduct of the undersigned; and

                  (b) if Borrower is in default under the Lease, Lender agrees to remove the Collateral from the Premises within thirty (30) days of demand by the undersigned, and if the Collateral is not removed within said period, the same shall be deemed abandoned.

                  The undersigned hereby acknowledges that, as of the date of this agreement, to the actual knowledge of the undersigned, Borrower is not in default in any respect under its Lease obligations to the undersigned.

                  Any notices(s) required or desired to be given hereunder shall be directed to the party to be notified at the address stated herein.

                  The agreements contained herein shall continue in full force and effect until all of Borrower's obligations to Lender are paid and satisfied in full and all financing arrangements between Lender and Borrower have been terminated.

                  The agreements contained herein may not be modified or terminated orally and shall be binding upon the successors, assigns and personal representatives of the undersigned, upon any successor, owner or transferee of the Premises and upon any purchaser, including any mortgagee from the undersigned.

                        Executed and delivered this ___ day of ______, 19__, at
- ------------------------


                                       F & S INVESTMENTS, L.L.C.


                                       By:-------------------------------
                                          Name:--------------------------
                                          Title:-------------------------


                                       ----------------------------------

                                       -----------------------------------
                                       Address

                                                                      Exhibit 11
                                 LEASE AGREEMENT

THIS LEASE AGREEMENT is made and entered into by and between F & S INVESTMENTS, L.L.C., a Tennessee limited liability company ("Landlord"), and MORGAN PRODUCTS LTD., a Delaware corporation ("Tenant");

                              W I T N E S S E T H:

                  1. Premises and Term. In consideration of the obligation of Tenant to pay rent herein provided, and in consideration of the other terms, provisions and covenants hereof, Landlord hereby demises and leases to Tenant, and Tenant hereby takes from Landlord certain premises consisting of Tennessee
Glass: the real property including the building located at 651 Thompson Lane, Nashville, Davidson County, Tennessee, as more particularly described on Exhibit A attached hereto and incorporated herein by reference, together with all rights, privileges, easements, appurtenances, and immunities belonging to or in any way pertaining to the premises (said real property, buildings and improvements being collectively referred to as the "Premises").

                  TO HAVE AND TO HOLD the same for a term commencing on the Commencement Date, as hereinafter defined, and ending forty-eight (48) months thereafter provided, however, that, in the event the Commencement Date is a date other than the first day of a calendar month, said term shall extend for said number of months in addition to the remainder of the calendar month following the Commencement Date. The Commencement Date shall be August 20, 1996. Except for its rights under the Asset Purchase Agreement dated July 22, 1996 between certain of Landlord's affiliates, namely, Tennessee Building Products, Inc., its shareholders, and Titan Building Products, Inc., as Sellers, and Tenant, as Purchaser (the "Purchase Agreement"), Tenant acknowledges that it has inspected and accepts the Premises on an "as is, where is" basis, and specifically the buildings and improvements comprising the same, in their present condition as suitable for the purpose for which the Premises are leased. Except for Tenant's rights under the Purchase Agreement, taking of possession by Tenant shall be deemed conclusively to establish that said buildings and other improvements are in good and satisfactory condition as of when possession was taken. Tenant further acknowledges that no representations as to the repair of the Premises, including but not limited to the presence or absence or hazardous or toxic materials, nor promises to alter, remodel or improve the Premises have been made by Landlord, unless such are expressly set forth in this Lease. Nothing herein shall limit, supersede or alter any covenants, agreements, representations, warranties or indemnities set forth in the Purchase Agreement, nor any remedies for breach thereof. After the Commencement Date Tenant shall, upon demand, execute and deliver to Landlord a letter of acceptance of delivery of the Premises.

                  2. Base Rent. Tenant agrees to pay to Landlord rent for the Premises on a monthly basis in advance, without demand, deduction or setoff, except as expressly provided herein, for the entire term hereof at the rates set forth on Exhibit B, attached hereto and incorporated herein by reference. One monthly installment shall be due and payable on the Commencement Date and a like monthly installment shall be due and payable, without demand, on or before the first day of each calendar month following the Commencement Date, except that the rental payment for any fractional calendar month at the commencement or expiration of the Lease term shall be prorated. It is understood and agreed that the rent payable under this Lease shall be net to the Landlord, Tenant shall bear all expenses relating to the Premises, including but not limited to taxes, insurance maintenance and utilities, except as otherwise set forth herein.

                  3.  Use.

                  (a) During the Lease term, the Premises shall be used for any lawful use, but as of the date hereof, Tenant intends to use the Premises for the purpose of receiving, assembling, manufacturing, storing, shipping and selling products, materials and merchandise made and/or distributed by Tenant, and for such other lawful purposes as may be incidental thereto. Tenant shall, at its own cost and expense, obtain any and all licenses and permits necessary for any such use. Tenant shall comply with all governmental laws, ordinances and regulations applicable to the use of the Premises, and shall promptly comply with all governmental orders and directives for the correction, prevention and abatement of nuisances in or upon, or in connection with the Premises, all at Tenant's sole expense. Tenant shall not permit any objectionable or unpleasant odors, smoke, dust, gas, noise or vibrations to emanate from the Premises, nor take any other action that would constitute a nuisance. Without Landlord's prior written consent, Tenant shall not receive, store or otherwise handle any product, material or merchandise that is explosive, highly inflammable, hazardous or toxic, other than the types of products, materials or merchandise
(i) received, stored or otherwise handled on the Premises prior to the execution of this Lease; (ii) nominal amounts used in the ordinary course of business; or
(iii) used in the normal course of manufacturing building products; provided uses (ii) and (iii) shall be in compliance with all applicable laws. Tenant will not permit the Premises to be used for any purpose or in any manner (including without limitation any method of storage) that would render the insurance thereon void or the insurance risk more hazardous or cause the State Board of Insurance or other insurance authority to disallow any sprinkler credits.

                  (b) Notwithstanding anything to the contrary herein, Tenant shall in no event be obligated to take any actions, including without limitation, any removal, containment or remedial actions or comply with any laws arising out of or resulting from the presence of hazardous substances in or on the Premises prior to or subsequent to the lease term, caused by Landlord or any prior tenant or occupant or resulting from the migration of hazardous substances onto or under the Premises from another property. Landlord shall indemnify and hold Tenant harmless from and against any and all costs, claims, expenses, damages, losses, liabilities and judgments arising out of the presence of hazardous substances located on or under the Premises prior to or subsequent to the commencement of this Lease; if (i) caused by Landlord, or any prior tenant, owner or occupant of the Premises, or (ii) resulting from the migration of hazardous substances onto or under the Premises from another property.

                  4.  Taxes.

                           a. Tenant agrees to pay before they become delinquent
                  all taxes assessments, and governmental charges of any kind and nature whatsoever (hereinafter collectively referred to as the "Taxes") lawfully levied or assessed against the land described in Exhibit A and improvements located thereon and applicable to periods during the term hereof (pro-rated for partial tax years included within the term hereof). Tenant shall furnish to Landlord, not later than twenty (20) days before the date any Taxes become delinquent, official receipts of the appropriate taxing authority or other evidence satisfactory to Landlord evidencing payment thereof. If Tenant should fail to pay any Taxes, required to be paid by Tenant hereunder, in addition to any other remedies provided herein, Landlord may, if it so elects, pay such Taxes. Any sums so paid by Landlord shall be deemed to be so much additional rental owing by Tenant to Landlord and due and payable, on demand, by Landlord, together with interest thereon, at the lesser of two and one-half percent (2 1/2%) in excess the prime rate published from time to time in The Wall Street Journal, or the maximum rate permitted by law (the "Default Rate"), from date paid by Landlord to date of repayment by Tenant.

                           b. If, at any time during the term of this Lease, the
                  present method of taxation shall be changed so that in lieu of the whole or any part of any Taxes, levied, assessed or imposed on real estate and the improvements thereon, there shall be levied, assessed or imposed on Landlord a capital levy or other tax directly on the rents received therefrom and/or a franchise tax, assessment, levy or charge measured by or based, in whole or in part, upon such rents for the present or any future building or buildings on the Premises, then all such taxes, assessments, levies or charges, or the part thereof so measured or based, shall be deemed to be included within the term Taxes for the purposes hereof.

                           c. Tenant may, at its sole cost and  expense,  in its
                  own name and/or in the name of Landlord, dispute and contest any Taxes by appropriate proceedings diligently conducted in good faith, but only after Tenant has deposited with the taxing authority, as necessary, the amount so contested and unpaid. Landlord agrees to cooperate with Tenant in any such appeal. Tenant hereby indemnifies and agrees to hold harmless the Landlord from and against any cost, damage, or expense (including reasonable attorney's fees) in connection with any such proceedings brought by Tenant in its own name or the name of the Landlord.

                           d. Any payment to be made pursuant to this Section 4,
                  with respect to the real estate tax year in which this Lease commences or terminates shall be prorated.

                  5.  Repairs and Maintenance.

                           a. Except for those items specifically allocated to
                  Landlord pursuant to subsection (b), below, and damage or
                  disrepair   attributable   to  the  negligence  or  wilful
                  misconduct of Landlord, Tenant shall, at its own cost and expense, keep and maintain all parts of the Premises in good condition, promptly making all necessary repairs and replacements, ordinary and extraordinary, foreseen or unforeseen, including but not limited to, windows, glass and plate glass, doors and any special office entry, walls and finish work, floor covering, downspouts, gutters, heating, and air conditioning systems, dock boards, truck doors, dock bumpers, paving, plumbing work and fixtures, termite and pest extermination, regular removal of trash and debris, regular mowing of any grass, trimming, weed removal and general landscape maintenance, including rail spur areas, keeping the parking areas, driveways, alleys and the whole of the Premises in a clean and sanitary condition. Tenant shall at its own cost and expense repaint exterior overhead doors, canopies, entries, handrails, gutters, and other exposed parts of the building that reasonably require periodic repainting to prevent deterioration and to maintain aesthetic standards.

                           b. Tenant shall be responsible for any necessary replacement during the term of any heating, air conditioning and ventilation systems serving the Premises; however, if such replacement first becomes necessary during the last two (2) years of the then current term of this Lease, provided Tenant is not then in default hereunder, Landlord shall reimburse Tenant at the expiration of this Lease for the unamortized cost of such replacement. For the purpose of such reimbursement, the cost of the replacement shall be amortized on a straight-line basis over ten (10) years.

                           c. Landlord shall be responsible  for maintaining the
                  roof, exterior walls, foundation and structural portions of the Premises; provided, however, if any extraordinary repairs are necessitated due to the acts or omissions of Tenant, Tenant shall reimburse Landlord for the cost thereof upon demand.

                  6. Alterations. Tenant shall not make any exterior or structural alterations, additions, or improvements to the Premises without the prior written consent of Landlord, which shall not be unreasonably withheld or delayed. Tenant may, without the consent of Landlord, but at its own cost and expense and in a good workmanlike manner make such other alterations, additions or improvements or erect, remove or alter such partitions, or erect such shelves, bins, machinery and trade fixtures as it may deem advisable, without altering the basic character of the building or improvements and without overloading or damaging such building or improvements, and in each case complying with all applicable governmental laws, ordinances, regulations and other requirements. All alterations, additions, improvements and partitions erected by Tenant shall be and remain the property of Tenant during the term of this Lease and Tenant shall unless Landlord otherwise elects as hereinafter provided, remove all alterations, additions, improvements and partitions erected by Tenant and restore the Premises to their original condition by the date of termination of this Lease; provided, however, that if Landlord so elects prior to termination of this Lease, such alterations, additions, improvements and partitions shall become the property of Landlord as of the date of termination of this Lease and shall be delivered up to the Landlord with the Premises. All shelves, bins, machinery and trade fixtures and equipment installed by Tenant may be removed by Tenant prior to the termination of this Lease if Tenant so elects, and shall be removed if required by Landlord; and upon any such removal Tenant shall restore the Premises to their original condition, ordinary wear and tear excepted. All such removals and restoration shall be accomplished in a good workmanlike manner so as not to damage the primary structure or structural qualities of the buildings and other improvements situated on the Premises. Any property not removed by Tenant within thirty (30) days of the expiration of this Lease shall be deemed abandoned.

                  7. Signs. Tenant shall have the right to install signs upon the Premises subject to any applicable governmental laws, ordinances, regulations and other requirements. Tenant shall remove all such signs within ten (10) days of the termination of this Lease. Such installations and removals shall be made in such manner as to avoid injury to or defacement of the building and other improvements, and Tenant shall repair any injury or defacement including without limitation discoloration, caused by such installation or removal.

                  8. Inspection. Upon reasonable prior notice, Landlord and Landlord's agents and representatives shall have the right to enter and inspect the Premises at any reasonable time during business hours, for the purpose of ascertaining the condition of the Premises or in order to make such repairs as may be required or permitted to be made by Landlord under the terms of this Lease. During the nine (9) month period prior to the end of the term hereof, Landlord and Landlord's agents and representatives shall have the right to enter the Premises at any reasonable time during business hours for the purpose of showing the Premises, and shall have the right to erect on the Premises a suitable sign indicating that the Premises are available. The parties shall arrange to meet for a joint inspection of the Premises at the time of vacating.

                  9. Utilities. Tenant shall be responsible for all water, gas, heat, light, power, telephone, sewer, sprinkler charges and other utilities and services used on or from the Premises, together with any taxes, penalties, maintenance charges, surcharges or the like pertaining thereto, and Tenant shall furnish all electric light bulbs and tubes. Landlord shall in no event be liable for any interruption or failure of utility services on the Premises not shall Tenant be entitled to an abatement of rent on account thereof; it being understood that Landlord shall have no obligation whatsoever to ensure that utilities are supplied to the Premises.

                  10. Assignment and Subletting. Tenant shall not have the right to assign this Lease or to sublet the whole or any part of the Premises without the prior written consent of Landlord, such consent not to be unreasonably withheld. Notwithstanding any permitted assignment or subletting, Tenant shall at all times remain directly, primarily and fully responsible and liable for the payment of the rent herein specified and for compliance with all of Tenant's other obligations under the terms, provisions and covenants of this Lease. Upon the occurrence of a Default, as hereinafter defined, if the Premises or any part thereof are then assigned or sublet, Landlord, in addition to any other remedies herein provided or provided by law, may at its option collect directly from such assignee or subtenant all rents becoming due to Tenant under such assignment or sublease and apply such rent against any sums due to Landlord from Tenant hereunder, and no such collection shall be construed to constitute a novation or a release of Tenant from the further performance of Tenant's obligations hereunder. Notwithstanding, the foregoing, Tenant shall have the right to assign this Lease to any entity that controls, is controlled by or is under common control with Tenant without the consent of Landlord, provided (a) Tenant submits to Landlord prior written notice of such assignment; and (b) Tenant shall not be released from any liability under this Lease on account of such assignment.

                  11. Insurance.

                           a. Tenant shall procure and maintain  throughout  the
                  term of this Lease a policy or policies of insurance, at its sole cost and expense, covering the improvements on the Premises in an amount not less than eighty percent (80%) of the Replacement Cost thereof, on an all-risk basis with a "Building Ordinance and Law" endorsement.

                           b. Tenant shall procure and maintain  throughout  the
                  term of this Lease a policy or policies of insurance, at its sole cost and expense, insuring against all claims, demands, or actions arising out of or in connection with: (i) the Premises; (ii) the condition of the Premises; (iii) Tenant's operations in and maintenance and use of the Premises; and
                  (iv) Tenant's liability assumed under this Lease, the limits of such policy or policies to be in the amount of not less than $1,000,000 combined single limit per occurrence, plus a $1,000,000 umbrella in respect of injury to persons (including death) and in respect of property damage or destruction, including loss of use thereof.

                           c. All  insurance  to be carried by Tenant  hereunder
                  shall show Landlord as an additional insured and shall provide that all insurance proceeds thereunder shall be paid to Landlord and Tenant, as their interests may appear. All insurance required to be carried by Tenant hereunder shall be procured from responsible insurance companies licensed to do business in Tennessee with an A.M. Best rating of A IX or better. Landlord shall have the right to increase the amount of insurance required hereunder from time to time, in Landlord's reasonable discretion according to industry standards for the type of use to which the Premises are then being put. A certificate of insurance for such policies, together with receipt evidencing payment of premiums therefor, shall be delivered to Landlord prior to the Commencement Date. Not less than fifteen (15) days prior to the expiration date of any such policies, renewal certificates therefor (bearing notations evidencing the payment of renewal premiums) shall be delivered to Landlord. Such policies shall further provide that not less than thirty (30) days' written notice shall be given to Landlord before such policy may be canceled or changed to reduce insurance provided thereby. In the event Tenant does not carry the insurance required hereunder, in addition to any other remedies Landlord may have on account of such default, Landlord may, but shall not be obligated to, obtain the same on behalf of Tenant in which event Tenant shall reimburse Landlord for the cost thereof immediately upon demand.

                           d. Each of Landlord  and Tenant  hereby  releases the
                  other from any and all liability or responsibility to the other or any claiming through or under them by way of subrogation or otherwise for any loss or damage to property caused by fire or any other perils insured in policies of insurance covering such property, even if such loss or damage shall have been caused by the fault or negligence of the other party, or anyone for whom such party may be responsible, provided, however, that this release shall be applicable and in force and effect only with respect to loss or damage occurring during such times as the releasor's policies shall contain a clause or endorsement to the effect that any such release shall not adversely affect or impair said policies or prejudice the right of the releasor to recover thereunder and then only to the extent of the insurance proceeds payable under such policies. Each of Landlord and Tenant agrees that it will request its insurance carriers to include in its policies such a clause or endorsement. If extra cost shall be charged therefor, each party shall advise the other thereof and of the amount of the extra cost, and the other party, at its election, may pay the same, but shall not be obligated to do so.

                  12. Fire and Casualty Damage. If the Premises should be damaged or destroyed, Tenant shall, at its sole cost and expense proceed with reasonable diligence to rebuild and repair the Premises to substantially the condition in which they existed prior to such damage or destruction. The rent payable hereunder shall in no event abate by reason of any damage or destruction. To the extent Tenant is required to restore the Premises, and provided no Default or event that with the giving of notice or passage of time would become a Default has occurred, Landlord shall make the insurance proceeds paid to Landlord available for restoration of the Premises. Notwithstanding the foregoing, Tenant shall have the right to terminate this Lease in the event the Premises are damaged by more than forty percent (40%) of the replacement cost thereof, in which case all insurance proceeds payable on account of the casualty shall be paid to Landlord.

                  13. Liability and Indemnity.

                           a. Landlord shall not be liable to Tenant or Tenant's
                  employees, agents, patrons or visitors, or to any other person whomsoever, for any injury to any person or damage to property on or about the Premises, resulting from and/or caused in part or whole by Tenant, its agents, servants or employees, or of any other person entering upon the Premises, or caused by the buildings and improvements located on the Premises becoming out of repair, or caused by leakage of gas, oil, water or steam, or by electricity emanating from the Premises, except injury to persons or damage to property the cause of which was the negligence or willful misconduct of Landlord or Landlord's failure to perform its obligations hereunder. Tenant hereby covenants and agrees that it will at all times indemnify and hold safe and harmless Landlord (including without limitation the trustee and beneficiaries if Landlord is a trust), Landlord's agents and employees from any loss, liability, claims, suits, costs, expenses, including without limitation reasonable attorney's fees and court costs, both real and alleged, arising out of any such damage or injury or Tenant's failure to perform its obligations hereunder; except injury to persons or damage to property the cause of which is the negligence or willful misconduct of Landlord, and except for those environmental matters described in Section 3(b).

                           b. Landlord hereby  covenants and agrees that it will
                  at all times indemnify and hold safe and harmless Tenant (including without limitation the trustee and beneficiaries if Tenant is a trust), Tenant's agents and employees from any loss, liability, claims, suits, costs, expenses, including without limitation reasonable attorney's fees and court costs, both real and alleged, with respect to any injury to any person or damage to property the sole cause of which was the negligence or willful misconduct of the Landlord or Landlord's failure to perform its obligations hereunder.

                  14. Condemnation.

                           a. If the whole or more than fifty  percent  (50%) of
                  the Premises should be taken for any public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof, and the taking would prevent or materially interfere with the use of the Premises for the purpose for which they are then being used, this Lease shall terminate and the rent shall be abated during the unexpired portion of this Lease, effective when the physical taking of said Premises shall occur.

                           b. If part of the  Premises  shall be  taken  for any
                  public or quasi-public use under any governmental law, ordinance, or regulation, or by right of eminent domain, or by private purchase in lieu thereof, and this Lease is not terminated as provided in the subparagraph above, this Lease shall not terminate, but the minimum rent payable hereunder during the unexpired portion of the Lease shall be reduced on an equitable basis.

                           c.  In  the  event  of any  such  taking  or  private
                  purchase in lieu thereof, Landlord shall be entitled to receive and retain the entire award allocable to this leasehold interest in any condemnation proceeding.

                  15. Holding Over. Tenant will, at the termination of this Lease by lapse of time or otherwise, yield up immediate possession to Landlord. In the event of any holding over by Tenant or any of its successors in interest after the expiration or termination of this Lease, unless the parties hereto otherwise agree in writing, the hold over tenancy shall be subject to termination by Landlord at any time upon not less than thirty (30) days advance written notice, or by Tenant at any time upon not less than thirty (30) days advance written notice, and all of the other terms and provisions of this Lease shall be applicable during that period, except that Tenant shall pay Landlord from time to time upon demand, as rental for the period of any hold over, an amount equal to one hundred fifty percent (150%) of the rent in effect on the termination date, computed on a daily basis for each day of the holdover period.

No holding over by Tenant, whether with or without consent of Landlord, shall operate to extend this Lease except as otherwise expressly provided.

                  16. Events of Default. The following events shall be deemed to be a "Default" under this Lease:

                           a. Tenant  shall fail to pay any  installment  of the
                  rent hereby reserved when due, or any payment with respect to Taxes hereunder when due, or any other payment or reimbursement to Landlord required herein when due, and such failure shall continue for a period of ten (10) days from written notice that such payment was past due; provided however, Landlord shall not be obligated to provide Tenant notice and opportunity to cure past due payments more than two
                  (2) times in any twelve (12) month period.

                           b. Tenant shall be  adjudicated  insolvent,  or shall
                  make a transfer in fraud of creditors, or shall make a general assignment for the benefit of creditors.

                           c. Tenant shall file a petition  under any chapter of
                  the United States Bankruptcy Code, as amended, or under any similar law or statute of the United States or any State thereof; or Tenant shall be adjudged bankrupt or insolvent in proceedings filed against Tenant thereunder.

                           d. A receiver or trustee  shall be appointed  for all
                  or substantially all of the assets of Tenant.

                           e. Tenant  shall  desert or abandon  any  substantial
                  portion of the Premises, it being understood that merely vacating the Premises shall not constitute a Default hereunder.

                           f. Tenant shall fail to comply with any term, provision, or covenant of this Lease (other than the foregoing in subsections (a) through (e)), and shall not cure such failure within thirty (30) days after written notice thereof to Tenant, or such additional time as is reasonably necessary to effect cure provided Tenant commences cure within such thirty (30) day period and diligently pursues the same to completion.

                           (g) Landlord shall have obtained a final, non-appealable judgment against Tenant for a monetary default under the terms of either of those certain leases of even date herewith between Landlord and Tenant respecting certain premises located at the corner of Foster and Glenrose Avenues, in Nashville, Davidson County, Tennessee, and on Polymer Drive, in Chattanooga, Hamilton County, Tennessee, respectively.

                  17. Remedies. Upon the occurrence of any Default, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever:

                           a. Terminate this Lease,  in which event Tenant shall
                  immediately surrender the Premises to Landlord, and if Tenant fails so to do, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying such Premises or any part thereof, and Tenant agrees to pay to Landlord on demand the amount of any loss and damage which Landlord may suffer by reason of such termination, whether through inability to relet the Premises on satisfactory terms or otherwise.

                           b. Enter  upon and take  possession  of the  Premises
                  without terminating this Lease and expel or remove Tenant and any other person who may be occupying such Premises or any part thereof, and relet the Premises and receive the rent therefor; and Tenant agrees to pay to the Landlord on demand any deficiency that may arise by reason of such reletting. In the event Landlord is successful in reletting the Premises at a rental in excess of that agreed to be paid by Tenant pursuant to the terms of this Agreement, Landlord and Tenant each mutually agree that Tenant shall not be entitled, under any circumstances, to receive such excess rental, and Tenant does hereby specifically waive any claim to receive such excess rental; however, such excess rental shall be applied to reduce the obligations of Tenant under this Lease.

                           c. Enter upon the  Premises,  by force if  necessary,
                  without being liable for prosecution or any claim for damages therefor, and do whatever Tenant is obligated to do under the terms of this Lease; and Tenant agrees to reimburse Landlord, on demand, for any reasonable expenses that Landlord may incur in thus effecting compliance with Tenant's obligations under this Lease. Landlord and Tenant agree that the prevailing party in any action relating to this Lease shall be entitled to collect its reasonable attorneys fees and costs from the other party.

                           d. In the event Tenant  fails to pay any  installment
                  of rent or other sum within five (5) days of when such installment is due, to help defray the additional cost to Landlord for processing such late payments Tenant shall pay to Landlord on demand a late charge in an amount equal to five percent (5%) of such installment; and the failure to pay such late charge within ten (10) days after demand therefor shall be a Default. The provision for such late charge shall be in addition to all of Landlord's other rights and remedies hereunder or at law and shall not be construed as liquidated damages or as limiting Landlord's remedies in any manner.

                  Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law, nor shall pursuit of any remedy herein provided constitute a
forfeiture   or  waiver  of   any  rent  due  to   Landlord   hereunder
or of any damages accruing to Landlord by reason of the violation of any of the terms, provi sions and covenants herein contained. No act or thing done by the Landlord or its agents during the term hereby granted shall be deemed a termination of this Lease or an acceptance of the surrender of the Premises, and no agreement to terminate this Lease or to accept a surrender of said Premises shall be valid unless in writing signed by Landlord. No waiver by Landlord or any violation or breach of any of the terms, provisions and covenants herein contained shall be deemed or construed to constitute a waiver of any other violation or breach of any of the terms, provisions and covenants herein contained shall be deemed or construed to constitute a waiver of any other violation or breach of any of the terms, provisions and covenants herein contained. Landlord's acceptance of the payment of rent or other payments hereunder after the occurrence of a Default shall not be construed as a waiver of such Default, unless Landlord so notifies Tenant in writing. Forbearance by Landlord to enforce one or more of the remedies herein provided upon a Default shall not be deemed or construed to constitute a waiver of such Default or of Landlord's right to enforce any such remedies with respect to such Default or any subsequent Default. If, on account of any Default by Tenant, it shall become necessary or appropriate for Landlord to employ or consult with an attorney concerning or to enforce or defend any of Landlord's rights or remedies hereunder, Tenant agrees to pay any reasonable attorney's fees so incurred. Notwithstanding anything herein to the contrary, Landlord shall use reasonable efforts to mitigate its damages in the event of a default by Tenant.

                  18. Landlord Waiver. Upon execution hereof and from time to time thereafter, as Tenant shall reasonably request, Landlord hereby agrees to execute and deliver to Tenant a Landlord Waiver in substantially the form of that attached hereto as Exhibit C.

                  19. Quiet Enjoyment. In consideration of the covenants and agreements herein contained, Landlord warrants that Tenant shall have quiet and peaceful possession of the Premises during the term of this Lease, subject to the terms hereof.

                  20. Mortgages. Tenant accepts this Lease subject and subordinate to any mortgage(s) and/or deed(s) of trust now or at any time hereafter constituting a lien or charge upon the Premises or the improvements situated thereon; provided, however, that if the mortgagee, trustee, or holder of any such mortgage or deed of trust elects to have Tenant's interest in this Lease superior to any such instrument, then by notice to Tenant from such mortgagee, trustee or holder, this Lease shall be deemed superior to such lien, whether this Lease was executed before or after said mortgage or deed of trust. Tenant shall at any time hereafter, on demand, execute any instruments, releases or other documents which may be required by any mortgagee for the purpose of subjecting and subordinating this Lease to the lien of any such mortgage and provided further that so long as Tenant is not in default of its obligations hereunder beyond applicable notice and cure periods, Tenant's occupancy of the Premises and its interest hereunder shall not be disturbed. The foregoing agreement by Tenant to subordinate shall be conditioned upon such mortgagee, trustee or holder agreeing not to disturb Tenant's quiet possession of the Premises as long as Tenant is not in Default. Landlord shall use its best efforts to deliver to Tenant non-disturbance agreements from the holders of any deeds of trust on the Premises.

                  21. Mechanic's Liens. Tenant shall have no authority, express or implied, to create or place any lien or encumbrance, of any kind or nature whatsoever upon, or in any manner to bind, the interest of Landlord in the Premises or to charge the rentals payable hereunder for any claim in favor of any person dealing with Tenant, including those who may furnish materials or perform labor for any construction or repairs, and each such claim shall affect and each such lien shall attach to, if at all, only the leasehold interest granted to Tenant by this instrument. Tenant covenants and agrees that it will pay or cause to be paid all sums due and payable by it on account of any labor performed or materials furnished in connection with any work performed on the Premises on which any lien is or can be validly and legally asserted against its leasehold interest in the Premises or the improvements thereon and that it will save and hold Landlord harmless from any and all loss, cost or expense based on or arising out of claims or liens asserted by any party claiming by, through or under Tenant against the leasehold estate or against the right, title and interest of the Landlord in the Premises or under the terms of this Lease.

                  22. Notices. Each provision of this instrument with reference to the sending, mailing or delivery of any notice or the making of any payment shall be deemed to be complied with when and if the following steps are taken:

                           a. All rent and other payments required to be made by
                  Tenant to Landlord hereunder shall be payable to Landlord at the address hereinbelow set forth or at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith. Tenant's obligation to pay rent and any other amounts to Landlord under the terms of this Lease shall not be deemed satisfied until such rent and other amounts have been actually received by Landlord.

                           b. Any notice, request,  instrument or other document
                  to be  given  hereunder  shall  be in  writing  and  shall  be delivered (1) on the date of delivery when delivered personally, (ii) one day after dispatch when sent by a reputable overnight delivery, service maintaining records or receipt; (iii) three (3) days after dispatch when sent by certified or registered mail, return receipt requested, postage prepaid:

                  If to the Tenant:

                           Morgan Products Ltd.
                           469 McLaws Circle
                           Williamsburg, Virginia 23185
                           Attention: Chief Financial Officer
                           Telecopy: 804-564-1714

                  with a copy to:

                           Edward B. Mueller

                           Nisen & Elliott
                           200 W. Adams, Suite 2500
                           Chicago, Illinois 60606
                           Telecopy: 312-346-9316

                  If to the Landlord:

                           F & S Investments, L.L.C.
                           5420 East Valley Ct.
                           Nashville, Tn 37205
                           Attn:
                           Telecopy:

                  with a copy to:

                           Boult, Cummings, Conners & Berry, PLC
                           414 Union Street, Suite 1600
                           P.O. Box 198062
                           Nashville, TN 37219
                           Attention:  Davis H. Carr, Esq.
                           Telecopy: 615-252-2380

                  23. Miscellaneous.
                      --------------

                           a. Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires.

                           b. The terms,  provisions,  covenants and  conditions
                  contained in this Lease shall apply to, inure to the benefit of, and be binding upon, the parties hereto and upon their respective heirs, legal representatives, successors and permitted assigns except as otherwise herein expressly provided. Each party agrees to furnish the other, promptly upon demand, a corporate resolution, proof of due authorization by partners, or other appropriate documentation evidencing the due authorization of such party to enter into this Lease.

                           c. The captions inserted in this Lease are for convenience only and in no way define, limit or otherwise describe the scope or intent of this Lease, or any provision hereof, or in any way affect the interpretation of this Lease.

                           d. Tenant agrees from time to time within ten (10) business days after request of Landlord, to deliver to Landlord, or Landlord's designee, an estoppel certificate stating, if true, that Lease is in full force and effect, the date to which rent has been paid, the unexpired term of this Lease and such other matters pertaining to this Lease as may be reasonably requested by Landlord. It is understood and agreed that Tenant's obligation to furnish such estoppel certificates in a timely fashion is a material inducement for Landlord's execution of this Lease.

                           e. This Lease may not be altered,  changed or amended
                  except by an instrument in writing signed by both parties hereto.

                           f. All  obligations  of  Tenant  hereunder  not fully
                  performed as of the expiration or earlier termination of the term of this Lease shall survive the expiration or earlier termination of the term hereof, including without limitation all payment obligations with respect to Taxes and all obligations concerning the condition of the Premises. Upon the expiration or earlier termination of the term hereof, and prior to Tenant vacating the Premises, Tenant shall pay to Landlord any amount reasonably estimated by Landlord as necessary to put the Premises, including without limitation all heating and air conditioning systems and equipment therein, in good condition and repair (reasonable wear and tear excepted, and subject to the provisions of Section 12). Tenant shall also, prior to vacating the Premises, pay to Landlord the amount, as estimated by Landlord, of Tenant's obligation hereunder for Taxes for the year in which this Lease expires or terminates. All such amounts shall be used and held by Landlord for payment of such obligations of Tenant hereunder, with Tenant being liable for any additional costs therefor upon demand by Landlord, or with any excess to be promptly returned to Tenant after all such obligations have been determined and satisfied, as the case may be.

                           g. If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws effective during the term of this Lease, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby, and it is also the intention of the parties of this Lease that in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there be added as a part of this Lease contract a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provisions as may be possible and be legal, valid and enforceable.

                           h. All  references in this Lease to "the date hereof"
                  or similar references shall be deemed to refer to the last date, in point of time, on which all parties hereto have executed this Lease.

                  24. Brokerage; Mutual Indemnities.
                      ------------------------------

                           a. Tenant  warrants  that it has had no dealings with
                  any broker or agent in connection with the negotiation or execution of this Lease. Tenant shall indemnify, defend and hold Landlord harmless against all costs, expenses, reasonable attorneys' fees or other liability for commissions or other compensation or charges claimed by any broker or agent claiming by, through or under Tenant with respect to this Lease or any renewal or extension of this Lease.

                           b. Landlord warrants that it has had no dealings with
                  any broker or agent in connection with the negotiation or execution of this Lease. Landlord shall indemnify, defend and hold Tenant harmless against all costs, expenses, reasonable attorneys' fees or other liability for commissions or other compensation or charges claimed by any broker or agent claiming by, through or under Landlord with respect to this Lease or any renewal or extension of this Lease.

                  25. Time is of the Essence. Time is of the essence in the performance of each and every obligation set forth in this Lease.

                  26. Notice of Landlord's Default. If any act or omission by Landlord occurs that would give Tenant the right to damages from Landlord or the right to terminate the Lease due to constructive or actual eviction from all or part of the Premises or otherwise, Tenant may not sue for damages or exercise any right to terminate this Lease until (a) it gives notice of the act or omission to Landlord; and (b) a reasonable period of time for remedying the act or omission elapses following the giving of notice, during which time Landlord, its agents, employees and contractors are entitled to enter the Premises and cure the act or omission. During the period after the giving of the notice and during the curing of the act or omission, the rent payable by Tenant shall abate only to the extent the Premises is rendered untenantable on account of such act or omission by Landlord. In the event Landlord fails to cure any such breach within the period set forth herein, Tenant shall also have the right, but not the obligation, to cure such breach, and Landlord shall reimburse Tenant for the reasonable cost thereof. If Landlord fails to reimburse Tenant for the cost thereof, and if Tenant obtains a final, non-appealable judgment against Landlord therefor, Tenant may offset such costs, together with interest at the Default Rate from the date originally due, against the rent and other sums due Landlord under this Lease.

                  27. Memorandum of Lease. Upon Tenant's request, Landlord shall execute a Memorandum of Lease in recordable form. Tenant shall be responsible for all recording charges.


          EXECUTED BY LANDLORD, this 30th day of August, 1996.


                                    LANDLORD:
                                    ---------


Attest/Witness:                        F & S INVESTMENTS, L.L.C.
- --------------

/s/ Davis Carr                            By:/s/James L. Fishel
- --------------------------                -----------------------------
                                          Name:  James L. Fishel
Title:  Attorney                          -----------------------------
- --------------------------                Title:  Manager
                                                -----------------------

             EXECUTED BY TENANT, this 30th day of August, 1996.

                                     TENANT:
                                     -------


Attest/Witness:                        MORGAN PRODUCTS LTD.
- --------------

/s/ Victoria L. Miller                 By:/s/ Douglas H. MacMillan
- -----------------------------             -----------------------------
                                          Name: Douglas H. MacMillan
                                               ------------------------
Title:  Attorney                          Title: Vice President
- -----------------------                         ------------------------

                                    EXHIBIT A

               Legal Description - Tennessee Glass, Thompson Lane

Land in Davidson County, Tennessee being the westerly portion of Lots Nos. 3 and 4 on the Plan of SIDCO Subdivision as of record in Book 2133, page 115, Register's Office for Davidson County, Tennessee, and more particularly described as follows:

Beginning at a monument in the southerly margin of Thompson Lane, said monument being the common corner of Lots 1 and 3 on said Plan; thence south 85 deg. 37 min. East 226.40 feet to a point in the southerly margin of Thompson Lane; Horrell's northwest corner; thence southerly along Horrell's westerly line,
272.09 feet to a point in the northerly margin of Lot No. 5; Horrell's southwest corner; thence North 87 deg. 20 min. West 226.18 feet to a point in the center line of the L & N Railroad lead track right of way; thence north 2 deg. 40 min. east along said center line 278.84 feet to the point of beginning.

                                    EXHIBIT B

                                  Rent Schedule

                  Initial Base Rent:

                  Seventy-four Thousand Four Hundred Fifty-nine and No/100 Dollars ($74,459.00), payable in monthly installments of Six Thousand Two Hundred Four and 92/100 Dollars ($6,204.92).

                  After Year 1, the Base Rent shall be calculated as follows:

                  Base Rent shall be adjusted by multiplying the Base Rent for the immediately preceding year by eighty percent (80%) of the percentage increase or decrease in the "All Items" Consumer Price Index for Urban Consumers 1982-84 = 100, compiled by the United States Department of Labor, Bureau of Labor Statistics (the "CPI"). The Base Rent for Year 2 shall be calculated by dividing the CPI for June, 1997 by the CPI for June, 1996. Additional adjustments in Base Rent shall continue to be made for each year thereafter based on the CPI for the June immediately preceding the last adjustment and the CPI for the June immediately preceding the lease year in question.

                  In no event shall the Base Rent as adjusted ever be less than the Base Rent for the preceding year. Further, in no event shall the Base Rent increase by more than five percent (5%) in any year over the immediately preceding year.

                                    EXHIBIT C

                                 LANDLORD WAIVER

TO:_________________________, a ___________________________ with an office at
_______________________________________ ("Lender").

                  Morgan Products Ltd. A Delaware corporation ("Borrower") is the lessee under a lease (the "Lease") by and between Borrower and the
undersigned         covering        the        premises        located        at
_________________________________________________,  more fully  described in the lease attached hereto as Exhibit A (the "Premises").

                  Borrower intends to enter certain financing arrangements with Lender, and as a condition to such financing arrangements, Lender has required, among other things, a lien on all of Borrower's inventory ("Collateral") located on the Premises.

                  The undersigned agrees that:

                  a. it will not assert against the Collateral any statutory or possessory liens, including, without limitation, any rights of levy or distraint for rent, all of which it hereby waives;

                  b. none of the Borrower's Collateral located on the Premises shall be deemed to be fixtures; and

                  c. if Borrower defaults on its obligations to Lender, and, as a result, Lender looks to the Collateral, the undersigned will not hinder Lender's actions in assembling all of the Collateral located on the Premises, will permit Lender to remove said Collateral from the Premises without charge and will not hinder Lender's actions in enforcing its lien against the Collateral.

                  The agreement of the undersigned set forth herein shall be contingent upon the following:

                  (a) the Collateral shall be located on the Premises at the risk of Borrower and/or Lender, as their interests may appear, it being understood that the undersigned shall not be liable for any damage thereto, unless occasioned solely by the gross negligence or willful misconduct of the undersigned; and

                  (b) if Borrower is in default under the Lease, Lender agrees to remove the Collateral from the Premises within thirty (30) days of demand by the undersigned, and if the Collateral is not removed within said period, the same shall be deemed abandoned.

                  The undersigned hereby acknowledges that, as of the date of this agreement, to the actual knowledge of the undersigned, Borrower is not in default in any respect under its Lease obligations to the undersigned.

                  Any notices(s) required or desired to be given hereunder shall be directed to the party to be notified at the address stated herein.

                  The agreements contained herein shall continue in full force and effect until all of Borrower's obligations to Lender are paid and satisfied in full and all financing arrangements between Lender and Borrower have been terminated.

                  The agreements contained herein may not be modified or terminated orally and shall be binding upon the successors, assigns and personal representatives of the undersigned, upon any successor, owner or transferee of the Premises and upon any purchaser, including any mortgagee from the undersigned.

                        Executed and delivered this ___ day of ______, 19__, at
- ------------------------


                                       F & S INVESTMENTS, L.L.C.


                                       By:-----------------------------
                                          Name:------------------------
                                          Title:-----------------------



                                       --------------------------------

                                       ---------------------------------
                                        Address

                                                                      Exhibit 12
                                 LEASE AGREEMENT

THIS LEASE AGREEMENT is made and entered into by and between F & S INVESTMENTS, L.L.C., a Tennessee limited liability company ("Landlord"), and MORGAN PRODUCTS LTD., a Delaware corporation ("Tenant");

                              W I T N E S S E T H:

                  1. Premises and Term. In consideration of the obligation of Tenant to pay rent herein provided, and in consideration of the other terms, provisions and covenants hereof, Landlord hereby demises and leases to Tenant, and Tenant hereby takes from Landlord certain premises consisting of approximately 20,000 square feet of the building located on Polymer Drive, in Chattanooga, Hamilton County, Tennessee, as more particularly described on Exhibit A attached hereto and incorporated herein by reference, together with a non-exclusive right to all rights, privileges, easements, appurtenances, and immunities belonging to or in any way pertaining to the premises (said real property, buildings and improvements being collectively referred to as the "Premises").

                  TO HAVE  AND TO HOLD the  same  for a term  commencing  on the
Commencement Date, as hereinafter defined, and ending one hundred twenty (120) months thereafter provided, however, that, in the event the Commencement Date is a date other than the first day of a calendar month, said term shall extend for said number of months in addition to the remainder of the calendar month following the Commencement Date. The Commencement Date shall be
August 30, 1996.   Except  for  its  rights   under  the  Asset  Purchase
Agreement dated July 22, 1996 between certain of Landlord's affiliates, namely, Tennessee Building Products, Inc., its shareholders, and Titan Building Products, Inc., as Sellers, and Tenant, as Purchaser (the "Purchase Agreement"), Tenant acknowledges that it has inspected and accepts the Premises on an "as is, where is" basis, and specifically the buildings and improvements comprising the same, in their present condition as suitable for the purpose for which the Premises are leased. Except for Tenant's rights under the Purchase Agreement, taking of possession by Tenant shall be deemed conclusively to establish that said buildings and other improvements are in good and satisfactory condition as of when possession was taken. Tenant further acknowledges that no representations as to the repair of the Premises, including but not limited to the presence or absence or hazardous or toxic materials, nor prom ises to alter, remodel or improve the Premises have been made by Landlord, unless such are expressly set forth in this Lease. Nothing herein shall limit, supersede or alter any covenants, agreements, representations, warranties or indemnities set forth in the Purchase Agreement, nor any remedies for breach thereof. After the Commencement Date Tenant shall, upon demand, execute and deliver to Landlord a letter of acceptance of delivery of the Premises.

                  2. Base Rent. Tenant agrees to pay to Landlord rent for the Premises on a monthly basis in advance, without demand, deduction or setoff, except as expressly provided herein, for the entire term hereof at the rates set forth on Exhibit B, attached hereto and incorporated herein by reference. One monthly installment shall be due and payable on the Commencement Date and a like monthly installment shall be due and payable, without demand, on or before the first day of each calendar month following the Commencement Date, except that the rental payment for any fractional calendar month at the commencement or expiration of the Lease term shall be prorated. It is understood and agreed that the rent payable under this Lease shall be net to the Landlord, Tenant shall bear all expenses relating to the Premises, including but not limited to taxes, insurance maintenance and utilities, except as otherwise set forth herein.

                  3.  Use.

                  (a) During the Lease term, the Premises shall be used for any lawful use, but as of the date hereof, Tenant intends to use the Premises for the purpose of receiving, assembling, manufacturing, storing, shipping and selling products, materials and merchandise made and/or distributed by Tenant, and for such other lawful purposes as may be incidental thereto. Tenant shall, at its own cost and expense, obtain any and all licenses and permits necessary for any such use. Tenant shall comply with all governmental laws, ordinances and regulations applicable to the use of the Premises, and shall promptly comply with all governmental orders and directives for the correction, prevention and abatement of nuisances in or upon, or in connection with the Premises, all at Tenant's sole expense. Tenant shall not permit any objectionable or unpleasant odors, smoke, dust, gas, noise or vibrations to emanate from the Premises, nor take any other action that would constitute a nuisance. Without Landlord's prior written consent, Tenant shall not receive, store or otherwise handle any product, material or merchandise that is explosive, highly inflammable, hazardous or toxic, other than the types of products, materials or merchandise
(i) received, stored or otherwise handled on the Premises prior to the execution of this Lease; (ii) nominal amounts used in the ordinary course of business; or
(iii) used in the normal course of manufacturing building products; provided uses (ii) and (iii) shall be in compliance with all applicable laws. Tenant will not permit the Premises to be used for any purpose or in any manner (including without limitation any method of storage) that would render the insurance thereon void or the insurance risk more hazardous or cause the State Board of Insurance or other insurance authority to disallow any sprinkler credits.

                  (b) Notwithstanding anything to the contrary herein, Tenant shall in no event be obligated to take any actions, including without limitation, any removal, containment or remedial actions or comply with any laws arising out of or resulting from the presence of hazardous substances in or on the Premises prior to or subsequent to the lease term, caused by Landlord or any prior tenant or occupant or resulting from the migration of hazardous substances onto or under the Premises from another property. Landlord shall indemnify and hold Tenant harmless from and against any and all costs, claims, expenses, damages, losses, liabilities and judgments arising out of the presence of hazardous substances located on or under the Premises prior to or subsequent to the commencement of this Lease; if (i) caused by Landlord, or any prior tenant, owner or occupant of the Premises, or (ii) resulting from the migration of hazardous substances onto or under the Premises from another property.

                  4.  Taxes.

                           a. Tenant  agrees to pay within  fifteen (15) days of
                  demand  from  Landlord   fifty  percent  (50%)  of  all  taxes
                  assessments, and governmental charges of any kind and nature whatsoever (hereinafter collectively referred to as the "Taxes") lawfully levied or assessed against the land described in Exhibit A and improvements located thereon and applicable to periods during the term hereof (pro-rated for partial tax years included within the term hereof). If Tenant should fail to pay any Taxes required to be paid by Tenant hereunder, in addition to any other remedies provided herein, such sum shall be deemed to be so much additional rental owing and shall bear interest at the Default Rate, from date when originally due.

                           b. If, at any time during the term of this Lease, the
                  present method of taxation shall be changed so that in lieu of the whole or any part of any Taxes, levied, assessed or imposed on real estate and the improvements thereon, there shall be levied, assessed or imposed on Landlord a capital levy or other tax directly on the rents received therefrom and/or a franchise tax, assessment, levy or charge measured by or based, in whole or in part, upon such rents for the present or any future building or buildings on the Premises, then all such taxes, assessments, levies or charges, or the part thereof so measured or based, shall be deemed to be included within the term Taxes for the purposes hereof.

                           c. If  Landlord  does not elect to contest the Taxes,
                  Tenant may, at its sole cost and expense, in its own name and/or in the name of Landlord, dispute and contest any Taxes by appropriate proceedings diligently conducted in good faith, but only after Tenant has deposited with Landlord one-half (1/2) of the amount so contested and unpaid (the "Contested
                  Tax  Deposit"),  which  shall be held by  Landlord  until  the termination of the proceedings. Upon request of Tenant, Landlord agrees to deposit the Contested Tax Deposit in an interest bearing account. Landlord agrees to cooperate with Tenant in any such appeal. Upon termination of the proceedings, the Contested Tax Deposit (and any interest earned thereon) shall be applied by Landlord toward the payment of the items held valid (plus any court costs, interest, penalties, and other liabilities associated with the proceedings), and any excess shall be returned to Tenant. Tenant further agrees to pay to Landlord, upon demand, all court costs, interest, penalties, and other liabilities relating to such proceedings actually incurred by Landlord. Tenant hereby indemnifies and agrees to hold harmless the Landlord from and against any cost, damage, or expense (including reasonable attorney's fees) in connection with any such proceedings brought by Tenant in its own name or the name of the Landlord.

                           d. Any payment to be made pursuant to this Section 4,
                  with respect to the real estate tax year in which this Lease commences or terminates shall be prorated.

                  5.  Repairs and Maintenance.

                           a. Except (i) those items  specifically  allocated to
                  Landlord pursuant to subsection (b), below, (ii) damage or disrepair attributable to the negligence or wilful misconduct of Landlord, and (iii) as otherwise provided in this paragraph, Tenant shall, at its own cost and expense, keep and maintain all parts of the Premises in good condition, promptly making all necessary repairs and replacements, ordinary and extraordinary, foreseen or unforeseen, including but not limited to, windows, glass and plate glass, doors and any special office entry, walls and finish work, floor covering, downspouts, gutters, heating, and air conditioning systems, dock boards, truck doors, dock bumpers, plumbing work and fixtures, termite and pest extermination, and regular removal of trash and debris. Further, upon demand, Tenant shall reimburse Landlord for one-half (1/2) the cost of repairing, maintaining and replacing, as necessary, the paving, and the costs of repainting exterior overhead doors, canopies, entries, handrails, gutters, and other exposed parts of the building that reasonably require periodic repainting to prevent deterioration and to maintain aesthetic standards, regular mowing of any grass, trimming, weed removal and general landscape maintenance, including rail spur areas, maintaining the parking areas, driveways, alleys and otherwise keeping the whole of the property of which the Premises are a part in a clean and sanitary condition.

                           b. Tenant shall be responsible for any necessary replacement during the term of any heating, air conditioning and ventilation systems serving the Premises; however, if such replacement first becomes necessary during the last two (2) years of the then current term of this Lease, provided Tenant is not then in default hereunder, Landlord shall reimburse Tenant at the expiration of this Lease for the unamortized cost of such replacement. For the purpose of such reimbursement, the cost of the replacement shall be amortized on a straight-line basis over ten (10) years.

                           c. Landlord shall be responsible  for maintaining the
                  roof, exterior walls, foundation and structural portions of the Premises; provided, however, if any extraordinary repairs are necessitated due to the acts or omissions of Tenant, Tenant shall reimburse Landlord for the cost thereof upon demand.

                  6. Alterations. Tenant shall not make any exterior or structural alterations, additions, or improvements to the Premises without the prior written consent of Landlord, which shall not be unreasonably withheld or delayed. Tenant may, without the consent of Landlord, but at its own cost and expense and in a good workmanlike manner make such other alterations, additions or improvements or erect, remove or alter such partitions, or erect such shelves, bins, machinery and trade fixtures as it may deem advisable, without altering the basic character of the building or improvements and without overloading or damaging such building or improvements, and in each case complying with all applicable governmental laws, ordinances, regulations and other requirements. All alterations, additions, improvements and partitions erected by Tenant shall be and remain the property of Tenant during the term of this Lease and Tenant shall unless Landlord otherwise elects as hereinafter provided, remove all alterations, additions, improvements and partitions erected by Tenant and restore the Premises to their original condition by the date of termination of this Lease; provided, however, that if Landlord so elects prior to termination of this Lease, such alterations, additions, improvements and partitions shall become the property of Landlord as of the date of termination of this Lease and shall be delivered up to the Landlord with the Premises. All shelves, bins, machinery and trade fixtures and equipment installed by Tenant may be removed by Tenant prior to the termination of this Lease if Tenant so elects, and shall be removed if required by Landlord; and upon any such removal Tenant shall restore the Premises to their original condition, ordinary wear and tear excepted. All such removals and restoration shall be accomplished in a good workmanlike manner so as not to damage the primary structure or structural qualities of the buildings and other improvements situated on the Premises. Any property not removed by Tenant within thirty (30) days of the expiration of this Lease shall be deemed abandoned.

                  7. Signs. Tenant shall have the right to install signs upon the Premises subject to any applicable governmental laws, ordinances, regulations and other requirements. Tenant shall remove all such signs within ten (10) days of the termination of this Lease. Such installations and removals shall be made in such manner as to avoid injury to or defacement of the building and other improvements, and Tenant shall repair any injury or defacement including without limitation discoloration, caused by such installation or removal.

                  8. Inspection. Upon reasonable prior notice, Landlord and Landlord's agents and representatives shall have the right to enter and inspect the Premises at any reasonable time during business hours, for the purpose of ascertaining the condition of the Premises or in order to make such repairs as may be required or permitted to be made by Landlord under the terms of this Lease. During the nine (9) month period prior to the end of the term hereof, Landlord and Landlord's agents and representatives shall have the right to enter the Premises at any reasonable time during business hours for the purpose of showing the Premises, and shall have the right to erect on the Premises a suitable sign indicating that the Premises are available. The parties shall arrange to meet for a joint inspection of the Premises at the time of vacating.

                  9. Utilities. Tenant shall be responsible for all water, gas, heat, light, power, telephone, sewer, sprinkler charges and other utilities and services used on or from the Premises, together with any taxes, penalties, maintenance charges, surcharges or the like pertaining thereto, and Tenant shall furnish all electric light bulbs and tubes. Water is not currently separately metered, and upon demand, Tenant shall reimburse Landlord for one-half (1/2) of the monthly water bill for the building of which the Premises are a part. If, in the future, either the Premises or the other portion of the building of which the Premises are a part is used for a purpose that results in a material increase in water consumption, the occupant causing the increase shall be responsible for installing a separate water meter for its premises, at its expense. Landlord shall in no event be liable for any interruption or failure of utility services on the Premises not shall Tenant be entitled to an abatement of rent on account thereof; it being understood that Landlord shall have no obligation whatsoever to ensure that utilities are supplied to the Premises.

                  10. Assignment and Subletting. Tenant shall not have the right to assign this Lease or to sublet the whole or any part of the Premises without the prior written consent of Landlord, such consent not to be unreasonably withheld. Notwithstanding any permitted assignment or subletting, Tenant shall at all times remain directly, primarily and fully responsible and liable for the payment of the rent herein specified and for compliance with all of Tenant's other obligations under the terms, provisions and covenants of this Lease. Upon the occurrence of a Default, as hereinafter defined, if the Premises or any part thereof are then assigned or sublet, Landlord, in addition to any other remedies herein provided or provided by law, may at its option collect directly from such assignee or subtenant all rents becoming due to Tenant under such assignment or sublease and apply such rent against any sums due to Landlord from Tenant hereunder, and no such collection shall be construed to constitute a novation or a release of Tenant from the further performance of Tenant's obligations hereunder. Notwithstanding, the foregoing, Tenant shall have the right to assign this Lease to any entity that controls, is controlled by or is under common control with Tenant without the consent of Landlord, provided (a) Tenant submits to Landlord prior written notice of such assignment; and (b) Tenant shall not be released from any liability under this Lease on account of such assignment.

                  11. Insurance.

                           a. Landlord shall procure and maintain throughout the
                  term of this Lease a policy or policies of insurance, covering the building in which the Premises are located and other improvements associated therewith in an amount of not less than eighty percent (80%) of the Replacement Cost thereof, on an all-risk basis with a "Building Ordinance and Law" endorsement. Within fifteen (15) days of demand, Tenant shall reimburse Landlord for fifty percent (50%) of the premium for the foregoing coverage.

                           b. Tenant shall procure and maintain  throughout  the
                  term of this Lease a policy or policies of insurance, at its sole cost and expense, insuring against all claims, demands, or actions arising out of or in connection with: (i) the Premises; (ii) the condition of the Premises; (iii) Tenant's operations in and maintenance and use of the Premises; and
                  (iv) Tenant's liability assumed under this Lease, the limits of such policy or policies to be in the amount of not less than $1,000,000 combined single limit per occurrence, plus a $1,000,000 umbrella in respect of injury to persons (including death) and in respect of property damage or destruction, including loss of use thereof.

                           c. All  insurance  to be carried by Tenant  hereunder
                  shall show Landlord as an additional insured and shall provide that all insurance proceeds thereunder shall be paid to Landlord and Tenant, as their interests may appear. All insurance required to be carried by Tenant hereunder shall be procured from responsible insurance companies licensed to do business in Tennessee with an A.M. Best rating of A IX or better. Landlord shall have the right to increase the amount of insurance required hereunder from time to time, in

                  Landlord's reasonable discretion according to industry standards for the type of use to which the Premises are then being put. A certificate of insurance for such policies, together with receipt evidencing payment of premiums therefor, shall be delivered to Landlord prior to the Commencement Date. Not less than fifteen (15) days prior to the expiration date of any such policies, renewal certificates therefor (bearing notations evidencing the payment of renewal premiums) shall be delivered to Landlord. Such policies shall further provide that not less than thirty (30) days' written notice shall be given to Landlord before such policy may be canceled or changed to reduce insurance provided thereby. In the event Tenant does not carry the insurance required hereunder, in addition to any other remedies Landlord may have on account of such default, Landlord may, but shall not be obligated to, obtain the same on behalf of Tenant in which event Tenant shall reimburse Landlord for the cost thereof immediately upon demand.

                           d. Each of Landlord  and Tenant  hereby  releases the
                  other from any and all liability or responsibility to the other or any claiming through or under them by way of subrogation or otherwise for any loss or damage to property caused by fire or any other perils insured in policies of insurance covering such property, even if such loss or damage shall have been caused by the fault or negligence of the other party, or anyone for whom such party may be responsible, provided, however, that this release shall be applicable and in force and effect only with respect to loss or damage occurring during such times as the releasor's policies shall contain a clause or endorsement to the effect that any such release shall not adversely affect or impair said policies or prejudice the right of the releasor to recover thereunder and then only to the extent of the insurance proceeds payable under such policies. Each of Landlord and Tenant agrees that it will request its insurance carriers to include in its policies such a clause or endorsement. If extra cost shall be charged therefor, each party shall advise the other thereof and of the amount of the extra cost, and the other party, at its election, may pay the same, but shall not be obligated to do so.

                  12. Fire and Casualty Damage. If the Premises should be damaged or destroyed, Landlord, at its option may either (a) terminate this Lease; or (b) at its sole cost and expense, proceed with reasonable diligence to rebuild and repair the Premises to substantially the condition in which they existed prior to such damage or destruction. The rent payable hereunder shall in no event abate by reason of any damage or destruction. Notwithstanding the foregoing, Tenant shall have the right to terminate this Lease in the event the Premises cannot be or are not substantially restored within one hundred fifty
(150) days from the date of the casualty.

                  13. Liability and Indemnity.

                           a. Landlord shall not be liable to Tenant or Tenant's
                  employees, agents, patrons or visitors, or to any other person whomsoever, for any injury to any person or damage to property on or about the Premises, resulting from and/or caused in part or whole by Tenant, its agents, servants or employees, or of any other person entering upon the Premises, or caused by the buildings and improvements located on the Premises becoming out of repair, or caused by leakage of gas, oil, water or steam, or by electricity emanating from the Premises, except injury to persons or damage to property the cause of which was the negligence or willful misconduct of Landlord or Landlord's failure to perform its obligations hereunder. Tenant hereby covenants and agrees that it will at all times indemnify and hold safe and harmless Landlord (including without limitation the trustee and beneficiaries if Landlord is a trust), Landlord's agents and employees from any loss, liability, claims, suits, costs, expenses, including without limitation reasonable attorney's fees and court costs, both real and alleged, arising out of any such damage or injury or Tenant's failure to perform its obligations hereunder; except injury to persons or damage to property the cause of which is the negligence or willful misconduct of Landlord, and except for those environmental matters described in Section 3(b).

                           b. Landlord hereby  covenants and agrees that it will
                  at all times indemnify and hold safe and harmless Tenant (including without limitation the trustee and beneficiaries if Tenant is a trust), Tenant's agents and employees from any loss, liability, claims, suits, costs, expenses, including without limitation reasonable attorney's fees and court costs, both real and alleged, with respect to any injury to any person or damage to property the sole cause of which was the negligence or willful misconduct of the Landlord or Landlord's failure to perform its obligations hereunder.

                  14. Condemnation.

                           a. If the whole or more than fifty  percent  (50%) of
                  the Premises should be taken for any public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof, and the taking would prevent or materially interfere with the use of the Premises for the purpose for which they are then being used, or if more than twenty-five percent (25%) the building in which the Premises are located should be so taken, then, at the option of Landlord, this Lease shall terminate and the rent shall be abated during the unexpired portion of this Lease, effective when the physical taking of said Premises shall occur.

                           b. If part of the  Premises  shall be  taken  for any
                  public or quasi-public use under any governmental law, ordinance, or regulation, or by right of eminent domain, or by private purchase in lieu thereof, and this Lease is not terminated as provided in the subparagraph above, this Lease shall not terminate, but the minimum rent payable hereunder during the unexpired portion of the Lease shall be reduced on an equitable basis.

                           c. In the event of any such taking or private
                  purchase in lieu thereof, Landlord shall be entitled to
                  receive  and  retain  the  entire  award   allocable  to  this
                  leasehold interest in any condemnation proceeding.

                  15. Holding Over. Tenant will, at the termination of this Lease by lapse of time or otherwise, yield up immediate possession to Landlord. In the event of any holding over by Tenant or any of its successors in interest after the expiration or termination of this Lease, unless the parties hereto otherwise agree in writing, the hold over tenancy shall be subject to termination by Landlord at any time upon not less than thirty (30) days advance written notice, or by Tenant at any time upon not less than thirty (30) days advance written notice, and all of the other terms and provisions of this Lease shall be applicable during that period, except that Tenant shall pay Landlord from time to time upon demand, as rental for the period of any hold over, an amount equal to one hundred fifty percent (150%) of the rent in effect on the termination date, computed on a daily basis for each day of the holdover period. No holding over by Tenant, whether with or without consent of Landlord, shall operate to extend this Lease except as otherwise expressly provided.

                  16. Events of Default. The following events shall be deemed to be a "Default" under this Lease:

                           a. Tenant  shall fail to pay any  installment  of the
                  rent hereby reserved when due, or any payment with respect to Taxes hereunder when due, or any other payment or reimbursement to Landlord required herein when due, and such failure shall continue for a period of ten (10) days from written notice that such payment was past due; provided however, Landlord shall not be obligated to provide Tenant notice and opportunity to cure past due payments more than two
                  (2) times in any twelve (12) month period.

                           b. Tenant shall be  adjudicated  insolvent,  or shall
                  make a transfer in fraud of creditors, or shall make a general assignment for the benefit of creditors.

                           c. Tenant shall file a petition  under any chapter of
                  the United States Bankruptcy Code, as amended, or under any similar law or statute of the United States or any State thereof; or Tenant shall be adjudged bankrupt or insolvent in proceedings filed against Tenant thereunder.

                           d. A receiver or trustee  shall be appointed  for all
                  or substantially all of the assets of Tenant.

                           e. Tenant  shall  desert or abandon  any  substantial
                  portion of the Premises, it being understood that merely vacating the Premises shall not constitute a Default hereunder.

                           f. Tenant  shall  fail  to  comply  with  any  term,
                  provision, or covenant of this Lease (other than the foregoing in subsections (a) through (e)), and shall not cure such failure within thirty (30) days after written notice thereof to Tenant, or such additional time as is reasonably necessary to effect cure provided Tenant commences cure within such thirty (30) day period and diligently pursues the same to completion.

                           (g) Landlord shall have obtained a final, non-appealable judgment against Tenant for a monetary default under the terms of either of those certain leases of even date herewith between Landlord and Tenant respecting certain premises located at the corner of Foster and Glenrose Avenues, in Nashville, Davidson County, Tennessee, and located at 651 Thompson Lane, Nashville, Davidson County, Tennessee, respectively.

                  17. Remedies. Upon the occurrence of any Default, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever:

                           a. Terminate this Lease,  in which event Tenant shall
                  immediately surrender the Premises to Landlord, and if Tenant fails so to do, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying such Premises or any part thereof, and Tenant agrees to pay to Landlord on demand the amount of any loss and damage which Landlord may suffer by reason of such termination, whether through inability to relet the Premises on satisfactory terms or otherwise.

                           b. Enter  upon and take  possession  of the  Premises
                  without terminating this Lease and expel or remove Tenant and any other person who may be occupying such Premises or any part thereof, and relet the Premises and receive the rent therefor; and Tenant agrees to pay to the Landlord on demand any deficiency that may arise by reason of such reletting. In the event Landlord is successful in reletting the Premises at a rental in excess of that agreed to be paid by Tenant pursuant to the terms of this Agreement, Landlord and Tenant each mutually agree that Tenant shall not be entitled, under any circumstances, to receive such excess rental, and Tenant does hereby specifically waive any claim to receive such excess rental; however, such excess rental shall be applied to reduce the obligations of Tenant under this Lease.

                           c. Enter upon the  Premises,  by force if  necessary,
                  without being liable for prosecution or any claim for damages therefor, and do whatever Tenant is obligated to do under the terms of this Lease; and Tenant agrees to reimburse Landlord, on demand, for any reasonable expenses that Landlord may incur in thus effecting compliance with Tenant's obligations under this Lease. Landlord and Tenant agree that the prevailing party in any action relating to this Lease shall be entitled to collect its reasonable attorneys fees and costs from the other party.

                           d. In the event Tenant  fails to pay any  installment
                  of rent or other sum within five (5) days of when such installment is due, to help defray the additional cost to Landlord for processing such late payments Tenant shall pay to Landlord on demand a late charge in an amount equal to five percent (5%) of such installment; and the failure to pay such late charge within ten (10) days after demand therefor shall be a Default. The provision for such late charge shall be in addition to all of Landlord's other rights and remedies hereunder or at law and shall not be construed as liquidated damages or as limiting Landlord's remedies in any manner.

                  Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damages accruing to Landlord by reason of the violation of any of the terms, provi sions and covenants herein contained. No act or thing done by the Landlord or its agents during the term hereby granted shall be deemed a termination of this Lease or an acceptance of the surrender of the Premises, and no agreement to terminate this Lease or to accept a surrender of said Premises shall be valid unless in writing signed by Landlord. No waiver by Landlord or any violation or breach of any of the terms, provisions and covenants herein contained shall be deemed or construed to constitute a waiver of any other violation or breach of any of the terms, provisions and covenants herein contained shall be deemed or construed to constitute a waiver of any other violation or breach of any of the terms, provisions and covenants herein contained. Landlord's acceptance of the payment of rent or other payments hereunder after the occurrence of a Default shall not be construed as a waiver of such Default, unless Landlord so notifies Tenant in writing. Forbearance by Landlord to enforce one or more of the remedies herein provided upon a Default shall not be deemed or construed to constitute a waiver of such Default or of Landlord's right to enforce any such remedies with respect to such Default or any subsequent Default. If, on account of any Default by Tenant, it shall become necessary or appropriate for Landlord to employ or consult with an attorney concerning or to enforce or defend any of Landlord's rights or remedies hereunder, Tenant agrees to pay any reasonable attorney's fees so incurred. Notwithstanding anything herein to the contrary, Landlord shall use reasonable efforts to mitigate its damages in the event of a default by Tenant.

                  18. Landlord Waiver. Upon execution hereof and from time to time thereafter, as Tenant shall reasonably request, Landlord hereby agrees to execute and deliver to Tenant a Landlord Waiver in substantially the form of that attached hereto as Exhibit C.

                  19. Quiet Enjoyment. In consideration of the covenants and agreements herein contained, Landlord warrants that Tenant shall have quiet and peaceful possession of the Premises during the term of this Lease, subject to the terms hereof.

                  20. Mortgages. Tenant accepts this Lease subject and subordinate to any mortgage(s) and/or deed(s) of trust now or at any time hereafter constituting a lien or charge upon the Premises or the improvements situated thereon; provided, however, that if the mortgagee, trustee, or holder of any such mortgage or deed of trust elects to have Tenant's interest in this

Lease superior to any such instrument, then by notice to Tenant from such mortgagee, trustee or holder, this Lease shall be deemed superior to such lien, whether this Lease was executed before or after said mortgage or deed of trust. Tenant shall at any time hereafter, on demand, execute any instruments, releases or other documents which may be required by any mortgagee for the purpose of subjecting and subordinating this Lease to the lien of any such mortgage and provided further that so long as Tenant is not in default of its obligations hereunder beyond applicable notice and cure periods, Tenant's occupancy of the Premises and its interest hereunder shall not be disturbed. The foregoing agreement by Tenant to subordinate shall be conditioned upon such mortgagee, trustee or holder agreeing not to disturb Tenant's quiet possession of the Premises as long as Tenant is not in Default. Landlord shall use its best efforts to deliver to Tenant non-disturbance agreements from the holders of any deeds of trust on the Premises.

                  21. Mechanic's Liens. Tenant shall have no authority, express or implied, to create or place any lien or encumbrance, of any kind or nature whatsoever upon, or in any manner to bind, the interest of Landlord in the Premises or to charge the rentals payable hereunder for any claim in favor of any person dealing with Tenant, including those who may furnish materials or perform labor for any construction or repairs, and each such claim shall affect and each such lien shall attach to, if at all, only the leasehold interest granted to Tenant by this instrument. Tenant covenants and agrees that it will pay or cause to be paid all sums due and payable by it on account of any labor performed or materials furnished in connection with any work performed on the Premises on which any lien is or can be validly and legally asserted against its leasehold interest in the Premises or the improvements thereon and that it will save and hold Landlord harmless from any and all loss, cost or expense based on or arising out of claims or liens asserted by any party claiming by, through or under Tenant against the leasehold estate or against the right, title and interest of the Landlord in the Premises or under the terms of this Lease.

                  22. Notices. Each provision of this instrument with reference to the sending, mailing or delivery of any notice or the making of any payment shall be deemed to be complied with when and if the following steps are taken:

                           a. All rent and other payments required to be made by
                  Tenant to Landlord hereunder shall be payable to Landlord at the address hereinbelow set forth or at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith. Tenant's obligation to pay rent and any other amounts to Landlord under the terms of this Lease shall not be deemed satisfied until such rent and other amounts have been actually received by Landlord.

                           b. Any notice, request,  instrument or other document
                  to be  given  hereunder  shall  be in  writing  and  shall  be delivered (1) on the date of delivery when delivered personally, (ii) one day after dispatch when sent by a reputable overnight delivery, service maintaining records or receipt; (iii) three (3) days after dispatch when sent by certified or registered mail, return receipt requested, postage prepaid:

                  If to the Tenant:

                           Morgan Products Ltd.
                           469 McLaws Circle
                           Williamsburg, Virginia 23185
                           Attention: Chief Financial Officer
                           Telecopy: 804-564-1714

                  with a copy to:

                           Edward B. Mueller
                           Nisen & Elliott
                           200 W. Adams, Suite 2500
                           Chicago, Illinois 60606
                           Telecopy: 312-346-9316

                  If to the Landlord:

                           F & S Investments, L.L.C.
                           5420 East Valley Ct.
                           Nashville, TN 37205
                           Attn:
                           Telecopy:

                  with a copy to:

                           Boult, Cummings, Conners & Berry, PLC
                           414 Union Street, Suite 1600
                           P.O. Box 198062
                           Nashville, TN 37219
                           Attention:  Davis H. Carr, Esq.
                           Telecopy: 615-252-2380

                  23. Miscellaneous.
                      ---------------

                           a. Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires.

                           b. The terms,  provisions,  covenants and  conditions
                  contained in this Lease shall apply to, inure to the benefit of, and be binding upon, the parties hereto and upon their respective heirs, legal representatives, successors and permitted assigns except as otherwise herein expressly provided. Each party agrees to furnish the other, promptly upon demand, a corporate resolution, proof of due authorization by partners, or other appropriate documentation evidencing the due authorization of such party to enter into this Lease.

                           c. The captions inserted in this Lease are for convenience only and in no way define, limit or otherwise describe the scope or intent of this Lease, or any provision hereof, or in any way affect the interpretation of this Lease.

                           d. Tenant agrees from time to time within ten (10) business days after request of Landlord, to deliver to Landlord, or Landlord's designee, an estoppel certificate stating, if true, that Lease is in full force and effect, the date to which rent has been paid, the unexpired term of this Lease and such other matters pertaining to this Lease as may be reasonably requested by Landlord. It is understood and agreed that Tenant's obligation to furnish such estoppel certificates in a timely fashion is a material inducement for Landlord's execution of this Lease.

                           e. This Lease may not be altered,  changed or amended
                  except by an instrument in writing signed by both parties hereto.

                           f. All  obligations  of  Tenant  hereunder  not fully
                  performed as of the expiration or earlier termination of the term of this Lease shall survive the expiration or earlier termination of the term hereof, including without limitation all payment obligations with respect to Taxes and all obligations concerning the condition of the Premises. Upon the expiration or earlier termination of the term hereof, and prior to Tenant vacating the Premises, Tenant shall pay to Landlord any amount reasonably estimated by Landlord as necessary to put the Premises, including without limitation all heating and air conditioning systems and equipment therein, in good condition and repair (reasonable wear and tear excepted, and subject to the provisions of Section 12). Tenant shall also, prior to vacating the Premises, pay to Landlord the amount, as estimated by Landlord, of Tenant's obligation hereunder for Taxes for the year in which this Lease expires or terminates. All such amounts shall be used and held by Landlord for payment of such obligations of Tenant hereunder, with Tenant being liable for any additional costs therefor upon demand by Landlord, or with any excess to be promptly returned to Tenant after all such obligations have been determined and satisfied, as the case may be.

                           g. If any  clause  or  provision  of this  Lease  is
                  illegal, invalid or unenforceable under present or future laws effective during the term of this Lease, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby, and it is also the intention of the parties of this Lease that in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there be added as a part of this Lease contract a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provisions as may be possible and be legal, valid and enforceable.

                           h. All  references in this Lease to "the date hereof"
                  or similar references shall be deemed to refer to the last date, in point of time, on which all parties hereto have executed this Lease.

                  24. Brokerage; Mutual Indemnities.

                           a. Tenant  warrants  that it has had no dealings with
                  any broker or agent in connection with the negotiation or execution of this Lease. Tenant shall indemnify, defend and hold Landlord harmless against all costs, expenses, reasonable attorneys' fees or other liability for commissions or other compensation or charges claimed by any broker or agent claiming by, through or under Tenant with respect to this Lease or any renewal or extension of this Lease.

                           b. Landlord warrants that it has had no dealings with
                  any broker or agent in connection with the negotiation or execution of this Lease. Landlord shall indemnify, defend and hold Tenant harmless against all costs, expenses, reasonable attorneys' fees or other liability for commissions or other compensation or charges claimed by any broker or agent claiming by, through or under Landlord with respect to this Lease or any renewal or extension of this Lease.

                 25. Time is of the Essence. Time is of the essence in the performance of each and every obligation set forth in this Lease.

                  26. Notice of Landlord's Default. If any act or omission by Landlord occurs that would give Tenant the right to damages from Landlord or the right to terminate the Lease due to constructive or actual eviction from all or part of the Premises or otherwise, Tenant may not sue for damages or exercise any right to terminate this Lease until (a) it gives notice of the act or omission to Landlord; and (b) a reasonable period of time for remedying the act or omission elapses following the giving of notice, during which time Landlord, its agents, employees and contractors are entitled to enter the Premises and cure the act or omission. During the period after the giving of the notice and during the curing of the act or omission, the rent payable by Tenant shall abate only to the extent the Premises is rendered untenantable on account of such act or omission by Landlord. In the event Landlord fails to cure any such breach within the period set forth herein, Tenant shall also have the right, but not the obligation, to cure such breach, and Landlord shall reimburse Tenant for the reasonable cost thereof. If Landlord fails to reimburse Tenant for the cost thereof, and if Tenant obtains a final, non-appealable judgment against Landlord therefor, Tenant may offset such costs, together with interest at the Default Rate from the date originally due, against the rent and other sums due Landlord under this Lease.

                  27. Memorandum of Lease. Upon Tenant's request, Landlord shall execute a Memorandum of Lease in recordable form. Tenant shall be responsible for all recording charges.

          EXECUTED BY LANDLORD, this 30th day of August, 1996.


                                    LANDLORD:
                                    ---------


Attest/Witness:                        F & S INVESTMENTS, L.L.C.

/s/ Davis Carr
- -----------------------                 By:/s/ James L. Fishel
                                           -----------------------------
                                          Name: James L. Fishel
Title:  Attorney                               ------------------------
      -----------------                   Title: Manager
                                                -----------------------



             EXECUTED BY TENANT, this 30th day of August, 1996.

                                     TENANT:
                                     -------


Attest/Witness:                        MORGAN PRODUCTS LTD.
- --------------

/s/ Victoria L. Miller                 By:/s/ Douglas H. MacMillan
- -----------------------------             -----------------------------
                                          Name: Dougas H. MacMillan
                                               ------------------------
Title:  Attorney                          Title: Vice President
- -----------------------------                   ------------------------

                                    EXHIBIT A

                         Legal Description - Chattanooga

Being a part of Section Eight (8), Township Two (2), North, Range Three (3), West of the Basis Line, Ocoee District and described as:

BEGINNING at a point in the West line of Polymer Drive at the center line of Friar Branch 450 feet, more or less, 55 feet, 190 feet and 350 feet to the East line of the City of Chattanooga property; thence along the East line of the City of Chattanooga property, North 16 degrees 14 minutes East 906 feet, more or less, to the Northeast corner of the City of Chattanooga property; thence along the North line of the City of Chattanooga property, North 73 degrees 46 minutes West 440 feet; thence North 16 degrees 14 minutes East 425 feet to the center line of a 50-foot Rail Road Spur Tract Easement; thence East along the center line of said easement 1140 feet, more or less, to the West line of Polymer Drive; thence along the West line of Polymer Drive, South 5 degrees 58 minutes East 793.50 feet to the beginning.

                                    EXHIBIT B

                                  Rent Schedule

                  Initial Base Rent:

                  Forty Thousand Five Hundred Forty-seven and No/100 Dollars ($40,547.00), payable in monthly installments of Three Thousand Three Hundred Seventy-eight and 92/100 Dollars ($3,378.92).

                  After Year 1, the Base Rent shall be calculated as follows:

                  Base Rent shall be adjusted by multiplying the Base Rent for the immediately preceding year by eighty percent (80%) of the percentage increase or decrease in the "All Items" Consumer Price Index for Urban Consumers 1982-84 = 100, compiled by the United States Department of Labor, Bureau of Labor Statistics (the "CPI"). The Base Rent for Year 2 shall be calculated by dividing the CPI for June, 1997 by the CPI for June, 1996. Additional adjustments in Base Rent shall continue to be made for each year thereafter based on the CPI for the June immediately preceding the last adjustment and the CPI for the June immediately preceding the lease year in question.

                  In no event shall the Base Rent as adjusted ever be less than the Base Rent for the preceding year. Further, in no event shall the Base Rent increase by more than five percent (5%) in any year over the immediately preceding year.

                                    EXHIBIT C

                                 LANDLORD WAIVER

TO:_________________________, a ___________________________ with an office at
_______________________________________ ("Lender").

                  Morgan Products Ltd. A Delaware corporation ("Borrower") is the lessee under a lease (the "Lease") by and between Borrower and the
undersigned         covering        the        premises        located        at
_________________________________________________,  more fully  described in the lease attached hereto as Exhibit A (the "Premises").

                  Borrower intends to enter certain financing arrangements with Lender, and as a condition to such financing arrangements, Lender has required, among other things, a lien on all of Borrower's inventory ("Collateral") located on the Premises.

                  The undersigned agrees that:

                  a. it will not assert against the Collateral any statutory or possessory liens, including, without limitation, any rights of levy or distraint for rent, all of which it hereby waives;

                  b. none of the Borrower's Collateral located on the Premises shall be deemed to be fixtures; and

                  c. if Borrower defaults on its obligations to Lender, and, as a result, Lender looks to the Collateral, the undersigned will not hinder Lender's actions in assembling all of the Collateral located on the Premises, will permit Lender to remove said Collateral from the Premises without charge and will not hinder Lender's actions in enforcing its lien against the Collateral.

                  The agreement of the undersigned set forth herein shall be contingent upon the following:

                  (a) the Collateral shall be located on the Premises at the risk of Borrower and/or Lender, as their interests may appear, it being understood that the undersigned shall not be liable for any damage thereto, unless occasioned solely by the gross negligence or willful misconduct of the undersigned; and

                  (b) if Borrower is in default under the Lease, Lender agrees to remove the Collateral from the Premises within thirty (30) days of demand by the undersigned, and if the Collateral is not removed within said period, the same shall be deemed abandoned.

                  The undersigned hereby acknowledges that, as of the date of this agreement, to the actual knowledge of the undersigned, Borrower is not in default in any respect under its Lease obligations to the undersigned.

                  Any notices(s) required or desired to be given hereunder shall be directed to the party to be notified at the address stated herein.

                  The agreements contained herein shall continue in full force and effect until all of Borrower's obligations to Lender are paid and satisfied in full and all financing arrangements between Lender and Borrower have been terminated.

                  The agreements contained herein may not be modified or terminated orally and shall be binding upon the successors, assigns and personal representatives of the undersigned, upon any successor, owner or transferee of the Premises and upon any purchaser, including any mortgagee from the undersigned.

                       Executed and delivered this ___ day of ______, 19__, at
- ------------------------


                                       F & S INVESTMENTS, L.L.C.


                                       By:-----------------------------
                                          Name:------------------------
                                          Title:-----------------------



                                       --------------------------------

                                       --------------------------------
                                       Address






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